UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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General Electric Company

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GE Aerospace

# 2025 Notice of Annual Meeting and Proxy Statement

On behalf of the Board of Directors of GE Aerospace, we are making these materials available to you (beginning on or about March 18, 2025) in connection with GE Aerospace’s solicitation of proxies for its 2025 Annual Meeting.

General Electric Company operates as GE Aerospace. References to General Electric or GE in this Proxy Statement refer to the company as it existed prior to the spin-off of GE Vernova on April 2, 2024.

GE Aerospace 2025 Proxy Statement	GE Aerospace 1 Neumann Way Evendale, OH 45215

Letter from the Lead Director

Fellow Shareholders,

The past year marked the beginning of a new chapter for our company. Our Board is privileged to represent you amidst the great progress and success of GE Aerospace in its first year as an independent company.

Through it all, the GE Aerospace team has continued to serve customers, achieve major program milestones and advance key technologies. The company also delivered strong financial performance for 2024, growing full-year operating profit and free cash flow by roughly 30% each. And we are confident that there is much room to build and improve upon this great start.

Completing GE’s historic transformation, and launching GE Aerospace

With the spin-off of GE Vernova last April, we completed GE’s multiyear strategic transformation into three independent public companies. That transformation has generated enormous value for shareholders, growing the combined market capitalization of GE Aerospace, GE Vernova and GE HealthCare by over $230 billion—more than triple—compared to the value of GE in November 2021 before the spin-offs were announced.

Today, the GE Aerospace team is fully engaged in living our company’s purpose: inventing the future of flight, lifting people up and bringing them home safely. GE Aerospace enabled over three billion passengers to fly with our technology under wing in 2024, and there are nearly one million passengers in flight powered by our engines at any given time.* Those figures highlight the scale and significance of our installed base and industry leadership, but they also underscore the critical responsibility that we have for safety—and safety comes first in the GE Aerospace culture and operating model.

Securing our CEO’s continued leadership

One of the Board’s highest priorities following the GE Aerospace launch was securing long-term leadership for the new company. We were extremely pleased to announce an agreement last June with our Chairman and CEO Larry Culp to serve through 2027. Larry has proven himself to be an extraordinary CEO throughout his career, and his track record of strengthening GE’s businesses and generating shareholder value since he took the helm in 2018 speaks for itself.

Moreover, the Board views Larry as the right leader for GE Aerospace today as we continue ramping new engine and service offerings to meet tremendous demand. His leadership style is exemplified in FLIGHT DECK, the company’s proprietary lean operating model that defines expected behaviors—respect for people, continuous improvement, customer driven—and provides fundamental tools to drive results. Larry’s focus on safety, quality, delivery and cost—in that order—and commitment to building capabilities and competitive advantages will serve GE Aerospace and shareholders well for years to come.

The Board firmly believes that securing Larry’s continued leadership was in the best interests of shareholders. I encourage you to read more about our deliberations in the Q&A with Steve Angel, the Chair of our Management Development & Compensation Committee, on page 27.

Deepening our aerospace & defense focus

At the Board level, we have also benefited from the opportunity for deeper discussions with the management team on our business strategies and execution. The new directors we have welcomed over the past few years are adding significant value with their longstanding industry roots and expertise. And as an independent aerospace company, we have more time to devote to topics that are core to the business, such as product safety and quality, delivery and supply chain and technology development for the future of flight. With the Board’s full focus and experience, we are working to support the long-term success of GE Aerospace as the global leader in aerospace propulsion, and systems.

On behalf of the Board, thank you for your continued support of GE Aerospace at this exciting time for the company and our industry.

THOMAS HORTON

Lead Director

*	Figures include equipment made by GE Aerospace and joint ventures.

GE Aerospace 2025 Proxy Statement   1

Launching GE Aerospace

Delivering value in our first year

Performance in 2024

GE Aerospace had a monumental 2024, with strong performance in our first year as a standalone company laying the foundation for continued value creation.

•   Served customers amidst robust demand, with total equipment and services orders of $50.3 billion (+32%) and remaining performance obligation at more than $170 billion.

•   Delivered strong financial performance, including $1.7 billion of operating profit* growth (+30%) and $1.3 billion of free cash flow* growth (+28%).

•   Invested $2.7 billion in R&D to further the future of flight and next-generation solutions for customers.**

•   Established a capital allocation framework targeting ~$25 billion in available cash for deployment from 2024 to 2026 and returned more than $6 billion to shareholders.

•   Generated total shareholder return (TSR) of 65%, compared to 17% for the S&P 500 Industrials Index.

GAAP	FY24	FY23	Y/Y REPORTED	NON-GAAP*	FY24	FY23	Y/Y
Total Revenue	$38,702	$35,348	9%	Adjusted Revenue	$35,121	$31,959	10%
Profit	$7,620	$10,441	(27)%	Operating Profit	$7,253	$5,561	30%
Profit Margin	19.7%	29.5%	(980) bps	Operating Profit Margin	20.7%	17.4%	330 bps
Continuing EPS	$6.09	$8.33	(27)%	Adjusted EPS	$4.60	$2.95	56%
Cash from Operating Activities (CFOA)	$5,817	$4,609	26%	Free Cash Flow (FCF)	$6,089	$4,744	28%

Stock price growth

*    Non-GAAP Financial Measures. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65.

**   Includes GE Aerospace and customer and partner funded R&D.

2   GE Aerospace 2025 Proxy Statement

Continuing success through our segments
GE Aerospace is a global leader in propulsion, services and systems with an installed base of 70,000 commercial and defense engines. We operate through two reportable segments: Commercial Engines & Services and Defense & Propulsion Technologies.

The Commercial Engines & Services (CES) segment represents the industry’s largest and growing commercial propulsion fleet, with an installed base of approximately 45,000 engines across both narrowbody and widebody platforms.

•   Three out of every four commercial flights are powered by engines provided by GE Aerospace and our joint venture partners.

•   In 2024, CES generated $26.9 billion in revenue, 74% of which was through services.

•   Throughout 2024, we received more than 3,900 commercial engine orders and increased the CES backlog to $154 billion.

The Defense & Propulsion Technologies (DPT) segment is the leading provider of defense engines and critical aircraft systems and comprises Defense & Systems (D&S) and Propulsion & Additive Technologies (P&AT).

•   GE Aerospace powers two-thirds of all U.S. military combat and helicopter fleets.

•   In 2024, DPT generated $9.5 billion in revenue and maintains a diverse and growing backlog of $18 billion.

•   DPT achieved several big wins in 2024 including, delivering the first two T901 engines to the U.S. Army and receiving an order from the Polish Armed Forces for 210 T700 engines.

•   P&AT businesses support both commercial and military end users under the Avio Aero, Unison, Dowty Propellers and Colibrium Additive brands.

Leveraging FLIGHT DECK to achieve long-term, sustainable value
In February 2024 we launched FLIGHT DECK, our proprietary lean operating model, to better serve our customers through a relentless focus on safety, quality, delivery and cost, in that order. FLIGHT DECK is how we translate strategy into operational and financial results as well as strategic breakthroughs, while advancing our culture.

Our roadmap: One team, one strategy, one operating model, one culture.

GE Aerospace 2025 Proxy Statement   3

Notice of 2025 Annual Meeting

You are invited to participate in our 2025 Annual Meeting. If you were a GE Aerospace shareholder at the close of business on March 10, 2025, you are entitled to vote at the Annual Meeting. Even if you plan to attend the live webcast, we encourage you to submit your vote as soon as possible through one of the methods available to you.

Cordially,

JOHN PHILLIPS, III, GENERAL COUNSEL AND SECRETARY

Agenda

1	Elect the 10 director nominees named in the proxy for the coming year

FOR each director nominee
Page 5
See page 1 for a Letter from the Lead Director

2	Advisory approval of our named executives’ compensation (Say-on-Pay)

FOR
Page 26
See page 27 for a Q&A with the Chair of the Compensation Committee

3	Ratify the selection of Deloitte as independent auditor for 2025

FOR
Page 57

4	Vote on the shareholder proposal included in the proxy, if properly presented at the meeting

AGAINST the proposal
Page 59

Logistics

DATE AND TIME
May 6, 2025, at 10:00 a.m. Eastern Time

LOCATION
Live Webcast at: www.virtualshareholdermeeting.com/GEAerospace2025

RECORD DATE
Shareholders of record at the close of business on March 10, 2025, are entitled to attend and vote at the Annual Meeting. On that date, there were 1,066,578,764 shares of common stock of GE Aerospace (General Electric Company) outstanding and entitled to vote.

How you can vote

VIA THE INTERNET
at www.proxyvote.com, or at the website indicated on the materials provided to you by your bank or broker

BY TELEPHONE
Call the telephone number on your proxy card or voting instruction form

BY MAIL
Sign, date and return your proxy card or voting instruction form

If you are a beneficial owner and received a voting instruction form, please follow the instructions provided by your bank or broker to vote your shares.

We have created an Annual Meeting website at https://www.geaerospace.com/annualmeeting to make it easy to access our 2025 Annual Meeting materials. At the Annual Meeting website you can find an overview of the items to be voted, the proxy statement and the annual report to read online or to download, as well as a link to vote your shares.

WHERE CAN YOU FIND MORE INFORMATION?
See Voting and Meeting Information on page 62.

4   GE Aerospace 2025 Proxy Statement

Governance

PROPOSAL NO. 1

Election of Directors

What are you voting on?

At the 2025 Annual Meeting, 10 director nominees are to be elected to the GE Aerospace Board to hold office until the 2026 Annual Meeting and until their successors have been elected and qualified.

YOUR BOARD RECOMMENDS A VOTE FOR EACH NOMINEE

All nominees are current GE Aerospace Board members who were elected by shareholders at the 2024 Annual Meeting.

GE Aerospace 2025 Proxy Statement   5

Board Nominees

TENURE	AGE	INDEPENDENCE
4.8 years average tenure	64.2 years average age	All independent except for the CEO

3 Newer (1-2 years)	7 60-64 years	9 Independent

2 Medium-tenured (3-5 years)	3 ≥65 years	1 Not Independent

5 Longer-tenured (6+ years)

Our Board term limit is 15 years	Our Board age limit is 75 years	All director nominees except our CEO are independent and meet heightened independence standards for our committees, as required

Qualifications and Attributes

The committee memberships indicate the composition of the committees of the Board as of the date of this proxy. For a description of committees and committee activities during 2024, see Board Committees in 2024 on page 16. Our director nominees’ primary qualifications and attributes are highlighted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board.

	PRIMARY QUALIFICATIONS AND ATTRIBUTES						COMMITTEES
NAME	AEROSPACE & DEFENSE SECTOR	OPERATIONS	PUBLIC COMPANY CEO EXPERIENCE	FINANCE & ACCOUNTING	INVESTOR / CAPITAL ALLOCATION	GLOBAL	AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE COMMITTEE
Stephen Angel		●	●	●	●	●
Sébastien Bazin		●	●	●	●	●		●	●
Margaret Billson	●	●	●			●	●
H. Lawrence Culp, Jr.	●	●	●	●	●	●
Thomas Enders	●	●	●	●		●		●
Edward Garden				●	●	●	●■	●
Isabella Goren	●	●		●		●	■
Thomas Horton	●	●	●	●	●	●			●
Catherine Lesjak		●		●	●	●	●■
Darren McDew	●	●				●	●		●

FINANCIAL ACUMEN. The Board has determined that each of Mses. Goren and Lesjak and Mr. Garden are “audit committee financial experts” (per SEC rules), and each member of the Audit Committee is “financially literate” (per NYSE rules).

●	Member

Chair

■	Financial Expert

Key Corporate Governance Practices

•	9 out of 10 director nominees are independent
•	Annual election of all directors by majority vote
•	No supermajority vote provisions in governing documents
•	Annual review of Board leadership structure
•	Annual Board and committee self-evaluations
•	Strong lead director with clearly delineated duties
•	Dual-pronged Board refreshment mechanisms (age & term limits)
•	Regular executive sessions of independent directors
•	Board and committees may hire outside advisors independently of management
•	Proactive year-round shareholder engagement program
•	Clawback policy that applies to all cash and equity incentive awards
•	Prohibition on hedging & pledging
•	Strong stock ownership guidelines
•	“Overboarding” limits for directors
•	No poison pill or dual-class shares
•	Shareholder right to call special meetings (at 10%)
•	Proxy access by-law provisions on market terms
•	Shareholder approval of certain severance benefits

6   GE Aerospace 2025 Proxy Statement

Nominee Biographies

H. Lawrence Culp, Jr. Director Since: 2018 Age: 61 Birthplace: United States

Chairman (since April 2024) and CEO (since June 2022), GE Aerospace, Evendale, OH and former Chairman and CEO, GE, Boston, MA (2018–2024)

Board Leadership	Chairman

PRIOR BUSINESS EXPERIENCE

•   Senior Advisor, Bain Capital Private Equity, a global private equity firm (2017–2018)

•   Senior Lecturer, Harvard Business School (2015–2018)

•   Former CEO and President, Danaher (2001–2014), a global science and technology company operating in the healthcare, environmental and applied-end markets; joined Danaher subsidiary Veeder-Root in 1990, serving in a number of leadership positions within Danaher, including COO and, following his retirement, Senior Advisor (2014–2016)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   GE HealthCare

PAST PUBLIC COMPANY BOARDS

•   Danaher

•   GlaxoSmithKline

•   T. Rowe Price Group

OTHER POSITIONS

•   Member and former Chairman, Board of Visitors & Governors, Washington College

•   Member, Board of Trustees, Wake Forest University

EDUCATION

•   Washington College

•   MBA, Harvard Business School

Thomas Horton Director Since: 2018 Age: 63 Birthplace: United States INDEPENDENT

Partner, Global Infrastructure Partners, an infrastructure investment fund, New York, NY (since 2019)

Board Leadership	Lead Director

GE AEROSPACE COMMITTEE MEMBERSHIP

•  Governance

PRIOR BUSINESS EXPERIENCE

•   Senior Advisor, Warburg Pincus LLC, a private equity firm focused on growth investing (2015–2019)

•   Chairman, American Airlines Group, one of the largest global airlines (formed following the merger of AMR Corporation and US Airways) (2013–2014)

•   Chairman and CEO, American Airlines (2011–2014)

•   Chairman and CEO, AMR (parent company of American Airlines) (2010–2013)

•   EVP and CFO, AMR (2006–2010)

•   Vice Chairman and CFO, AT&T (2002–2006)

•   SVP and CFO, AMR (2000–2002); joined AMR in 1985, serving in various finance and management roles

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   Walmart

PAST PUBLIC COMPANY BOARDS

•   EnLink Midstream

•   Qualcomm

EDUCATION

•   Baylor University

•   MBA, Southern Methodist University

GE Aerospace 2025 Proxy Statement   7

Isabella Goren Director Since: 2022 Age: 64 Birthplace: Ukraine INDEPENDENT

Former Chief Financial Officer of American Airlines and AMR Corporation, a global airline, Fort Worth, TX (2010-2013)

Board Leadership	Chair: Audit Committee

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Audit (Chair)

PRIOR BUSINESS EXPERIENCE

•   CFO, American Airlines and AMR Corporation (2010-2013)

•   Senior Vice President, Customer Relationship Marketing, American Airlines (2006-2010)

•   Vice President, American Airlines (1998-2006)

•   President, AMR Services (1996-1998)

•   Previously served in various management positions at American Airlines (1986-1996)

•   Chemical Engineer, Dupont (1983-1985)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   Marriott International

PAST PUBLIC COMPANY BOARDS

•   Gap

•   LyondellBasell Industries

OTHER POSITIONS

•   Director, MassMutual

•   Member of the Advisory Board, The University of Texas at Austin, Cockrell School of Engineering

•   Member of the Executive Board, Lyle School of Engineering, Southern Methodist University

EDUCATION

•   University of Texas at Austin

•   MBA, Southern Methodist University

Stephen Angel Director Since: 2022 Age: 69 Birthplace: United States INDEPENDENT

Chairman and Former CEO, Linde, a global industrial gases and engineering company, Dublin, Ireland (since 2022)

Board Leadership	Chair: Compensation Committee

GE AEROSPACE COMMITTEE MEMBERSHIP

•  Compensation (Chair)

PRIOR BUSINESS EXPERIENCE

•   CEO, Linde (2018-2022)

•   President & CEO, Praxair (subsequently Linde) (2007-2018)

•   President & COO, Praxair (2006-2007)

•   EVP, North America, Europe and Asia, Praxair (2001-2006)

•   Previously held various roles at General Electric (1979-2001)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   GE Vernova

•   Linde

PAST PUBLIC COMPANY BOARDS

•   PPG Industries

•   Praxair

OTHER POSITIONS

•   Director, Stoke Space Technologies

•   Member of The Business Council

EDUCATION

•   North Carolina State University

•   MBA, Loyola College

8   GE Aerospace 2025 Proxy Statement

Catherine Lesjak Director Since: 2019 Age: 66 Birthplace: Canada INDEPENDENT

Former Chief Financial Officer, HP, a global technology company, and its predecessor, Hewlett-Packard, Palo Alto, CA (2007-2018)

Board Leadership	Chair: Governance & Public
Affairs Committee

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Governance (Chair)

•   Audit

PRIOR BUSINESS EXPERIENCE

•   Interim Chief Operating Officer, HP (2018–2019)

•   Interim CEO, Hewlett Packard (2010)

•   Senior Vice President and Treasurer, HP (2003–2007)

•   Previously served in various leadership positions within the financial organization at HP and Hewlett Packard, including as Global Controller, Software Solutions; Controller and Credit Manager for Commercial Customers; and as Manager, Financial Operations, Enterprise Marketing and Solutions (joined Hewlett Packard in 1986)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   GE HealthCare

•   PROS Holdings

PAST PUBLIC COMPANY BOARDS

•   SunPower

OTHER POSITIONS

•   Board, Haas School of Business, University of California, Berkeley

EDUCATION

•   Stanford University

•   MBA, University of California, Berkeley

Sébastien Bazin Director Since: 2016 Age: 63 Birthplace: France INDEPENDENT

Chairman and CEO, AccorHotels, a global hotel company, Paris, France (since 2013)

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Compensation

•   Governance

PRIOR BUSINESS EXPERIENCE

•  CEO, Europe Colony Capital, a private investment firm (1997–2013)

•  Group Managing Director, CEO and General Manager, Immobilière Hôtelière (1992–1997)

•   Began career in 1985 in U.S. finance sector, becoming Vice President, M&A, PaineWebber

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   AccorHotels

PAST PUBLIC COMPANY BOARDS

•   Banyan Tree Holding

•   Carrefour

•   Huazhu Group

OTHER POSITIONS

•   Vice Chairman, Supervisory Board, Gustave Roussy Foundation, cancer research funding

•   Chairman, Safar Ventures

•   Director, Riyadh School of Tourism and Hospitality

EDUCATION

•   Sorbonne University

•   MA (Economics), Sorbonne University

GE Aerospace 2025 Proxy Statement   9

Margaret Billson Director Since: 2023 Age: 63 Birthplace: United States INDEPENDENT

Former President and CEO of BBA Aviation, plc’s Global Engine Services Division, and its predecessor Aftermarket Services Division, an aviation services company, London, England (2009-2016)

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Audit

PRIOR BUSINESS EXPERIENCE

•   President and CEO of BBA Aviation, plc’s Global Engine Services Division and its predecessor Aftermarket Services Division (2009-2016)

•   President, Airplane Division and Chief Operating Officer, Eclipse Aviation (2005-2008)

•   Vice President, General Manager, Honeywell Aerospace (2003-2005)

•   Vice President, Engineering & Program Management, Honeywell Aerospace (1997-2003)

•   Previously served in various management positions at Douglas Aircraft Company, a division of the McDonnell Douglas Corporation (1984-1996)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

PAST PUBLIC COMPANY BOARDS

•   Arconic

•   CAE

•   SkyWest

EDUCATION

•   Embry-Riddle Aeronautical University

•   MEng, Aerospace, Aeronautical and Astrological Engineering, California State University, Long Beach

Thomas Enders Director Since: 2023 Age: 66 Birthplace: Germany INDEPENDENT

Former CEO of Airbus SE, a global aerospace company, and its predecessor EADS NV, Blagnac, France (2005-2019)

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Compensation

PRIOR BUSINESS EXPERIENCE

•   CEO of Airbus SE and its predecessor EADS NV (2005-2019)

•   Head of the Defense and Security Systems Business, EADS NV (2000-2005)

•   Multiple positions at DaimlerChrysler Aerospace (1991-2000)

•   Planning Staff, German Federal Ministry of Defense (1989-1991)

•   Researcher, German Council on Foreign Relations and International Institute for Strategic Studies (1988-1989)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   Lilium

•   Linde

•   Lufthansa

PAST PUBLIC COMPANY BOARDS

•   Knorr Bremse

OTHER POSITIONS

•   President, German Council on Foreign Relations (DGAP)

•   Director, Helsing

EDUCATION

•   PhD, University of Bonn

•   University of California, Los Angeles

10   GE Aerospace 2025 Proxy Statement

Edward Garden Director Since: 2017 Age: 63 Birthplace: United States INDEPENDENT

Chairman and CEO, Garden Investments, an investment management firm, New York, NY (since 2023)

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Audit

•   Compensation

PRIOR BUSINESS EXPERIENCE

•   Chief Investment Officer and Founding Partner, Trian Fund Management (2005-2023)

•   Vice Chairman and Director, Triarc Companies (subsequently The Wendy’s Company and previously Wendy’s/Arby’s Group) (2004-2007) and Executive Vice President (2003-2004)

•   Managing Director, Credit Suisse First Boston (1999-2003)

•   Managing Director, BT Alex Brown (1994-1999)

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   Middleby

PAST PUBLIC COMPANY BOARDS

•   Family Dollar Stores

•   Invesco

•   Janus Henderson Group

•   Legg Mason

•   Pentair

•   The Bank of New York Mellon

•   The Wendy’s Company

EDUCATION

•   Harvard College

Darren McDew Director Since: 2023 Age: 64 Birthplace: United States INDEPENDENT

Retired Four-Star General, United States Air Force, and Former Commander of U.S. Transportation Command, Scott Air Force Base, Illinois (2015-2018)

GE AEROSPACE COMMITTEE MEMBERSHIP

•   Audit

•   Governance

PRIOR GOVERNMENT EXPERIENCE

•   Four-star general who served for 36 years in the United States military before retiring in October 2018.

•   Commander, U. S. Transportation Command, the single manager for global air, land and sea transportation for the U.S. Department of Defense from 2015 to 2018.

•   Held various leadership roles across the U. S. Military, including Vice Director for Strategic Plans and Policy for the Joint Chiefs of Staff, Military Aide to the President, Director of Air Force Public Affairs, and Chief of Air Force Senate Liaison Division.

CURRENT PUBLIC COMPANY BOARDS

•   GE Aerospace

•   Abbott Laboratories

•   Parsons Corporation

OTHER POSITIONS

•   Director, United Services Automobile Association (USAA)

•   Board of Governors, Boys and Girls Club of America

EDUCATION

•   Virginia Military Institute

•   MS, Aviation Management, Embry-Riddle Aeronautical University

GE Aerospace 2025 Proxy Statement   11

Board Composition

The Governance & Public Affairs Committee (Governance Committee) is charged with reviewing the composition of the Board and refreshing it as appropriate. With this in mind, the Governance Committee regularly reviews potential candidates and recommends nominees to the Board for approval. The Board takes a thoughtful approach to its composition to maintain alignment with the company’s corporate strategy. Since announcing our plan to spin-off GE HealthCare and GE Vernova, the Board has undertaken significant efforts to align its composition to the company’s long-term strategy as an aerospace company and to bring in new perspectives. As a result, five of the ten nominees have been added in the last four years, with a focus on aerospace & defense sector expertise and operational experience.

Director Selection Process

Our Governance Committee, together with the full Board, is responsible for establishing criteria, screening candidates and evaluating the qualifications of persons who may be considered for service on our Board. The Governance Committee considers all shareholder recommendations for director candidates. The following describes the Board’s selection process:

1	SUCCESSION PLANNING

The Governance Committee prioritizes experiences and attributes to support the current and long-term needs of the company, within the context of the current Board structure and mix of skills and experience.

2	IDENTIFICATION OF CANDIDATES

The Governance Committee engages in a search process to identify qualified director candidates, which may include the use of an independent search firm, and assesses candidates’ skills, experience and background and their alignment with the company’s portfolio and strategy.

3	INTERVIEWING CANDIDATES

Qualified director candidates are typically interviewed by the Chairman and CEO, Governance Committee chair, lead director and other members of the Governance Committee, as well as other members of the Board and management, as necessary.

4	DECISION AND NOMINATION

After determining that the director candidates meet the priorities established by the Governance Committee and will serve in the best interests of the company and its shareholders, the Governance Committee recommends, and the full Board approves, director candidates for appointment to the Board and election by shareholders.

5	ELECTION

The shareholders consider the nominees and elect directors by majority vote to serve one-year terms.

6	ONGOING ASSESSMENT

On an ongoing basis, including in connection with the annual Board self-evaluation and setting the director slate for the annual meeting, the Governance Committee regularly assesses the composition of the Board to maintain alignment with the company’s strategy and other priorities.

Director Recruitment Priorities

RECRUITMENT PRIORITIES

•     Aerospace domain expertise

•     Operational experience

•     Capital allocation / finance

•     Government / regulatory

•     Technology / digital

DIRECTOR “MUST- HAVES”

•     Leadership experience

•     Highest personal & professional ethics

•     Integrity & values

•     Passion for learning

•     Inquisitive & objective perspective

•     Sense of priorities & balance

HOW YOU CAN RECOMMEND A CANDIDATE

Write to the Governance Committee, c/o Corporate Secretary, at 1 Neumann Way, Evendale, OH 45215 and include all information that our by-laws require for director nominations.

HOW WE REFRESH THE BOARD

•     Board evaluation. Each year, the Board assesses its effectiveness through a thorough evaluation at the Board and committee levels. See How We Evaluate the Board’s Effectiveness on page 18.

•     Term limits. The Board has a 15-year term limit for independent directors.

•     Age limits. With limited exceptions, directors may not be renominated to the Board after their 75th birthday.

See the Board’s Governance Principles (see Helpful Resources on page 66) for more information on these policies.

12   GE Aerospace 2025 Proxy Statement

Important Factors in Assessing Board Composition

The Governance Committee strives to maintain an independent Board with broad and diverse experience and judgment that is committed to representing the long-term interests of our shareholders. The Governance Committee considers a wide range of factors when selecting and recruiting director candidates, including:

Creating an experienced, qualified Board with high personal integrity and character, and expertise in areas relevant to GE Aerospace.

The Governance Committee seeks directors who possess extraordinary leadership qualities and demonstrate a practical understanding of organizations, processes, people, strategy, risk management and how to drive change and growth. Additionally, we believe directors should have experience in identifying and developing talent, given the Board’s role in human capital management and succession planning. In addition to these threshold qualities, we seek directors who bring to the Board specific types of experience relevant to GE Aerospace and the company’s strategy.

Building a Board with a mix of experiences and viewpoints.

GE Aerospace seeks to build a Board comprising individuals from different backgrounds and with a range of experiences and viewpoints. The Governance Committee considers various qualifications and attributes when reviewing candidates for the Board, including skills, expertise, perspectives, and background, and assesses the Board’s overall composition to best enable the effective governance of the Company in the interests of shareholders. See Board Skills and Experience on this page for additional information on the composition of our Board.

Complying with regulatory requirements and the Board’s independence guidelines.

The Governance Committee considers regulatory requirements affecting directors, including potential competitive restrictions. It also looks at other positions the director has held or holds (including other board memberships), and the Board reviews director independence.

How We Assess Board Size

The Governance Committee considers Board size each year in connection with proposing the slate of directors for the Annual Meeting, consistent with the Board’s Governance Principles (see Helpful Resources on page 66). The Governance Committee considers many factors, including its annual self-evaluations and assessment of trends with peer companies. The Board anticipates maintaining approximately its current size.

BOARD SKILLS AND EXPERIENCE

AEROSPACE & DEFENSE SECTOR

We have added directors with business leadership or other experience in the aerospace sector, and this expertise supports the Board’s engaged oversight. Directors with senior military or government experience also bring an important perspective and understanding of our defense customers.

OPERATIONS We have sought directors with operational experience at other large companies or organizations, as we seek to drive continuous improvements in our business operations and execution.

PUBLIC COMPANY CEO EXPERIENCE

Directors who have served as CEOs for other public companies bring valuable perspective and experience to assist the Board in evaluating and advising our CEO on strategy, performance, culture and other matters.

FINANCE & ACCOUNTING

GE Aerospace uses a broad set of financial metrics to measure its performance, and accurate financial reporting and robust auditing are critical to our success. We have a number of directors who qualify as audit committee financial experts, and we expect all of our directors to have an understanding of finance and financial reporting processes.

INVESTOR / CAPITAL ALLOCATION

To promote strong alignment with our investors, we have added directors who have experience overseeing investments or in making investment or capital allocation decisions. We believe that these directors can help focus management and the Board on the most critical value drivers for the company, including with respect to providing strategic insights and oversight for our capital allocation and setting executive compensation targets and objectives.

GLOBAL

We seek directors with global business experience because GE Aerospace’s continued success depends on continuing to grow our businesses outside the United States. For example, we serve customers in approximately 120 countries. Directors with global experience offer valuable perspectives to the Board that help us better understand opportunities and navigate challenges in global markets.

GE Aerospace 2025 Proxy Statement   13

Board Leadership Structure

GE Aerospace believes that independent board oversight is an essential component of strong corporate performance. We also believe that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as the Chairman should be based upon the circumstances facing the company. Maintaining flexibility on this policy allows the Board to choose the leadership structure that will best serve the interests of the company and its shareholders at any particular time.

WHY OUR BOARD LEADERSHIP STRUCTURE IS APPROPRIATE FOR GE AEROSPACE AT THIS TIME. The Board continues to believe that its current leadership structure, which has a combined role of Chairman and CEO, counterbalanced by a strong independent Board led by a lead director and independent directors chairing each of the Board committees, is in the best interests of GE Aerospace and its shareholders. In the Board’s view, this structure allows Mr. Culp, as Chairman and CEO, to drive strategy and agenda setting at the Board level, while maintaining responsibility for executing on that strategy as CEO. At the same time, our lead director, Thomas Horton, works with Mr. Culp to set the agenda for the Board and also exercises additional oversight on behalf of the independent directors. In addition, the Board believes that combining the roles of Chairman and CEO is important to provide clarity on decision-making and accountability as we launch as a standalone aerospace company and any potential conflicts that might result from combining the roles can be effectively mitigated through the duties of our lead director. The Board will continue to review the appropriateness of this structure and consider shareholder feedback from our ongoing engagements.

HOW WE SELECT THE LEAD DIRECTOR. The Governance Committee reviews potential candidates’ qualifications and attributes, including leadership and previous public company experience, and considers feedback from the current lead director, other Board members and the Chairman. The Governance Committee then makes a recommendation to the Board’s independent directors, who after review, elect the lead director. Thomas Horton, former Chairman and CEO of American Airlines, was first elected as the lead director in September 2018.

The Lead Director’s Role

The lead director has the following responsibilities (and may also perform other functions at the Board’s request), as detailed in the Board’s Governance Principles:

•	Board leadership — provides leadership to the Board in any situation where the Chairman’s role may be perceived to be in conflict, and chairs Board meetings in the absence of the Chairman

•	Board agenda, schedule & information — approves the agenda (with the ability to add agenda items), schedule and information sent to directors and calls additional meetings, as needed

•	Leadership of independent director meetings — calls and leads independent director meetings, which are regularly scheduled (in addition to the numerous informal sessions that occur throughout the year) without any management directors or GE Aerospace employees present

•	Chairman-independent director liaison — regularly meets with the Chairman and serves as liaison between the Chairman and the independent directors (although every director has direct access to the Chairman)

•	Shareholder communications — makes himself/herself available as the primary Board contact for direct communication with our significant shareholders

•	Board governance processes — works with the Governance Committee to guide the Board’s governance processes, including the annual Board self-evaluation and the annual Chairman’s evaluation

•	Board leadership structure review — oversees the Board’s periodic review and evaluation of its leadership structure

•	Committee chair selection — advises the Governance Committee in choosing committee chairs

CHAIRMAN OF THE BOARD & CEO

LEAD DIRECTOR elected solely by independent directors

CHAIRS The chairs of our Audit, Compensation and Governance committees are independent

Considerations in selecting current lead director: THOMAS HORTON

Mr. Horton was first elected to our Board at the 2018 Annual Meeting. During his tenure on our Board, he has established strong working relationships with his fellow directors and garnered their trust and respect. Furthermore, he has demonstrated strong leadership skills, independent thinking and a deep understanding of our businesses and their industries.

The independent directors’ decision to select Mr. Horton as lead director took into account the tenures and capabilities of each independent director, along with a potential candidate’s willingness and ability to serve as lead director, understanding that the position entails significant responsibility and time commitment. The Board considered that Mr. Horton also serves as lead independent director for Walmart. However, in reviewing Mr. Horton’s time commitment at Walmart, the independent directors noted that Walmart has three separate positions for CEO, chairman, and lead independent director, which mitigated concerns about Mr. Horton’s ability to dedicate sufficient time to the role as GE Aerospace’s lead director under the circumstances.

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Board Operations

Full Board

10 meetings in 2024

Independent Director Meetings

The independent directors meet periodically in executive sessions at scheduled Board meetings. They may have other special meetings throughout the year. These executive sessions are designed to promote candor and discussion of matters in a setting that is independent of the Chairman and CEO. The lead director chairs each of these executive sessions.

Chairman H. Lawrence Culp, Jr.	Lead Director Thomas Horton

2024 Areas of Focus

•	Long-term strategy, including oversight of our strategic transformation and capital allocation

•	Execution of the GE Vernova spin-off

•	Product safety and quality

•	Business strategy and operating reviews, including visits to GE Aerospace facilities

•	Delivery and supply chain

•	Organizational talent reviews and succession planning

•	Enterprise risk management

A Typical GE Aerospace Board Meeting

During 2024, the Board held seven regularly scheduled and three special meetings. Five regularly scheduled meetings were held in-person and the other meetings were held virtually, with the schedules adjusted to accommodate director participation from different time zones. The below describes a typical in-person Board meeting.

1	BEFORE THE MEETING

Board committee chairs: prep meetings with management and auditors

Management: internal prep meetings

2	THURSDAY (DAY 1)

Daytime: Board committee meetings and Board meeting

Evening: informal gathering with external guests or senior business managers and/or Board working dinner

3	FRIDAY (DAY 2)

Daytime: full Board meeting (including reports from each committee chair) followed by an executive session; also periodic independent director sessions

4	AFTER THE MEETING

Management: debrief sessions to discuss and respond to Board follow-up items

Our Board recognizes that its oversight of our strategic priorities and responsibility to GE Aerospace shareholders requires a personal and professional commitment that extends well beyond regularly scheduled Board meetings. Ongoing and meaningful engagement with the business is critical to staying informed and provides the type of insight that allows our directors to provide effective guidance to our leadership team and to engage in constructive dialogue with each other. During 2024, in addition to the regularly scheduled Board and committee meetings, directors participated in business and strategy review sessions and visited various GE Aerospace and customer/partner facilities.

GE Aerospace 2025 Proxy Statement   15

Board Committees in 2024

Audit 10 meetings in 2024 Chair: Isabella Goren Other Members: Billson, Garden, Lesjak & McDew	Governance & Public Affairs 5 meetings in 2024 Chair: Catherine Lesjak Other Members: Bazin, Horton & McDew	Management Development & Compensation 8 meetings in 2024 Chair: Stephen Angel Other Members: Bazin, Enders & Garden

KEY RESPONSIBILITIES AND AREAS OF RISK OVERSIGHT

•     Oversees GE Aerospace’s independent auditor, including the audit plan and budget, and monitors independence and performance

•     Oversees the effectiveness of GE Aerospace’s financial reporting processes and systems

•     Discusses with auditor and management key reporting practices (including non-GAAP measures), critical audit matters and new accounting standards

•     Monitors the effectiveness of GE Aerospace’s internal controls

•     Reviews and evaluates the scope and performance of the internal audit staff and compliance program

•     Oversees the company’s enterprise risk management and cybersecurity programs

•     Monitors GE Aerospace’s significant litigation and investigations

•     Oversees external reporting on sustainability matters in coordination with the Governance Committee

•     Oversees the Board’s governance processes, including all significant governance policies and procedures

•     Oversees GE Aerospace’s policies and strategies related to climate change, political spending and lobbying, human rights, and environment, health & safety

•     Oversees the development of the company’s priorities and external reporting related to sustainability matters

•     Reviews and makes recommendations to the Board with respect to director independence

•     Reviews Board composition and compensation and identifies new directors for GE Aerospace

•     Oversees Board and committee self-evaluations

•     Reviews conflicts of interest, as applicable

•    Oversees executive compensation policies, practices and programs

•     Reviews material elements of executive compensation, including equity awards, deferred compensation, severance and perquisites

•    Oversees and approves goals and objectives for performance-based equity awards and evaluates performance against those goals

•     Evaluates and approves compensation of the CEO

•     Reviews risk assessment of compensation policies and practices

•     Oversees development of executive succession plans

•     Oversees strategies and policies related to human capital management, including matters such as workplace environment and culture, and talent recruitment, development, engagement and retention

RECENT ACTIVITIES AND KEY FOCUS AREAS

• Overseeing compliance, internal audit, digital technology, treasury and other key functions for GE Aerospace • Overseeing the enterprise risk management framework	• Reviewing Board leadership structure, committee composition, committee charters and director compensation • Overseeing GE Aerospace’s first Sustainability Report	• Overseeing talent recruitment, development and placement / retention, including succession planning • Reviewing executive compensation and related programs for GE Aerospace

INDEPENDENCE All committee members satisfied the NYSE’s and GE Aerospace’s definitions of independence, during the time they served on their applicable committee.

COMMITTEE OPERATIONS

Each committee meets periodically throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. Formal meetings are typically supplemented with additional calls and sessions. For more detail, see the Governance Principles and committee charters (see Helpful Resources on page 66).

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Additional Information on Areas of Board and Committee Oversight

Enterprise Risk Management

Risk assessment and risk management are the responsibility of the company’s management, and the Board has oversight responsibility for those processes. The Audit Committee assists with the oversight of the company’s enterprise risk management framework, and the Board has also delegated specific risk oversight responsibility to the full Board or committees of the Board based on expertise. The Board reviews the annual risk assessment and relevant risk mitigation actions in an annual briefing led by the Chief Compliance Officer. Our Governance Principles and committee charters define the risk areas for which each committee has ongoing oversight responsibility, while the Board as a whole focuses on the most significant risks facing the company. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail.

At the management level, the company’s General Counsel, Chief Financial Officer, and Chief Compliance Officer co-chair the executive risk committee, which is responsible for the company’s enterprise risk management framework. Our enterprise risk management framework includes a multi-tiered holistic review, performed quarterly, through a structured assessment process which gathers quantitative and qualitative inputs from key business stakeholders and functional leaders, along with feedback from senior management. Through this process, our senior management defines, identifies, and prioritizes top enterprise risks. Key GE Aerospace business leaders also meet regularly with the Board and committees to review their strategies and operations, including key risks and remediation strategies.

For a discussion of key risks that could have a material adverse effect on our business, reputation, financial position and results of operations, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024.

Cybersecurity

The Audit Committee is responsible for board-level oversight of cybersecurity risk, and the Audit Committee reports back to the full Board about this and other areas within its responsibility. As part of its oversight role, the Audit Committee receives reporting about GE Aerospace’s practices, programs, notable threats or incidents and other developments related to cybersecurity throughout the year, including through periodic updates from GE Aerospace’s Chief Information Officer and Chief Information Security Officer on cyber threats and our cybersecurity risk management strategy. The Audit Committee also receives information about cybersecurity risks as part of GE Aerospace’s enterprise risk management framework and reporting. For a discussion of cybersecurity risk management and strategy and governance, please refer to the Cybersecurity section of our Annual Report on Form 10-K for the year ended December 31, 2024.

Sustainability

Sustainability is a driving force behind the work we do and the company’s long-term value and is an integrated aspect of how we think about strategy and risk. Our Board and management believe the long-term interests of shareholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties including employees, recruits, customers, suppliers, GE Aerospace communities, government officials and the public at large. We believe the integration of a sustainability lens with our daily operations, culture and company priorities is important to driving results. At the Board level, these topics often span multiple functional categories and areas of oversight, and therefore oftentimes involve discussion at the full Board level rather than individual committees. In addition, our Governance Committee has oversight responsibility for GE Aerospace’s priorities and external reporting related to sustainability matters, and our Audit Committee also plays a role in the oversight of such external reporting, including reporting on these matters in SEC filings and data quality.

More information that may be of interest to a variety of stakeholders about GE Aerospace’s sustainability approach, priorities and performance, including about product safety, greenhouse gas emission reductions from our own operations and from our products, environmental stewardship, supply chain and, human rights, political spending and other matters, can be found in GE Aerospace’s 2024 Sustainability Report (see Helpful Resources on page 66).

GE Aerospace 2025 Proxy Statement   17

Board Governance Practices

Our Board seeks to operate with the highest degree of effectiveness, supporting a dynamic boardroom culture of independent thought and intelligent debate on critical matters. We take a comprehensive, year-round view of corporate governance and our adoption of best practices impacts our leadership structure, Board composition and recruitment, director engagement, and accountability to shareholders. Our Board and committee evaluation process allows for annual assessment of our Board practices and the opportunity to identify areas for improvement.

ENGAGED INDEPENDENT OVERSIGHT	INCORPORATION OF FEEDBACK

BOARD OPERATIONS

•  Frequent, regularly scheduled Board calls

•  Director business visits

•  Open access to senior management and information

•  Executive sessions with the CEO scheduled for each regular Board meeting

•  Executive sessions with just the independent directors periodically throughout the year

•  Access to third-party advisors

ANNUAL GOVERNANCE REVIEW

•  Review and update corporate governance practices based on evolving best practices and stakeholder feedback

ANNUAL SELF EVALUATION

•  Formal Board and committee self-evaluation conducted by lead director or independent third-party

•  Feedback incorporated in Board practices

SHAREHOLDER OUTREACH

•  Regular year-round engagement with shareholders

GOVERNANCE PRACTICES	BOARD COMPOSITION

ACCOUNTABILITY TO SHAREHOLDERS

•  Proxy access for director candidates nominated by shareholders

•  Majority voting standard for uncontested director elections

•  Annual election of all directors

GOVERNANCE PRINCIPLES

•  Robust lead director functions

•  Term and age limits for directors

•  Stock ownership and holding guidelines for directors

•  Prohibition on stock hedging and pledging

DIRECTOR RECRUITMENT

•  Seek directors with relevant expertise for future strategy and broad perspectives based on Board self-evaluation

DIVERSE, INDEPENDENT BOARD WITH MIX OF TENURES

•  Set Board size to encourage robust discussion and engagement, while maintaining diverse perspectives and tenure

DIRECTOR EDUCATION

•  Orientation program to complement the recruitment process

•  Briefing sessions on topics that present particular risks and opportunities to the company

•  Site visit to GE Aerospace and customer facilities

How the Board Evaluates its Effectiveness

Annual Evaluation Process

The Governance Committee oversees and approves the annual formal Board evaluation process and determines whether it is appropriate for the evaluations to be conducted by the lead director or an independent consultant each year. In 2024, the evaluation process was conducted by Mr. Horton as lead director.

1	WRITTEN QUESTIONNAIRES

Directors completed written questionnaires, which are benchmarked and refreshed each year focusing on the performance of the Board and each of its committees.

2	INDIVIDUAL INTERVIEWS

The lead director conducted one-on-one interviews with each member of the Board focused on:

•	reviewing the Board’s and its committees’ performance over the prior year; and

•	identifying areas for potential enhancements of the Board’s and its committees’ processes going forward.

3	DISCUSSION OF RESULTS

The lead director reviewed the written questionnaires and interview responses with the chairs of each committee and then met with the full Board to discuss the findings from the evaluation.

4	USE OF FEEDBACK

The Board and each of its committees developed plans to take actions based on the results, as appropriate.

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Shareholder Engagement in 2024

We have ongoing and robust engagement with our shareholders that includes governance-focused engagement meetings throughout each year. We value being close to our shareholders and hearing their feedback directly, as we seek to continue to improve GE Aerospace’s performance, programs and reporting. The governance engagements highlighted below are in addition to the regular discussions that our senior leadership and Investor Relations teams have with many shareholders, which often include governance, sustainability and similar matters as well.

Where to find more information
See the Q&A with Stephen Angel, Chair of our Management Development & Compensation Committee on page 27 for additional discussion about the Board’s executive compensation deliberations and actions, including the new agreement to extend our CEO’s leadership.

Regular Outreach to Engage with Shareholders

## Who We Met With

79%

Reached out for engagement with shareholders representing 79% of outstanding shares held by institutional investors → Represents 55% of total outstanding shares

66%

Engaged with shareholders representing 66% of outstanding shares held by institutional investors → Represents 46% of total outstanding shares

## Integrated Engagement Team

Legal, Human Resources, Investor Relations and Sustainability, and independent directors also led some meetings

## Topics Discussed

| | | | |
|---|---|---|---|
| Company strategy and risk management | Board oversight and governance | Executive compensation and talent, including extension of our CEO's leadership | Climate change and sustainability |

## Feedback

We share investor feedback with the relevant Board committees as well as senior management, and this regularly informs our corporate governance, executive compensation and sustainability practices and disclosure.

GE Aerospace 2025 Proxy Statement   19

Other Governance Policies & Practices

Director Attendance at Meetings

The Board expects directors to attend all meetings of the Board and the committees on which the director serves as well as the Annual Meeting.

BOARD/COMMITTEE MEETINGS. In 2024, each of our current directors attended at least 75% of the meetings held by the Board and committees on which the member served during the period the member was on the Board or committee. Average attendance by our directors for these meetings was 98% during 2024.

ANNUAL MEETING. Nine of our director nominees attended the 2024 Annual Meeting.

Board Integrity Policies

CODE OF CONDUCT. All directors, officers and employees of GE Aerospace are expected to act ethically at all times and in accordance with GE Aerospace’s code of conduct (The Spirit & The Letter). Under the Board’s Governance Principles, the Board does not permit any waiver of any ethics policy for any director or executive officer. The Spirit & The Letter, and any amendments to the code that we are required to disclose under SEC rules, are posted on GE Aerospace’s website (see Helpful Resources on page 66).

CONFLICTS OF INTEREST. All directors are required to recuse themselves from any discussion or decision affecting their personal, business or professional interests. If an actual or potential conflict of interest arises, the director is required to promptly inform the chairman/CEO and the lead director. The Governance Committee reviews any such conflict of interest. If any significant conflict cannot be resolved, the director involved is expected to resign.

Limits on Director Service on Other Public Boards

GE AEROSPACE POLICY. As discussed in detail in the Board’s Governance Principles, and summarized in the table below, the Board has adopted policies designed to help confirm that all our directors have sufficient time to devote to GE Aerospace matters. The Board reviews compliance with these policies in connection with approving the director slate for election at the annual meeting. All director nominees are in compliance with the policies below.

PERMITTED # OF PUBLIC COMPANY BOARDS
(INCLUDING GE AEROSPACE)
Public company executives	2*
Other directors	4
PERMITTED # OF PUBLIC COMPANY AUDIT COMMITTEES
(INCLUDING GE AEROSPACE)
Audit Committee member	3**
OTHER RESTRICTIONS
Lead Director	Typically, should not serve as lead director, chair or CEO of another public company

*	Service on the board of a public company for which a director serves as an executive, together with service on the board of any public company subsidiary or public affiliates as part of the director’s executive responsibilities, counts as one board for purposes of this limit.

**	Unless the member is a retired certified public accountant, CFO, controller or has similar experience in which case the limit for such member is four public company audit committees (including GE Aerospace) if the Board affirmatively determines that such service does not impair service on GE Aerospace’s Audit Committee.

HOW LIMITS WERE APPLIED TO MR. HORTON. In appointing Mr. Horton as lead director, the independent directors considered the fact that Mr. Horton is also the lead director for Walmart. In reviewing Mr. Horton’s time commitment at Walmart, the independent directors noted that Walmart has three separate positions for CEO, chairman and lead independent director, mitigating the potential time commitment of the lead director. The Board determined that Mr. Horton could serve in both roles under the circumstances.

HOW YOU CAN FIND MORE INFORMATION ABOUT OUR GOVERNANCE PRACTICES
Each year we review GE Aerospace’s governance documents and update them as appropriate. These documents include the Board’s Governance Principles — which include our director qualifications and director independence guidelines — as well as Board committee charters. The web links for these materials can be found under Helpful Resources on page 66.

HOW YOU CAN COMMUNICATE WITH YOUR BOARD
The Audit Committee and the independent directors have established procedures to enable anyone who has a comment or concern about GE Aerospace’s conduct — including any employee who has a concern about our accounting, internal accounting controls or auditing matters — to communicate that comment or concern directly to the lead director or to the Audit Committee. Information on how to submit these comments or concerns can be found on GE Aerospace’s website (see Helpful Resources on page 66).

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How We Assess Director Independence

BOARD MEMBERS. The Board’s Governance Principles require all non-management directors to be independent. All of our director nominees (shown under Election of Directors on page 5) other than Mr. Culp are independent. Former directors Paula Rosput Reynolds and Jessica Uhl left the GE Board at the time of the GE Vernova spin-off on April 2, 2024. Ms. Rosput Reynolds was determined to be independent during the period she served on the GE Board. Ms. Uhl was determined to be independent until her appointment as President of GE Vernova on January 22, 2024; with the commencement of that management role Ms. Uhl was determined to no longer be independent, and she stepped down from the Audit Committee.

•	The Board’s guidelines. For a director to be considered independent, the Board must determine that he or she does not have any material relationship with GE Aerospace. The Board’s guidelines for director independence conform to the independence requirements in the New York Stock Exchange’s (NYSE) listing standards. In addition to applying these guidelines, which you can find in the Board’s Governance Principles (see Helpful Resources on page 66), the Board considers all relevant facts and circumstances when making an independence determination.

•	Applying the guidelines in 2024. In assessing director independence for 2024, the Board considered relevant transactions, relationships and arrangements, including relationships among Board members, their family members and the company, as described below.

COMMITTEE MEMBERS. All members of the Audit Committee, Management Development & Compensation Committee (the Compensation Committee), and Governance Committee must be independent, as defined by the Board’s Governance Principles. Committee members must also meet additional committee-specific standards:

•	Heightened standards for Audit Committee members. Under a separate SEC independence requirement, Audit Committee members may not accept any consulting, advisory or other fees from GE Aerospace or any of its subsidiaries, except compensation for Board service.

•	Heightened standards for Compensation Committee members. Under NYSE rules, the Board also considers sources of compensation, including any consulting, advisory or other compensation paid by GE Aerospace or a subsidiary. Additionally, all members must satisfy the requirements of a Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934.

The Board has determined that all members of the Audit, Compensation and Governance Committees are independent and also satisfy applicable committee-specific independence requirements.

Relationships and Transactions Considered for Director Independence

The Board considered the following relationships and transactions in making its determination for director independence.

TRANSACTIONS CONSIDERED FOR DIRECTOR INDEPENDENCE

			SALES TO	PURCHASES FROM	INDEBTEDNESS TO
			GE AEROSPACE <1% OF	GE AEROSPACE <1% OF	GE AEROSPACE <1% OF
			OTHER COMPANY’S	OTHER COMPANY’S	GE AEROSPACE’S
DIRECTOR/NOMINEE	ORGANIZATION	RELATIONSHIP	REVENUES	REVENUES	ASSETS
Bazin	AccorHotels	Chair & CEO	✔	N/A	N/A
Horton	Global Infrastructure	Partner	✔	N/A	N/A
Partners

	BlackRock	*	✔	✔	✔
All directors	Various charitable	Executive	Charitable contributions from GE Aerospace
	organizations		<1% of the organization’s revenues

* On October 1, 2024, BlackRock completed its acquisition of Global Infrastructure Partners.

Related Person Transactions & Other Information

HOW WE REVIEW AND APPROVE TRANSACTIONS. We review all relationships and transactions in which the company and our directors and executive officers or their immediate family members and our five percent or greater shareholders participate if the amount involved exceeds $120,000. The purpose of this review is to determine whether they have a material interest in the transaction, including an indirect interest. The company’s legal staff is primarily responsible for making these determinations based on the relevant facts and circumstances, and for developing and implementing processes and controls for obtaining information about these transactions from directors and executive officers. In addition, the Governance Committee reviews and approves any such related person transaction. As described in the Governance Principles, which are available on GE Aerospace’s website (see Helpful Resources on page 66), in the course of reviewing and approving a disclosable related person transaction, the Governance Committee considers the factors described below. As SEC rules require, we disclose in our proxy statement all such transactions that are determined to be directly or indirectly material to a related person. Since January 1, 2024, there have been no related person transactions that met the requirements for disclosure in this proxy statement, except that Fidelity (a five percent or greater shareholder) or its affiliates served as the recordkeeper or directed trustee for certain retirement plans sponsored by the Company or affiliates. Fidelity received approximately $2.6 million for these services in 2024.

GE Aerospace 2025 Proxy Statement   21

FACTORS USED IN ASSESSING RELATED PERSON TRANSACTIONS

•	Nature of related person’s interest in transaction

•	Material transaction terms, including amount involved and type of transaction

•	Importance of transaction to related person and GE Aerospace

•	Whether transaction would impair a director or executive officer’s judgment to act in GE Aerospace’s best interest

•	Any other matters the committee deems appropriate, including any third-party fairness opinions or other expert reviews obtained in connection with the transaction

For a description of shareholder derivative lawsuits involving certain current and former GE Aerospace executives and members of the Board, refer to Note 24. Commitments, Guarantees, Product Warranties and Other Loss Contingencies in GE Aerospace’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

Director Compensation for 2024

The compensation program for independent directors was designed to achieve the following goals:

•	Fairly pay directors for the work required at a company of GE Aerospace’s size and scope, as benchmarked against our peer group;

•	Align directors’ interests with the long-term interests of GE Aerospace shareholders; and

•	Be simple, transparent and easy for shareholders to understand.

2024 Annual Director Compensation

Our independent directors received annual 2024 compensation as shown in the 2024 Director Compensation Table on page 24.

GE AEROSPACE DIRECTOR COMPENSATION PROGRAM. In connection with our launch as an independent public company, we adopted the GE Aerospace 2024 Non-Employee Director Compensation Plan, effective May 7, 2024 (the GE Aerospace Director Compensation Program). Our independent directors receive compensation under this program as show in the table below.

All independent directors
• Annual cash retainer	$140,000
• Restricted stock units (RSUs)	$185,000
Lead director	$50,000
Audit Committee chair	$30,000
Compensation Committee chair	$25,000
Governance Committee chair	$20,000
•	Time of payment. Quarterly cash installments in arrears (subject to a deferral election) and annual grant of RSUs on the date of the Annual Meeting

•	Limit on director compensation. $1,000,000 annually, including cash earned & equity granted (regardless of any deferral election)

•	HOW RESTRICTED STOCK UNITS WORK. Each RSU is equivalent to one share of GE Aerospace stock and will fully vest on the one-year anniversary of the grant date. To calculate the number of RSUs to be granted, we divide the target value of the RSUs by the average closing price of GE Aerospace stock for the 30 days preceding and including the grant date. RSUs accumulate quarterly dividend-equivalent payments in the form of additional RSUs. RSUs are settled within two weeks of vesting unless the director has elected for deferred settlement (in which case RSUs are settled one year after the Director leaves the Board).

•	HOW CASH RETAINER DEFERRALS WORK. Directors may elect to defer some or all of their cash retainers into an interest account and/or into phantom stock units (Phantom Units). Interest accounts under the GE Aerospace Director Compensation Program are credited with interest monthly based on the prior calendar month’s average yield for U.S. Treasury notes and bonds with maturities from 10 to 20 years. Phantom Units are equal in value to a share of GE Aerospace stock and are fully vested upon grant, but do not have voting rights. If a director elects to defer into Phantom Units, the number of Phantom Units to be granted is calculated by dividing the cash retainer deferred by the average closing price of GE Aerospace stock for the 30 days preceding and including the grant date (which is the date the cash retainer would have been paid). Phantom Units accumulate quarterly dividend-equivalent payments in the form of additional Phantom Units. The Phantom Units are paid out in cash beginning one year after the director leaves the Board. Directors may elect to take their Phantom Units payments as a lump sum or in payments spread out for up to 10 years.

GE DIRECTOR COMPENSATION PROGRAM. Prior to May 7, 2024, directors were compensated under the General Electric 2003 Non-Employee Director Compensation Plan, Amended and Restated as of December 2018 (the GE Director Compensation Program). Under the GE Director Compensation Program, directors received the following annual amounts, which were payable at least 60% in deferred stock units (DSUs) and 40% in cash: (i) $275,000 for all directors, (ii) $50,000 for the lead director, (iii) $35,000 for members of the Audit Committee, (iv) $25,000 for members of the Compensation Committee, and (v) $10,000 for members of the Governance Committee. Directors could elect to defer some or all of the cash portion and instead receive additional DSUs.

•	HOW DEFERRED STOCK UNITS WORK. Each DSU under the GE Director Compensation Program is equal in value to a share of GE stock and is fully vested upon grant but does not have voting rights. To calculate the number of DSUs that were granted, we divided the target value of the DSUs by the average closing price of GE stock for the 20 days preceding and including the grant date. DSUs accumulate quarterly dividend-equivalent payments, which are reinvested into additional DSUs. The DSUs will be paid out in cash

22   GE Aerospace 2025 Proxy Statement

beginning one year after the director leaves the Board. Directors could elect to take their DSU payments as a lump sum or in payments spread out for up to 10 years.

•	TREATMENT OF DEFERRED STOCK UNITS IN CONNECTION WITH THE SPIN-OFFS. In connection with the spin-offs of GE HealthCare in January 2023 and GE Vernova in April 2024 (each a Spin-Off Company), each then-current or former director of GE that held outstanding DSUs denominated in GE stock as of the spin-offs retained his or her GE-denominated DSUs and received additional DSUs from GE denominated in shares of the Spin-Off Company common stock based on the shareholder distribution ratio utilized for the spin-off. As this treatment was consistent with the manner in which GE shareholders received Spin-Off Company common stock, it promoted alignment with GE shareholders for directors through the execution of our business separations.

OTHER COMPENSATION. Our independent directors may also receive the following benefits:

•	MATCHING GIFT PROGRAM. Independent directors may participate in the GE Aerospace Foundation’s Matching Gifts Program (and previously, the GE Foundation’s Matching Gifts Program) on the same terms as GE Aerospace employees. Under this program, the GE Aerospace Foundation matches for each participant up to $5,000 for annual contributions to approved charitable organizations.

•	INCIDENTAL BOARD MEETING EXPENSES. The company occasionally provides travel and sponsors activities for spouses or other guests of the directors in connection with Board meetings. No such expenses were incurred during 2024.

No Additional Director Compensation for Independent Directors

Independent directors do not receive any cash incentive compensation or pension benefits. We ceased granting stock options to directors in 2002, and no independent director had stock options outstanding as of the most recent fiscal year-end. Directors who are company employees do not receive any compensation for their services as directors.

Share Ownership Requirements for Independent Directors

STOCK OWNERSHIP REQUIREMENTS (MULTIPLE OF ANNUAL CASH RETAINER)
5X	for independent directors

All independent directors are required to hold at least $700,000 (which is five times the cash annual retainer) worth of GE Aerospace stock, DSUs, RSUs and/or Phantom Units while serving as a GE Aerospace director. A director has five years from joining the Board to meet this ownership threshold. All directors are in compliance with this requirement.

GE Aerospace 2025 Proxy Statement   23

2024 Director Compensation Table

This table shows the compensation that each director, other than Mr. Culp, earned for his or her 2024 Board and committee service. For Mr. Culp’s compensation refer to the Summary Compensation Table on page 38.

NAME OF DIRECTOR	CASH FEES	STOCK AWARDS	ALL OTHER COMP	TOTAL
Stephen Angel	$0	$414,727	$0	$414,727
Sébastien Bazin	$0	$401,886	$0	$401,886
Margaret Billson	$130,879	$258,887	$0	$389,766
Thomas Enders	$130,495	$258,275	$0	$388,770
Edward Garden	$134,368	$264,352	$0	$398,720
Isabella Goren	$153,951	$264,396	$5,000	$423,347
Thomas Horton	$170,462	$269,861	$5,000	$445,323
Catherine Lesjak	$148,835	$266,581	$5,000	$420,416
Darren McDew	$132,275	$261,072	$0	$393,347
Paula Rosput Reynolds*	$32,352	$50,368	$0	$82,720
Jessica Uhl**	$7,154	$11,135	$220,136	$238,425
*	Ms. Rosput Reynolds served as our director until April 2, 2024, at which point she transitioned from the GE Board to the GE Vernova board. The amounts reported represent pro-rata compensation earned for her 2024 service as a director.

**	Ms. Uhl served as our director until April 2, 2024. She joined GE Vernova as President on January 22, 2024, at which point she ceased to be compensated as a GE director and became entitled to receive an annual salary of $1,100,000, an annual bonus target at 100% of her salary, and an annual grant of long-term equity incentive awards valued at $3,750,000. Ms. Uhl was also eligible to participate in executive benefits consistent with other officers of her level at GE Vernova. The amounts reported for Ms. Uhl represent pro-rated compensation earned for her Board service until January 22, 2024 and her role as President until the GE Vernova spin-off on April 2, 2024.

CASH FEES. Amount of cash compensation earned in 2024 for Board and committee service.

STOCK AWARDS. Aggregate grant date fair value of DSUs, RSUs and Phantom Units granted in 2024, as calculated in accordance with SEC rules, including amounts that the directors deferred into DSUs and Phantom Units in lieu of all or a part of their cash compensation. Grant date fair value is calculated by multiplying the number of DSUs, RSUs and Phantom Units granted by the closing price of the company’s stock on the grant date (or the last trading day prior to the grant date), which was $175.53 for March 28, 2024 grants, $167.97 for May 6, 2024 grants, $168.78 for May 7, 2024 grants, $158.97 for June 30, 2024 grants, $188.58 for September 30 grants and $166.79 for December 31, 2024 grants. The table below shows the cash amounts that the directors deferred into DSUs and Phantom Units in 2024 and the number of DSUs, RSUs (all of which were unvested as of 2024 fiscal year-end) and Phantom Units accrued as of 2024 fiscal year-end.

	CASH DEFERRED INTO		# PHANTOM UNITS	#RSUS ACCRUED AT
	DSUS AND PHANTOM	# DSUS ACCRUED AT	ACCRUED AT 2024	2024 FISCAL
DIRECTOR	UNITS IN 2024	2024 FISCAL YEAR-END	FISCAL YEAR-END	YEAR-END
Stephen Angel	$212,101	6,619	630	1,169
Sébastien Bazin	$199,313	26,050	534	1,169
Margaret Billson	$59,588	474	0	1,169
Thomas Enders	$59,011	471	0	1,169
Edward Garden	$64,822	14,270	0	1,169
Isabella Goren	$64,895	4,135	0	1,169
Thomas Horton	$70,129	15,574	0	1,169
Catherine Lesjak	$66,989	11,870	0	1,169
Darren McDew	$61,681	1,519	0	1,169
Paula Rosput Reynolds	$48,527	13,950	0	0
Jessica Uhl	$10,730	1,142	0	0
*	Represents DSUs denominated in company stock. Does not include DSUs denominated in GE HealthCare or GE Vernova stock which were received as a result of the spin-offs. See Spin-Off Equitable Adjustments on page 34 for additional information.

ALL OTHER COMPENSATION. Includes contributions to approved charitable organizations under the GE Aerospace Foundation Matching Gifts Program. For Ms. Uhl, this amount also includes pro-rated compensation for her role as President of GE Vernova from January 22, 2024 until the GE Vernova spin-off on April 2, 2024, which consisted of $213,388 in base salary and $6,748 in RSP company matching contributions.

24   GE Aerospace 2025 Proxy Statement

Stock Ownership Information

Beneficial Ownership Table

The following table shows beneficial ownership of our common stock as calculated under SEC rules, as of December 31, 2024, for (i) our directors and nominees, (ii) our named executives, (iii) our current directors and executives as a group, and (iv) beneficial owners of more than 5% of our common stock. Except to the extent noted below, everyone included in the table has sole voting and investment power over the shares reported. None of the shares are pledged as security by the named person, although standard brokerage accounts may include non-negotiable provisions regarding set-offs or similar rights.

DIRECTORS, DIRECTOR NOMINEES AND NAMED EXECUTIVES	NUMBER OF SHARES	PERCENT OF CLASS
Stephen Angel	11,061*	**
Sébastien Bazin	0*	**
Margaret Billson	0*	**
Thomas Enders	0*	**
Edward Garden	0*	**
Isabella Goren	0*	**
Thomas Horton	6,906*	**
Catherine Lesjak	0*	**
Darren McDew	0*	**
Total	17,967*	**
NAMED EXECUTIVES	NUMBER OF SHARES	PERCENT OF CLASS
H. Lawrence Culp, Jr.	1,210,834	**
Rahul Ghai	58,360	**
Russell Stokes	582,812	**
Christian Meisner	0	**
John Phillips, III	0	**
L. Kevin Cox	183,233	**
Michael Holston	142,633	**
Total	2,177,872	**

CURRENT DIRECTORS & EXECUTIVES
Current directors & executives as a group (18 people)	2,264,054	**

*	Prior to May 7, 2024, our independent directors received quarterly installments of DSUs. Starting May 7, 2024, directors received an annual grant of RSUs, and could elect to defer all or a portion of their cash retainer into Phantom Units. The DSUs and Phantom Units are not paid out until one year after the director leaves the Board, and the RSUs vest on the one-year anniversary of the grant date. As a result, the DSUs, RSUs and Phantom Units are not included in this table. See the 2024 Director Compensation Table on page 24 for the number of DSUs, RSUs and Phantom Units each independent director has accrued.

**	Less than 1%.

For the directors, nominees & named executives, the table includes (1) shares that may be acquired under stock options that are or will become exercisable within 60 days: Stokes (418,270), Cox (122,669) and Holston (79,640), (2) RSUs that will vest in 60 days: Ghai (14,385) and Stokes (13,775), and (3) shares over which the named individual has shared voting and investment power through family trusts or other accounts: Angel (5,923), Culp (1,082,501), Horton (6,906), Ghai (5) and Cox (30,900).

For our current directors & executives as a group, the table includes (1) 655,298 shares that may be acquired under stock options that are or will become exercisable within 60 days, (2) 38,934 RSUs that will vest in 60 days, and (3) 1,126,235 shares over which there is shared voting and investment power.

	NUMBER OF	PERCENT OF
5% BENEFICIAL OWNERS	SHARES	CLASS
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	88,439,179	8.2%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001	82,447,476	7.7%
Fidelity Management & Research, 245 Summer Street, Boston, MA 02210	66,923,455	6.2%
Capital International Investors, 333 South Hope Street, 55th Fl, Los Angeles, CA 90071	54,571,505	5.1%
Total		27.2%

For our 5% beneficial owners, the table includes:
(# OF SHARES)	VANGUARD	BLACKROCK	FIDELITY	CAPITAL INTERNATIONAL
Sole voting power	0	73,524,638	58,040,726	54,498,839
Shared voting power	1,326,088	0	0	0
Sole investment power	84,015,366	82,447,476	66,923,455	54,571,505
Shared investment power	4,423,813	0	0	0

The foregoing information is based solely on the Schedule 13G filed by Capital International Investors on February 9, 2024 and Schedule 13G/A filed by Fidelity, Vanguard and BlackRock on February 9, 2024, February 13, 2024, and January 31, 2025, respectively.

DELINQUENT SECTION 16(a) REPORTS. The company believes, based on our records and review of filings with the SEC, that during 2024, our directors and executive officers filed all reports under Section 16(a) of the Securities Exchange Act of 1934 on a timely basis, except that: a Form 4 for Ms. Gowder was filed late due to an administrative error, resulting in one transaction not being reported on a timely basis, and a Form 4 for Mr. Ghai was filed late due to a broker error whereby the shares were transacted in a managed account without Mr. Ghai’s knowledge or approval, resulting in two transactions not being reported on a timely basis.

GE Aerospace 2025 Proxy Statement   25

PROPOSAL NO. 2

Advisory Approval of Our Named Executives’ Compensation

What are you voting on?

Pursuant to Section 14A of the Exchange Act, we are asking shareholders to approve on a non-binding basis the compensation paid to our named executives, as described in this proxy statement.

We currently hold say-on-pay votes annually, and we expect to hold the next such vote at our 2026 Annual Meeting.

YOUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

Why the Board recommends a vote FOR the say-on-pay proposal. The Board believes that our compensation policies and practices are effective in achieving the goals of the compensation program as outlined in this Compensation Discussion & Analysis section.

Compensation

This Compensation Discussion & Analysis section provides a description of actions taken by the Compensation Committee with respect to GE Aerospace’s executive compensation programs and discusses the process in determining the 2024 compensation for our named executive officers (named executives or NEOs) who were determined in accordance with SEC rules:

•	H. Lawrence Culp, Jr., Chairman and Chief Executive Officer
•	Rahul Ghai, SVP, Chief Financial Officer
•	Russell Stokes, SVP, Chief Executive Officer, Commercial Engines & Services
•	Christian Meisner, SVP, Chief Human Resources Officer
•	John Phillips, III, SVP, General Counsel and Secretary

•	L. Kevin Cox, Former SVP, Chief Human Resources Officer, GE and Chief Administrative Officer, GE Aerospace

•	Michael Holston, Former SVP, General Counsel and Secretary, GE

In addition to the descriptions in this section, refer to the exhibits to our SEC filings for copies of relevant plans, agreements and forms of awards.

Salary Deferrals
GE Aerospace Restoration Plan
Nonqualified Deferred Compensation Table
Pension Benefits	46
GE Aerospace Pension Plan
GE Aerospace Supplementary Pension Plan
GE Aerospace Excess Benefits Plan
Pension Benefits Table
Potential Termination Payments	48
Equity Awards
Pension Benefits
Deferred Compensation
Life Insurance Benefits
Other Executive Compensation Policies & Practices	52
Roles and Responsibilities in Succession Planning and Compensation
Our Policies on Compensation Consultants
Clawbacks and Other Remedies for Potential Misconduct
Compensation Risk Assessment
Stock Ownership and Equity Grant Policies
Tax Deductibility of Compensation
Compensation Committee Interlocks and Insider Participation
Management Development & Compensation Committee Report	53

26   GE Aerospace 2025 Proxy Statement

Q&A with Stephen Angel, Chair of the Management Development & Compensation Committee

We value the regular dialogue that we have with shareholders on matters related to talent, culture and executive compensation, and this has been an area of interest for many as we have transitioned through completing two spin-offs over the past few years. We receive thoughtful questions and valuable feedback that the Board considers in our programs and actions. Below are answers to several common questions from our shareholder engagement meetings.

What have the Committee’s priorities been since the launch of GE Aerospace as a standalone public company last April?

We have been spending significant time on building the talent and culture best suited for a leading aerospace company. We are having regular organization and talent reviews focused on development and succession planning for critical roles. Most importantly, we were pleased to secure the continued leadership of our CEO, Larry Culp, with a new contract finalized in June. On culture, we completed our first annual company-wide employee engagement survey, and we provided a broad equity grant to our global workforce, including shop floor production workers. This grant was one of the first major investments made after the spin-off to further our culture of employees having an accountable owner’s mindset.

We have also continued to enhance our executive compensation program to ensure alignment with shareholder interests. Just last month, for example, we finalized a new design for the performance stock units (PSUs) in our annual equity grants: the PSUs will now measure cumulative financial performance over three years, rather than individual years of a three-year period as in the prior design. This enhancement is the culmination of our PSU design evolution over the past several years through the company’s significant transformation. We have also worked to align incentive compensation payouts with the type of performance that will serve the company well over the long term. Notwithstanding the company’s strong financial performance (see Launching GE Aerospace on page 2), we made a discretionary downward adjustment that reduced 2024 annual bonus payouts for named executives due to missed customer expectations for engine deliveries and services.

How did the Board approach the agreement to extend your CEO Larry Culp’s leadership?

Our Board views Larry as the right leader for GE Aerospace today, with the expertise and experience to build sustainable competitive advantage through FLIGHT DECK at a pivotal time for our company amidst historic industry demand. With Larry’s prior employment agreement scheduled to end in August 2024, he could have stepped down for any other opportunity of his choosing—and there was no shortage of interest from other companies. We recognized that environment, of course, as we approached our discussions with Larry and ultimately agreed on a new contract that runs through 2027. We viewed securing Larry’s continued leadership over that period as strongly in shareholders’ best interests, and we’ve heard overwhelmingly from our shareholders that they are extremely pleased with this extension. For the Board, establishing this contract also provides a planning timeframe for future leadership transition. (See Letter from the Lead Director on page 1 for additional perspective from the Board.)

There were some changes to Larry’s compensation as part of the new CEO contract, including a one-time PSU grant. Why did the Board choose to structure his compensation this way?

We had significant deliberation about how best to achieve our objectives, which were twofold. We wanted a compensation package that would provide a strong incentive to deliver on the company’s long-range outlook, and we also wanted to create significant retentive value aligned with the term of the new employment contract that runs through the end of 2027. Both of those objectives are in the best interests of shareholders. After considering a range of alternatives, including increasing his standard annual compensation package, we decided maintaining Larry’s annual compensation level and providing a CEO Incentive Grant was the best approach to meet those objectives. The CEO Incentive Grant consists entirely of PSUs based on adjusted EPS growth through the end of 2027, with a target aligned to the long-term financial outlook the company presented to investors in March 2024. Those are ambitious objectives, the achievement of which will benefit all GE Aerospace shareholders. We set a $50 million grant date fair value, which we deemed appropriate after considering the level of performance required for payout, peer benchmarks, the annualized value of the grant, Larry’s exceptional past performance and his ability to lead GE Aerospace to success at this critical time. And most importantly: to earn the PSUs, Larry needs to both achieve the performance target and fulfill the term of the contract in accordance with its service conditions.

With the say-on-pay opposition that GE faced following a one-time CEO performance equity grant in 2020, why use another one-time grant as a key piece of this new agreement?

We understand that many shareholders view one-time grants with heightened scrutiny, and we carefully considered that. This was not an ordinary course retention scenario: we had a newly launched company with an exceptional CEO already in the role, but his prior employment contract was coming to an end. We view the new contract as distinct from the past, and our decision was very much tailored to these circumstances. The Board determined this structure was the best way to extend Larry’s leadership while aligning his compensation to the long-term goals the company had set for our investors. Off-cycle grants are not a regular part of our compensation program, and the Board does not anticipate additional grants to Larry outside the annual process during the term of this employment agreement.

What’s next for the company’s talent development and compensation program evolution as you look ahead?

We are excited about the opportunities to go deeper with our leadership and talent development. The organization and talent reviews that are now a frequent part of our Committee and full Board meetings will be critical to leadership succession planning and the long-term success of the company. We will also continue to refine our compensation program design, as we are always looking for ways to enhance our programs to drive the right incentives and align with shareholders’ feedback and expectations. We appreciate the thoughtful comments and discussions we have had with many of our large shareholders on these topics and look forward to continuing that dialogue.

GE Aerospace 2025 Proxy Statement   27

Overview of Our Executive Compensation Program

Compensation Philosophy

Our compensation philosophy provides a foundation for how we design our executive compensation program.

OBJECTIVES		HOW OUR COMPENSATION PROGRAM SUPPORTS THIS PHILOSOPHY
•	Build and retain a world-class global team	•	Our compensation programs are designed to attract, motivate and retain global talent.
		•	We take a market-based approach to target compensation competitive with our peer group while remaining flexible to manage through changing market dynamics.
•	Drive performance through innovation and collaboration to win as one team	•	We align incentives with key drivers of business performance over short and long-term horizons.
		•	We balance accountability with collaboration to support shared priorities and deliver for our customers.
•	Operate as accountable owners	•	We ensure compensation design is tied to creating shareholder value.
		•	We embrace the responsibility that comes with ownership while delivering for our customers.
•	Encourage innovation and calculated risk-taking to deliver shareholder value	•	We use a balanced portfolio of metrics in incentive programs with targets that are both stretch and achievable.

Key Compensation Program Elements

The table below sets forth the key components of our executive compensation program framework.

	Fixed	Performance-Based / At-Risk
	Short-Term Incentive		Long-Term Equity-Based Incentive (generally 3-year vesting)
Component	SALARY	ANNUAL BONUS	PERFORMANCE STOCK UNITS	STOCK OPTIONS	RESTRICTED STOCK UNITS
Link to Shareholder Value	Provides base pay level aligned with roles, responsibilities and individual performance to attract and retain top talent	Incentivizes delivery on annual investor framework Serves as key compensation vehicle for differentiating performance each year

Focus on achievement of financial performance goals aligned with our operating and strategic plans, with a relative TSR modifier based on three-year return from stock price appreciation and dividends

Provide a significant stake in the long-term financial success of GE Aerospace that is aligned with shareholder interests, and promote employee retention

				Reward stock price appreciation over time	Provide for additional ownership stake in the company, and promote employee retention

Peer Group and Benchmarking

DETERMINING OUR PEER GROUP. In reviewing and determining the compensation benchmarking peer group each year, the Compensation Committee considers the following factors:

•	Industry – companies operating in similar or comparable industry spaces and with comparable operational scope

•	Size – companies that are comparable to GE Aerospace in terms of revenues, market capitalization and number of employees

•	Investment Peers – U.S. public companies whose performance is monitored regularly by the same market analysts who monitor GE Aerospace
2024 PEER COMPANIES
3M	L3Harris
American Airlines	Lockheed Martin
Boeing	Northrop Grumman
Caterpillar	Parker-Hannifin
Delta Airlines	RTX
Emerson Electric	Textron
FedEx	TransDigm
General Dynamics	United Airlines
Honeywell

The Compensation Committee approved the new 2024 peer group effective upon the spin-off of GE Vernova in April 2024. This peer group is tailored to consider the industry, size and investment peers of GE Aerospace. As a result, Cisco, Deere, DuPont, Ford, General Motors, HP, IBM, Intel, Johnson Controls and United Parcel Service were removed and American Airlines, Delta Airlines, Emerson Electric, FedEx, L3Harris, Parker-Hannifin, Textron, TransDigm and United Airlines were added to the peer group.

HOW WE USE THE PEER GROUP. The Compensation Committee uses the peer group to assess the pay level of our executives, pay mix, compensation program design and pay practices. The peer group is also used as a reference point when assessing competitiveness of the executives’ pay, although compensation decisions are also supplemented by input from the company’s compensation consultant and are impacted by principles of internal equity, succession planning and other internal GE Aerospace dynamics.

28  GE Aerospace 2025 Proxy Statement

Shareholder Engagement on Executive Compensation

We value the ongoing feedback that we receive from our shareholders on executive compensation matters, including the feedback reflected in our annual say-on-pay votes. In 2024, we received support for say-on-pay of 94%. During the past year, we reached out for engagement with shareholders representing approximately 79% of outstanding shares held by institutional investors (approximately 55% of our outstanding shares). We engaged with shareholders representing approximately 66% of our outstanding shares held by institutional investors (approximately 46% of our outstanding shares). In many cases, investors who declined engagement meetings noted that they had no issues or areas of concern. We offered many of our large institutional investors the opportunity to meet with independent directors as part of these meetings, and directors led and participated in meetings as guided by shareholders’ preferences. Our engagements also included representatives from our Legal, Human Resources and Investor Relations teams. We strive to continuously improve our compensation program to drive strong alignment with company performance and with our shareholders’ expectations. For instance, the 2025 PSUs will measure cumulative performance over a three-year performance period, a decision that aligns with investor feedback. We also received consistent feedback from our investors that they were extremely pleased that the Board secured Mr. Culp’s leadership through 2027 at such a critical time for our company.

Key Elements of Compensation for Our Named Executives

This section provides an overview of the elements of GE Aerospace’s executive compensation program for our 2024 named executives. See Compensation Actions for 2024 on page 35 for specific details about the compensation for each of our named executives employed as of December 31, 2024 (our current named executives). For compensation details for Mr. Cox and Mr. Holston, who left the company shortly after the spin-off of GE Vernova in April 2024, see Summary Compensation on page 38 and Potential Termination Payments on page 49.

Target Annual Program Compensation

The table below shows the total target annual program compensation for our current named executives as of December 31, 2024. Target compensation was determined based on each executive’s scope of responsibilities, leadership skills and values, performance, length of service and market competitiveness. See Annual Program Compensation for 2024 on page 34 for the total annual compensation paid to these named executives based on performance for 2024. Also see Compensation Actions for 2024 for Our Current Named Executives beginning on page 35 for a discussion of changes to named executive compensation during 2024, as applicable.

		ANNUAL BONUS			TOTAL TARGET
2024 CURRENT NAMED EXECUTIVES	BASE SALARY	TARGET	TARGET AMOUNT	TARGET EQUITY	PROGRAM COMP.
Culp	$2,000,000	200%	$4,000,000	$15,250,000	$21,250,000
Ghai	$955,000	120%	$1,146,000	$6,000,000	$8,101,000
Stokes	$1,400,000	100%	$1,400,000	$5,000,000	$7,800,000
Meisner	$800,000	100%	$800,000	$3,500,000	$5,100,000
Phillips	$800,000	100%	$800,000	$3,500,000	$5,100,000

GE Aerospace’s executive compensation program is designed to strengthen the link between pay and performance by having a significant portion of total executive compensation tied to the achievement of predetermined performance targets directly related to our business goals and strategies. Our target pay mix for our CEO and other current named executives as of December 31, 2024 is below. This reflects Mr. Culp’s annual compensation structure under his new employment agreement, which increased the portion of his at-risk compensation (previously 88% at-risk).

GE Aerospace 2025 Proxy Statement   29

Bonuses under the Annual Executive Incentive Plan

We provide annual cash incentive opportunities to our named executives under the GE Aerospace Annual Executive Incentive Plan (AEIP). The financial performance metrics and targets for awards under the AEIP are designed to drive company and business performance, based on our operational and financial priorities.

How We Determined 2024 AEIP Bonuses for Our Named Executives

For our named executives, individual target award percentages were set between 100–200% of base salary, based on their respective positions and alignment with peer compensation practices.

Each year, the Compensation Committee evaluates and sets AEIP performance metrics and targets for the total company and the businesses during the first quarter of the performance year. Following the conclusion of the performance year, the Compensation Committee assesses total company and business performance against applicable performance metrics to determine the AEIP bonus payouts. The CEO may also provide perspective to the Compensation Committee about business or individual performance for the year, although the CEO has no role in the Compensation Committee’s determination of his own compensation.

For 2024, bonuses paid to our named executives under the AEIP were determined quantitively based on the named executive’s base salary, target award percentage, achievement of applicable total company or business financial performance targets and a safety modifier. The Compensation Committee has the ability under the AEIP to apply discretion at the business or individual levels when appropriate, and for 2024, the Committee applied negative discretion to adjust total company and Commercial Engines & Services performance downward as described on page 31.

How We Selected Metrics for the 2024 AEIP

The Compensation Committee selects performance metrics for the AEIP that are aligned with furthering total company and business goals for the year. For the 2024 AEIP, the Compensation Committee selected the following financial performance metrics: revenue or adjusted revenue growth, as applicable (20% weighting), operating profit (40% weighting), and free cash flow (40% weighting) for total company and each of the businesses. In order to drive GE Aerospace’s overall business objectives, executives with total company responsibility had their bonuses based 100% on total company performance, and executives who led a GE Aerospace business had their bonuses based on a combination of total company financial performance (30%) and business financial performance (70%).

The Compensation Committee believes this set of financial metrics focuses management on driving performance aligned with shareholders’ interests and is aligned with peer practice. The Compensation Committee selected these metrics to incentivize performance in a manner consistent with how management measures and reports the company’s operating results. Accordingly, the AEIP uses the same financial measures that management uses to report the company’s financial results each quarter and when providing an annual financial outlook for the year. The Compensation Committee believes the use of these measures in the compensation program design is appropriate and promotes consistency with metrics that many investors use to evaluate the company’s financial performance. See Explanation of Non -GAAP Financial Measures and Performance Metrics on page 65 for additional discussion on the reasons we use non-GAAP financial measures and how these measures are calculated.

In addition, to further align the AEIP with GE Aerospace’s overarching operational priority of safety, the Compensation Committee selected a performance modifier that can increase or decrease payout by up to 10 percentage points based on safety performance. Safety performance is determined based on an assessment against the following total company safety metrics for our operations relative to targets set at the beginning of the performance year: injury and illness total recordable rate, serious incidents and fatalities.

How We Selected Targets for the 2024 AEIP

The Compensation Committee establishes targets and performance levels that are designed to be rigorous but realistic and informed by our annual financial performance goals and external guidance. For 2024, the target performance for each metric required meaningful growth compared to the prior year.

The target, threshold and maximum performance levels for each performance measure are set with reference to annual financial performance goals for the total company and businesses that our CEO and CFO establish, and the Compensation Committee approves the performance levels for compensation purposes. Targets for the 2024 AEIP are inclusive of the impact of the spin-off of GE Vernova in April 2024, reflecting standalone GE Aerospace financials. Failure to achieve threshold on any one metric would result in no payout for that metric; and failure to achieve threshold on all metrics would result in no payout for the AEIP bonus. For the 2024 AEIP, named executives could receive between 0% and 200% of their target award based on financial performance, subject to an additional safety modifier of 10 percentage points.

30  GE Aerospace 2025 Proxy Statement

How We Performed Against Annual Bonus Targets for 2024 AEIP

The following charts set forth the results for total company and Commercial Engines & Services (CES) performance under the AEIP for 2024. As reflected in more detail below, we had strong financial performance in 2024, with total company and CES operating profit and free cash flow near or exceeding maximum performance levels. For additional information on company performance in 2024, see Launching GE Aerospace on page 2.

(1)	Financial results were calculated based on the predetermined formulas and targets. We delivered strong financial results in 2024, but we did not achieve the underlying operational performance needed to meet engine delivery and services expectations for our customers. As a result, the Compensation Committee applied a downward adjustment at the total company and CES levels for our operational performance. Total company financial performance was adjusted from 174% to 165%, and CES financial performance was adjusted from 160% to 143%.

(2)	Based on 2024 safety performance against targets for the following metrics: injury and illness total recordable rate (0.50), serious incidents (0) and fatalities (0).

(3)	Final result for CES reflects 30% total company and 70% CES weighting plus the safety modifier.

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65.

**	The company does not report free cash flow at the segment level for Commercial Engines & Services.

GE Aerospace 2025 Proxy Statement   31

Long-Term Incentive Compensation

How We Determine Award Amounts

As part of our annual compensation program, we use a mix of long-term incentive compensation awards: PSUs, stock options and RSUs. Each component of our long-term incentive program supports our pay-for-performance objectives: PSUs incentivize achievement of long-term financial and operating goals, stock options align management with shareholders by providing value only if the stock price rises, and RSUs serve as a retention incentive and provide additional alignment with shareholders. In determining award mix and amounts, the Compensation Committee evaluates each executive’s overall compensation relative to the market for similar talent, the mix of cash versus equity as a percentage of the executive’s overall compensation, the executive’s expected future contribution to the success of the company and the retentive value of such awards. In 2024, Mr. Culp’s annual equity incentive was granted 100% as PSUs. For our other named executives, annual equity incentive awards for 2024 were weighted approximately 50% as PSUs, 30% as stock options and 20% as RSUs. Beginning in 2025, Mr. Culp’s annual equity incentive will have the same weighting of 50% as PSUs, 30% as stock options and 20% as RSUs for alignment with the rest of his senior leadership team and with the market; see Compensation Actions for 2024 for Our Current Named Executives on page 35 for additional information.

Performance Stock Units

HOW OUR PERFORMANCE STOCK UNITS WORK. PSU awards are designed to focus our named executives on long-term financial and operating goals for the company overall. Our PSU awards have formulaically determined payouts that are earned only if the company achieves specified performance levels over the relevant performance period. Early each year the Compensation Committee selects the performance metrics and targets for our PSU awards to be granted that year. The Compensation Committee chooses performance metrics that it believes align with the company’s long-term strategic objectives and contribute to the creation of long-term shareholder value. The Compensation Committee then monitors company performance against the performance metrics during the performance period, and following the conclusion of the performance period, the Compensation Committee certifies the final levels of achievement. The certified achievement levels determine the percentage of the target number of PSUs under the award that a named executive will earn. Certification below the threshold amount for both financial metrics will result in cancellation of the PSUs.

2022 PSUs. As previously reported in the company’s 2023 proxy statement, the threshold levels of performance for the 2022 PSUs were not met, and in February 2023 the Compensation Committee cancelled the 2022 PSUs with no payout.

2023 AND 2024 PSUs. While we have adopted a new PSU design for 2025 as described below, the PSUs granted in 2023 and 2024 are based on adding together the financial results for each year of a three-year performance period. Performance is measured against the following financial metrics: adjusted earnings per share (50% weighting) and free cash flow (50% weighting); with results interpolated for performance between threshold (25%), target (100%) and maximum (175%). For the 2023 PSUs, performance against the financial metrics is measured separately for each calendar year during the three-year performance period, with each year weighted equally. Because of the significant period of transformation amidst executing two spin-offs when these PSUs were granted in 2023, the grant agreements provide for targets to be set early within each year in the three-year performance period. For the 2024 PSUs, performance against the financial metrics is measured separately for each calendar year during the three-year performance period, with each year weighted as follows: 2024 (50% weighting); 2025 (30% weighting); and 2026 (20% weighting). The targets against which the company’s performance is measured for each year were fixed at the time the grant was awarded.

The PSU financial performance result is also subject to modification of +/- 20% based on three-year relative TSR versus the S&P 500 Industrials Index, but in no event will the total payout under the PSUs exceed 175% of the target amount. For the 2023 PSUs, the target, threshold and maximum levels for relative TSR are the 35th, 55th and 80th percentile performance versus the S&P 500 Industrial Index, respectively. For the 2024 PSUs, the threshold, target and maximum performance levels for relative TSR are the 25th, 50th and 75th percentile performance versus the S&P 500 Industrial Index, respectively. The change to the relative TSR performance levels was made in consideration of the shift that began in 2024 to the use of multiyear financial goals set at the time of PSU grant. The Compensation Committee considered the rigor of our new multi-year financial goals as well as the increased challenge of maintaining relative outperformance on a multi-year basis in determining the new TSR performance levels.

ANNUAL PROGRAM HIGHLIGHT – 2025 PSU DESIGN. For 2025 we adopted a new PSU design, which measures cumulative performance over a three-year performance period (2025–2027). Performance is measured against the following cumulative three-year financial metrics, which were fixed at the time the grant was awarded: adjusted earnings per share (50% weighting) and free cash flow (50% weighting); the financial performance result is also subject to modification of +/- 20% based on three-year relative TSR versus the S&P 500 Industrials Index. This design enhancement focuses on long-range performance, and was enabled by the completion of the company’s multi-year strategic transformation.

32  GE Aerospace 2025 Proxy Statement

EVOLUTION OF PSU DESIGN THROUGH SPIN-OFFs

Grant Year
November 2021 GE Spin-offs Announced
2022
2023
2024
2025
2026
2027
2028
2022
Financial
TSR
The 2022 PSUs were cancelled with no payout
2023
January 2023 GE Healthcare Spin-off
Financial
TSR
Performance targets set early within each year of performance period.
2024
April 2024 GE Vernova Spin-off
Financial
TSR
Performance goals set in early 2024 for all three years of performance period.
2025
Financial
TSR

Financial Metrics: Adjusted Earnings Per Share (50% weighting) and Free Cash Flow (50% weighting)

Relative TSR (vs. S&P 500 Industrials Index): +/- 20% Modifier

HOW WE SELECTED TARGETS AND METRICS FOR OUR OUTSTANDING PSUs. The Compensation Committee chose total company adjusted earnings per share and free cash flow as metrics for all years of our currently outstanding PSUs to incentivize and focus management on both profitability and cash generation, which are important financial priorities for GE Aerospace, and these are the same financial measures that management uses to report the company’s financial results each quarter and when providing an annual financial outlook for the year (see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65). These are financial metrics that help align all leaders who receive the PSUs to a uniform set of performance targets at the total company level, in contrast to the metrics used in our AEIP that include elements of business-level performance for employees aligned to individual businesses. Beginning with the new design for the 2025 PSUs, the incentive provided by these financial metrics in the PSUs is differentiated further from the AEIP because the PSUs measure performance on a cumulative basis over a three-year period. The three-year TSR modifier also measures relative performance over a multiyear period using a metric that is important to investors.

The Compensation Committee establishes targets and performance levels that are designed to be rigorous but realistic and informed by our internal financial performance goals and external guidance. The target, threshold and maximum performance levels for each financial performance measure are set with reference to total company performance goals that our CEO and CFO establish. While the company does not publicly disclose the specific adjusted EPS and free cash flow targets due to the proprietary nature and competitive sensitivity of that information, we account for changes to our financial goals based on performance over time. For example, the 2025 PSU targets established early this year reflect higher performance levels than the PSU targets set in early 2024, reflecting the company’s strong financial performance in 2024 and informed by our most recent internal financial performance goals and external guidance for 2025.

Stock Options and Restricted Stock Units

WE USE STOCK OPTIONS AND RSUs TO FOCUS ON LONG-TERM VALUE CREATION. We believe that awards of stock options and RSUs effectively focus our named executives on delivering long-term value to our shareholders. We consider stock options to be performance-based because the stock options have value only to the extent that the price of GE Aerospace stock appreciates after the award has been granted. This directly aligns payout with outcomes for our shareholders. Additionally, stock options vest over a multi-year period, and the executives must remain employed by the company on the date of the award’s restriction lapse. This helps reinforce the long-term retention of our executives and incentivizes executives to pursue growth that would result in stock price appreciation over the long-term. RSU awards reward and retain the named executives by offering them the opportunity to receive GE Aerospace stock if they remain employed by the company on the date that an award’s restrictions lapse, and provide additional alignment with shareholders.

2024 STOCK OPTIONS AND RSUs. The annual awards of stock options and RSUs granted in 2024 will vest in two equal installments on the second and third anniversary of the grant date.

Our Policy on Dividend Equivalents

Our awards of PSUs and RSUs are entitled to receive dividend equivalents or dividends, as applicable, and these are only paid out on the shares actually received under the terms of such awards. Stock options are not entitled to receive any dividend equivalents or dividends.

GE Aerospace 2025 Proxy Statement   33

Annual Program Compensation for 2024

In its executive compensation program design and decisions, the Compensation Committee primarily considers annual program compensation, which consists of base salary, annual bonus under the AEIP and annual grants of long-term equity awards. In 2024, there were several additional elements of equity compensation that are included for SEC reporting purposes in the Summary Compensation Table, as described below, but that were not part of annual program compensation for the year. The table below presents these for our current named executives employed as of December 31, 2024 to show total annual program compensation for 2024 separately from other elements of compensation for SEC reporting purposes.

			2024 ANNUAL EQUITY			OTHER EQUITY
NAME	SALARY	ANNUAL BONUS	ANNUAL STOCK AWARDS	ANNUAL STOCK OPTIONS	TOTAL ANNUAL PROGRAM COMP.	CEO INCENTIVE GRANT	2024 PORTION OF 2023 PSUS	SPIN-OFF EQUITABLE ADJUSTMENTS	OTHER SEC COMP.	SEC TOTAL
Culp	$2,250,000	$6,781,250	$15,000,068	N/A	$24,031,318	$49,326,642	$13,720,227	$234,945	$1,641,453	$88,954,586
Ghai	$916,042	$1,887,000	$3,295,993	$1,427,982	$7,527,017	N/A	$1,683,917	$285,291	$111,934	$9,608,159
Stokes	$1,400,000	$2,226,000	$3,462,002	$1,499,977	$8,587,979	N/A	$2,286,944	$1,070,009	$142,433	$12,807,364
Meisner	$800,000	$1,400,000	$2,423,402	$1,049,978	$5,673,380	N/A	N/A	$68,402	$67,604	$5,809,386
Phillips	$800,000	$1,400,000	$2,423,402	$1,049,978	$5,673,380	N/A	N/A	$27,322	$69,604	$5,770,306

This disclosure should not be interpreted as the Summary Compensation Table. It is intended to provide additional context and insights beyond the required compensation figures. Refer to the Summary Compensation Table on page 38 for additional information.

ANNUAL PROGRAM COMPENSATION FOR 2024. For details related to Salary, Annual Bonus (Non-Equity Incentive Plan Compensation), Annual Stock Awards (Stock Awards) and Annual Stock Options (Stock Options), see the Summary Compensation Table.

OTHER EQUITY. The following elements of equity compensation were not part of annual program compensation in 2024, but they have values that are recognized in 2024 for SEC reporting purposes in the Stock Awards and Stock Options columns in the Summary Compensation Table.

•	CEO INCENTIVE GRANT. In connection with the new employment agreement to extend Mr. Culp’s leadership, the Compensation Committee approved a one-time equity performance award with a grant date of July 1, 2024 (the CEO Incentive Grant). The CEO Incentive Grant is exclusively performance based, in the form of PSUs, and this value reflects the grant date fair value of the award. Off-cycle grants are not a regular part of the compensation program, and this proxy statement provides additional information about this grant in several places, including:

•	Q&A with Stephen Angel, Chair of the Management Development & Compensation Committee on page 27, which provides background and detail on the Board’s deliberations about extending Mr. Culp’s leadership and related compensation actions, including this grant;

•	Compensation Actions for 2024 for Our Current Named Executives on page 35, which provides an overview of the compensation terms of Mr. Culp’s new employment agreement and the CEO Incentive Grant; and

•	Potential Termination Payments on page 48, which describes circumstances in which Mr. Culp would forfeit this grant or not receive the full value if he left the company prior to December 31, 2027. The CEO Incentive Grant is designed to create significant retentive value aligned with the term of the new employment contract, and a voluntary departure without good reason before December 31, 2027 would result in no payout.

•	2024 PORTION OF 2023 PSUS. The 2023 PSUs are three-year awards made as part of annual program compensation for 2023. Performance against the financial metrics for these PSUs is measured separately for each calendar year during the three-year performance period, with targets set early within each of those years. While the full number of shares underlying the 2023 PSUs was determined when the Compensation Committee approved the annual grant in 2023, for accounting purposes the grant date for each calendar year portion does not occur until targets are set and therefore the value of the 2023 PSUs will be reflected across three proxy reporting years at target: the 2023 portion was reflected in the company’s proxy statement filed last year, the 2024 portion is reflected in this year’s proxy statement, and the 2025 portion will be reflected in next year’s proxy statement. See the Summary Compensation Table for additional information on the 2024 portion of the 2023 PSUs.

•	SPIN-OFF EQUITABLE ADJUSTMENTS. In the spin-offs of GE HealthCare (GEHC) in January 2023 and GE Vernova (GEV, and each of GEHC and GEV, a Spin-Off Company) in April 2024, GE shareholders were entitled to receive a distribution of Spin-Off Company common stock based on a shareholder distribution ratio announced by the GE Board. Because unvested equity awards held by GE employees were not eligible to receive a distribution of Spin-Off Company shares, equitable adjustments were required to preserve the pre-spin-off intrinsic value of those awards following the reduction in parent company stock price that occurred when stock of the Spin-Off Companies was distributed to shareholders in the spin-offs. In advance of both spin-offs, the Compensation Committee established conversion ratios to govern the adjustments. The approach for the applicable equitable adjustments was to align employees with their employer and roles relative to the spin-offs, and was designed to preserve the pre-spin-off value of the relevant employee equity awards. The outstanding post-spin-off GE Aerospace equity awards reflecting these equitable adjustments are generally subject to the same vesting conditions and other terms that were applicable prior to the spin-off, except that the annual 2023 PSUs held by GE Aerospace employees following the GEV spin-off measure the company’s relative TSR for the remainder of the performance period by adding together the company’s pre- and post-GEV spin-off relative TSR as two discrete periods. The equitable adjustments in connection with the GEV spin-off resulted in a modification expense for certain awards for accounting and disclosure purposes. See the Summary Compensation Table for additional information.

OTHER SEC COMPENSATION. This consists of the Change in Pension Value & Deferred Comp. and All Other Comp. values as shown in the Summary Compensation Table. See the Summary Compensation Table for additional information.

34   GE Aerospace 2025 Proxy Statement

Compensation Actions for 2024 for Our Current Named Executives

H. Lawrence Culp, Jr. Age: 61	Education: Washington College; MBA, Harvard Business School Tenure: 6 Years

CURRENT AND PRIOR ROLES

Chairman (since April 2024) and CEO (since June 2022),

GE Aerospace and former Chairman and CEO, GE (2018-2024); former senior lecturer, Harvard Business School (2015-2018); former Senior Advisor, Bain Capital Private Equity (2017-2018); former CEO & President, Danaher (2001-2014)

2024 Performance Highlights

As Chairman and Chief Executive Officer, Mr. Culp plays a central role in shaping the company’s strategy, establishing the framework against which performance is measured and delivering on that performance. Performance highlights during 2024 included:

•  Completed GE’s multi-year transformation into three independent public companies. This has generated enormous shareholder value, growing the combined market caps of GE Aerospace, GEV and GEHC by over $230 billion—more than triple—compared to GE’s value in November 2021.

•  Delivered strong 2024 financial performance for GE Aerospace, including $1.7 billion of operating profit* growth (+30%) and $1.3 billion of free cash flow* growth (+28%).

•  Launched FLIGHT DECK, the company’s proprietary lean operating model, to drive greater operational efficiency while prioritizing safety, quality, delivery and cost, and enable the company to deliver exceptional value in the eyes of our customers.

In connection with Mr. Culp’s new employment agreement, in 2024 he also received the CEO Incentive Grant, as described below.

*   Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65.

New CEO Employment Agreement

BACKGROUND. Mr. Culp’s prior employment agreement was set to terminate on August 17, 2024. On June 30, 2024, the Board approved a new employment agreement for Mr. Culp to extend his employment through December 31, 2027, or a later date as mutually agreed up to and through December 31, 2028. In approving this new contract, the Board considered the best interests of shareholders, the strong fit and benefit of Mr. Culp’s skills and experience to lead GE Aerospace today and the significant value creation under Mr. Culp’s leadership since he became GE Chairman and CEO in 2018, among other factors.

SALARY. Mr. Culp’s salary was reduced to $2,000,000, effective July 1, 2024, compared to $2,500,000 under the prior agreement.

BONUS. Mr. Culp’s bonus target was increased to 200% of salary, effective July 1, 2024, compared to 150% under the prior agreement. Together with the salary change, his annual cash pay mix is now more performance-based and at-risk.

ANNUAL EQUITY AWARDS. Under his prior employment agreement, Mr. Culp was granted annual equity with a grant date fair value of $15 million in the form of PSUs. Under Mr. Culp’s 2024 employment agreement, starting in 2025, Mr. Culp is granted equity with a grant date fair value of $15.25 million, in the form of 50% PSUs, 30% options and 20% RSUs to align the mix of annual equity with other members of the senior leadership team and with the market. For GE Aerospace operating on a standalone basis, in contrast to the multi-business GE before the spin-offs, the Compensation Committee views the consistency of Mr. Culp’s annual equity incentives with the rest of his senior leadership team as a valuable point of alignment and integration for the more focused company today.

CEO INCENTIVE GRANT. Mr. Culp also received a CEO Incentive Grant that is exclusively performance-based in the form of PSUs. The grant represents 310,289 shares of common stock at target, with 0% to 150% of the target PSUs eligible to become earned based on the compound annual growth rate for adjusted earnings per share (EPS CAGR) over four fiscal years ending with, and subject to the satisfaction of service conditions through, December 31, 2027 (with limited exceptions, as described under Potential Termination Payments). The EPS CAGR performance target levels are aligned with the long-term operating profit outlook of approximately $10 billion the company provided for 2028 at the GE Aerospace Investor Day on March 7, 2024. This represents strong growth in adjusted EPS over the performance period, with EPS growing more than operating profit, and an ambitious growth rate in comparison to industrial benchmarks.

In determining the structure, amount and terms of the CEO Incentive Grant, the Compensation Committee and the Board considered the necessary incentives to retain Mr. Culp over an extended period while tying the value of the award directly to the company’s future operating performance. In particular, the Compensation Committee and the Board considered:

•	The grant of PSUs is 100% performance-based, aligns Mr. Culp’s compensation with shareholder value and incentivizes continued long-term value creation.

•	The award agreement runs through 2027, the same period as Mr. Culp’s employment agreement, and provides a stronger retention incentive than simply increasing his annual compensation package would have. For the grant to vest, Mr. Culp needs to both achieve the performance target and fulfill the term of the contract in accordance with the service conditions.

•	The value of the award reflects consideration of the level of performance required for payout, peer benchmarks, the annualized value of the grant, Mr. Culp’s exceptional past performance and his ability to lead GE Aerospace to success at this critical time

GE Aerospace 2025 Proxy Statement   35

Rahul Ghai Age: 53 Education: Delhi University; MBA, Purdue University Tenure: 3 Years

CURRENT AND PRIOR ROLES

SVP, Chief Financial Officer (since August 2022); former Chief Financial Officer, Otis Elevators (2019-2021); former Chief Financial Officer, Harris Corporation (2015-2019)

2024 Performance Highlights

As CFO, Mr. Ghai leads the company’s global Finance organization and financial activities, including accounting and controllership, financial planning and analysis, tax, investor relations, internal audit and treasury. Performance highlights during 2024 included:

•  Delivered significant increases across all key financial metrics in 2024, surpassing guidance, growing adjusted revenue* by 10%, operating profit* by 30%, adjusted EPS* by 56% and free cash flow* by 28%.

•  Established a capital allocation framework, targeting approximately $25 billion in available cash for deployment from 2024 to 2026, and returned more than $6 billion to shareholders in 2024, including $5 billion of share buyback and dividend of ~30% of net income.

•  Successfully launched GE Aerospace’s Finance organization, integrating teams and transitioning key systems and processes on a standalone basis.

Changes to 2024 Compensation: The Compensation Committee approved an increase, based on peer benchmarking, to Mr. Ghai’s total compensation effective September 16, 2024, including base salary of $955,000, bonus target of 120%, and an annual equity grant of $6.0 million.

Russell Stokes Age: 53 Education: Cleveland State University Tenure: 28 Years

CURRENT AND PRIOR ROLES

SVP, Chief Executive Officer, Commercial Engines & Services (since July 2022); former President and Chief Executive Officer, GE Aviation Services (2020-2022); President and Chief Executive Officer at other former GE businesses (2013-2020)

2024 Performance Highlights

As CEO of Commercial Engines & Services, Mr. Stokes leads an organization that manufactures jet engines for commercial aircraft and provides maintenance, component repair and overhaul services, including sales of replacement parts. Performance highlights during 2024 included:

•  Drove strong full-year results for Commercial Engines & Services with orders up 38%, revenue up 13% and operating profit growing 25% in the year.

•  Received more than 3,900 commercial engine orders in the year and increased the CES backlog by 12% year-over-year to $154 billion, 90% of which is in services.

•  Leveraged FLIGHT DECK to address supply chain constraints and drive improvements to meet robust customer demand, enabling CES services revenue growth of 17% from the first to second half of the year.

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65.

36   GE Aerospace 2025 Proxy Statement

Christian Meisner Age: 55 Education: Villanova; M.A., Labor & Industrial Relations, Michigan State Tenure: 1 Year

CURRENT AND PRIOR ROLES

SVP, Chief Human Resources Officer (CHRO) (since October 2023); former SVP & Chief Human Resources Officer, Kaiser Permanente (2020-2023); former Corporate Vice President, Talent & Integration, United Technologies (2019-2020); former Chief Human Resources Officer, Otis Elevator (2016-2019)

2024 Performance Highlights

As CHRO, Mr. Meisner is responsible for leading the company’s global HR organization, including talent management, leadership development and learning, compensation and benefits and employee relations. Performance highlights during 2024 included:

•   Established the Human Resources function at GE Aerospace, leading critical efforts such as the staffing of senior positions, conducting the company’s first employee engagement survey, and working with the Compensation Committee to extend Mr. Culp’s leadership.

•   Launched the Takeoff Grant, a broad equity award to invest in our global workforce, including shop floor production workers, and make them owners of GE Aerospace.

•   Strengthened organization and talent review process resulting in additional rigor and action plans, tighter integration with compensation and development programs, and continuous talent conversations with senior management.

John Phillips, III Age: 47 Education: Duke; J.D., Chicago Tenure: 1 Year

CURRENT AND PRIOR ROLES

SVP, General Counsel & Secretary (since October 2023); former Deputy Counsel to the President and Legal Advisor to the National Security Council (2022-2023); former Vice President, Corporate Secretary, and Assistant General Counsel, Boeing (2021-2022); Vice President and Assistant General Counsel, Boeing Defense, Space & Security (2016-2020)

2024 Performance Highlights

As General Counsel, Mr. Phillips leads the company’s global legal, compliance, corporate secretary and security organizations. Performance highlights during 2024 included:

•   Stood up the Legal & Compliance function and tailored corporate governance policies and practices for GE Aerospace as a standalone company, with more focused and in-depth discussions with the Board on key issues and risks.

•   Led management of the most significant legal issues facing the company, including resolution of significant commercial disputes and settlement of various legacy liabilities.

•   Strengthened compliance and regulatory programs and oversaw key geopolitical issues impacting the company, while driving actions to reduce exposure to legal and regulatory risks.

GE Aerospace 2025 Proxy Statement   37

Summary Compensation

Summary Compensation Table

NAME & PRINCIPAL POSITION	YEAR	SALARY	STOCK AWARDS	STOCK OPTION	NON-EQUITY INCENTIVE PLAN COMP.	CHANGE IN PENSION VALUE & DEFERRED COMP.	ALL OTHER COMP.	SEC TOTAL
H. Lawrence Culp, Jr. Chairman & CEO	2024	$2,250,000	$78,281,883	$0	$6,781,250	$1,325,765	$315,688	$88,954,586
	2023	$2,500,000	$4,999,987	$0	$5,625,000	$1,002,278	$571,020	$14,698,285
	2022	$2,500,000	$5,000,021	$0	$525,000	$151,653	$21,350	$8,198,024
Rahul Ghai* SVP, CFO	2024	$916,042	$5,265,201	$1,427,982	$1,887,000	$0	$111,934	$9,608,159
	2023	$900,000	$2,529,166	$0	$1,374,332	$0	$102,994	$4,906,492
Russell Stokes SVP, CEO, Commercial Engines & Services	2024	$1,400,000	$5,971,540	$2,347,391	$2,226,000	$3,788	$138,645	$12,087,364
	2023	$1,400,000	$1,745,057	$1,499,995	$2,086,000	$1,414,057	$115,832	$8,260,941
	2022	$1,400,000	$2,549,063	$1,140,001	$1,652,000	$3,217	$113,422	$6,857,703
Christian Meisner* SVP, CHRO	2024	$800,000	$2,449,564	$1,092,218	$1,400,000	$0	$67,604	$5,809,386
John Phillips, III* SVP, General Counsel & Secretary	2024	$800,000	$2,433,881	$1,066,821	$1,400,000	$0	$69,604	$5,770,306
L. Kevin Cox* Former SVP, CHRO, GE and Chief Admin. Officer, GE Aerospace	2024	$269,444	$145,124	$901,610	$7,187,000	$0	$1,163,359	$9,666,537
	2023	$1,000,000	$2,133,283	$1,049,990	$2,980,000	$509,609	$41,820	$7,714,702
Michael Holston* Former SVP, General Counsel & Secretary	2024	$404,167	$29,404	$194,751	$7,129,000	$0	$1,802,859	$9,560,181
	2023	$1,500,000	$2,220,619	$1,124,996	$2,812,500	$564,524	$23,100	$8,245,739
*	Under applicable SEC rules, we have excluded compensation for Messrs. Meisner and Phillips for 2022 and 2023 and compensation for Messrs. Ghai, Cox and Holston for 2022 as they were not named executives during those years.

SALARY. Base salaries for our named executives. Each of the named executives contributed a portion of his salary to the GE Aerospace Retirement Savings Plan (RSP), the company’s 401(k) savings plan.

STOCK AWARDS. The amounts reported as “Stock Awards” in the Summary Compensation Table reflect the company’s accounting value related to such awards in 2024, as described below, and do not in all cases reflect new grants or the actual value that the named executive will realize. The more detailed stock awards table below shows the components of the total amounts in the Summary Compensation Table.

NAME	REGULAR 2024 ANNUAL STOCK AWARDS	CEO INCENTIVE GRANT	2024 PORTION OF 2023 PSUS	SPIN-OFF EQUITABLE ADJUSTMENTS
Culp	$15,000,068	$49,326,642	$13,720,227	$234,945
Ghai	$3,295,993	N/A	$1,683,917	$285,291
Stokes	$3,462,002	N/A	$2,286,944	$222,594
Meisner	$2,423,402	N/A	N/A	$26,162
Phillips	$2,423,402	N/A	N/A	$10,479
Cox	N/A	N/A	N/A	$145,124
Holston	N/A	N/A	N/A	$29,404

Regular 2024 Annual Stock Awards. Reflects the grant date fair value of RSUs granted in 2024, and the grant date fair value of PSUs granted in 2024, based on target level performance. At maximum performance, the grant date fair value of the 2024 PSUs would have been as follows: Culp ($23,495,473), Ghai ($3,728,061), Stokes ($3,915,819), Meisner ($2,741,073) and Phillips ($2,741,073). Messrs. Cox and Holston did not receive any 2024 annual awards due to their separations.

CEO Incentive Grant. Reflects the grant date fair value of the CEO Incentive Grant for Mr. Culp in connection with his new employment agreement, based on target level performance. At maximum performance, the grant date fair value would have been $73,990,043. see Compensation Actions for 2024 for Our Current Named Executives on page 35 for additional information.

2024 Portion of 2023 PSUs. The 2023 PSUs are three-year awards made as part of annual program compensation for 2023. Performance against the financial metrics for these PSUs is measured separately for each calendar year during the three-year performance period, with targets set early within each of those years. While the full number of shares underlying the 2023 PSUs was determined when the Compensation Committee approved the annual grant in 2023, for accounting purposes the grant date for the 2024 portion of the 2023 PSUs did not occur until 2024 when targets for the 2024 portion were set. As a result, the amount in the above table reflects the accounting value of the 2024 portion of the 2023 PSUs at target level as of June 2024. At maximum performance, the value of the 2024 portion of the 2023 PSUs would have been as follows: Culp ($24,010,398), Ghai ($2,946,855) and Stokes ($4,002,151). For Messrs. Cox and Holston, who separated from service in April 2024 before the performance targets were approved and communicated to then-current employees, this table (and the other tables) excludes their 2024 portion of the 2023 PSUs, which at target is 8,926 and 9,563 PSUs, respectively, because those grants were not considered to have a grant date for accounting purposes in 2024 but remain eligible for vesting pursuant to the retirement provisions described below.

Spin-off Equitable Adjustments. Reflects the incremental fair value resulting from the equitable treatment of outstanding employee equity awards in the GE Vernova spin-off. Pursuant to accounting guidance prescribed under FASB ASC Topic 718, the treatment resulted in a grant modification expense, which in accordance with SEC rules is reportable as compensation. The incremental fair value is determined by comparing the aggregate fair value of the outstanding stock awards immediately before and after the modification. See Spin-Off Equitable Adjustments on page 34.

38   GE Aerospace 2025 Proxy Statement

STOCK OPTIONS. The amounts reported as “Stock Options” in the Summary Compensation Table reflect the company’s accounting value for such awards in 2024, as described below, and do not in all cases correspond to the actual value that the named executives will realize. See the 2024 Grants of Plan-Based Awards Table on page 41 for additional information.

NAME	STOCK OPTIONS	SPIN-OFF EQUITABLE ADJUSTMENTS
Culp	N/A	N/A
Ghai	$1,427,982	N/A
Stokes	$1,499,977	$847,415
Meisner	$1,049,978	$42,240
Phillips	$1,049,978	$16,843
Cox	N/A	$901,610
Holston	N/A	$194,751

Stock Options. Reflects the grant date fair value of stock options granted in 2024.

Spin-off Equitable Adjustments. Reflects the incremental fair value resulting from the equitable treatment of outstanding employee equity awards in the GE Vernova spin-off. Pursuant to accounting guidance prescribed under FASB ASC Topic 718, the treatment resulted in a grant modification expense, which in accordance with SEC rules is reportable as compensation. The incremental fair value is determined by comparing the aggregate fair value of the outstanding awards immediately before and after the modification. See Spin-Off Equitable Adjustments on page 34.

NON-EQUITY INCENTIVE PLAN COMPENSATION. The amounts reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table include the below.

AEIP. Reflects amounts earned under the AEIP. See the 2024 Grants of Plan-Based Awards Table on page 41 and Bonuses under the Annual Executive Incentive Plan on page 30 for additional information.

Transaction Incentive Awards. For Messrs. Cox and Holston this also reflects their transaction incentive awards. As previously reported, the Compensation Committee granted these awards to Messrs. Cox and Holston in 2022 to further the objectives of incentivizing and retaining critical Corporate talent needed to establish three industry-leading independent companies. These transaction incentive awards were tied to the successful completion of the spin-offs and to individualized performance criteria. The awards were certified at maximum performance for both Messrs. Cox and Holston ($6.25 million), reflecting the evaluation of their leadership of critical aspects of the execution of both spin-offs, including recruiting senior management and directors for all three companies and managing significant human resources, legal, compliance, policy and other matters throughout the process.

CHANGE IN PENSION VALUE & DEFERRED COMP. Sum of the change in pension value and above-market earnings on nonqualified deferred compensation, which break down as shown in the following table. Three named executives had a negative change in pension value, which is shown below and pursuant to SEC rules reported as $0 in the Summary Compensation Table.

NAME	CHANGE IN PENSION VALUE	ABOVE MARKET EARNINGS
Culp	$1,325,765	$0
Stokes	$(20,276)	$3,788
Cox	$(81,297)	$0
Holston	$(68,664)	$0

Year-over-year changes in pension value generally are driven by changes in actuarial pension assumptions as well as increases in age, and any additional service and compensation (as applicable by plan). See Pension Benefits on page 46 for additional information, including the present value assumptions used in this calculation. Above-market earnings represent the difference between market interest rates calculated under SEC rules and the 6% to 14% interest contingently credited by the company on salary that the named executives deferred under various executive deferred salary programs in effect between 1991 and 2024. See Deferred Compensation on page 45 for additional information.

GE Aerospace 2025 Proxy Statement   39

ALL OTHER COMP. We provide our named executives with other benefits that we believe are reasonable, competitive and consistent with our overall executive compensation program. The costs of these benefits for 2024, minus any reimbursements by the named executives, are shown in the table below.

NAME	LIFE INSURANCE PREMIUMS	COMPANY CONTRIBUTIONS TO SAVINGS PLANS	COMPANY CREDITS TO RESTORATION PLAN	SECURITY SERVICES	SEVERANCE BENEFITS	OTHER	TOTAL
Culp	$0	$24,150	N/A	$291,291	N/A	$247	$315,688
Ghai	$0	$24,150	$87,784	N/A	N/A	$0	$111,934
Stokes	$113,707	$22,425	N/A	N/A	N/A	$2,513	$138,645
Meisner	$0	$24,150	$40,354	N/A	N/A	$3,100	$67,604
Phillips	$0	$24,150	$40,354	N/A	N/A	$5,100	$69,604
Cox	$0	$13,800	N/A	N/A	$1,130,592	$18,967	$1,163,359
Holston	$0	$13,800	N/A	N/A	$1,788,787	$272	$1,802,859

Life Insurance Premiums. Taxable payments to cover premiums for universal life insurance policies the named executives own. These policies include: (1) Executive Life, which provides universal life insurance policies for the indicated named executives totaling up to $3 million in coverage at the time of enrollment and increased 4% annually thereafter; and (2) Leadership Life, which provides universal life insurance policies for the indicated named executives with coverage of 2X their annual pay (salary plus most recent bonus). Mr. Stokes is the only named executive who is eligible under these plans.

Company Contributions to Savings Plans. Represents the company’s matching contributions to the named executives’ RSP accounts equaling up to 4% of eligible pay, and automatic contributions equaling 3% of eligible pay, up to the caps imposed under IRS rules.

Company Credits to Restoration Plan. Represents the company’s accrued credits to the named executives’ Restoration Plan accounts equaling 7% of their annual earnings, which include base salary and up to one-half of eligible bonus payments, that exceed the IRS-prescribed limit.

Security Services. Reflects incremental cost of providing personal security services as needed to address security concerns for our CEO. We believe providing this security to our CEO is necessary and appropriate given the nature of our business, and ensuring his safety is to the company’s benefit.

Severance Benefits. Reflects the severance payments and benefits received by Messrs. Cox and Holston in connection with the termination of their employment without cause following the spin-off of GE Vernova, as previously disclosed in their separation agreements. For additional information regarding their separation, see Potential Termination Payments on page 48.

Other. In addition, the amounts in this column reflect other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of personal benefits for the named executive. These other benefits included items such as: (1) car service fees; (2) annual physical examinations; (3)  financial and tax planning services; (4) tax preparation services and related tax reimbursement resulting from interstate business travel and (5) incremental costs associated with personal use, including by guests accompanying the executive, of a company-leased aircraft. Our named executives are permitted to use an aircraft that is leased by the company for personal use, but, to the extent the named executives engaged in such use during 2024, all such use was reimbursed to the company at rates sufficient to cover the variable costs associated with those flights.

40   GE Aerospace 2025 Proxy Statement

Incentive Compensation

We use a mix of short-term incentive compensation under the AEIP and long-term incentive compensation awards: PSUs, stock options and RSUs. In 2024, we granted annual equity awards in May, after the spin-off of GE Vernova.

2024 Grants of Plan-Based Awards Table

The following table shows bonuses under our AEIP and equity awards (PSUs, stock options and RSUs) under the GE 2022 Long-Term Incentive Plan (2022 LTIP), a plan that shareholders approved in 2022, granted or deemed granted, to our named executives in 2024. This table also reflects the incremental fair value associated with treatment of equity awards in the spin-off of GE Vernova. For more information on each of the award types, see Long-Term Incentive Compensation on page 32.

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER PSUs			RESTRICTED	STOCK	OPTION EXERCISE	GRANT DATE FAIR VALUE OF
NAME	GRANT	APPROVAL	AWARD	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	STOCK UNITS	OPTIONS	PRICE	AWARDS
	DATE	DATE	TYPE	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Culp			AEIP	0	3,875,000	8,137,500
	4/2/2024	-	*(1)										234,945
	5/1/2024	4/24/2024	Annual Equity				9,611	96,105	168,184				15,000,068
	6/17/2024	4/24/2024	2024 Portion of 2023 PSUs**				7,650	76,504	133,882				13,720,227
			CEO Incentive
	7/1/2024	6/30/2024	Grant				155,145	310,289	465,434				49,326,642
Ghai			AEIP	0	1,078,158	2,264,133
	4/2/2024	-	*(1)										285,291
	5/1/2024	4/24/2024	Annual Equity								23,603	159.70	1,427,982
	5/1/2024	4/24/2024	Annual Equity							6,134			915,929
	5/1/2024	4/24/2024	Annual Equity				1,525	15,249	26,686				2,380,064
	6/17/2024	4/24/2024	2024 Portion of 2023 PSUs**				862	8,620	15,085				1,683,917
Stokes			AEIP	0	1,400,000	2,940,000
	4/2/2024	-	*(1)										222,594
	4/2/2024	-	*(2)										847,415
	5/1/2024	4/24/2024	Annual Equity								24,793	159.70	1,499,977
	5/1/2024	4/24/2024	Annual Equity							6,443			962,069
	5/1/2024	4/24/2024	Annual Equity				1,602	16,017	28,030				2,499,933
	6/17/2024	4/24/2024	2024 Portion of 2023 PSUs**				1,275	12,752	22,316				2,286,944
Meisner			AEIP	0	800,000	1,680,000
	4/2/2024	-	*(1)										26,162
	4/2/2024	-	*(2)										42,240
	5/1/2024	4/24/2024	Annual Equity								17,355	159.70	1,049,978
	5/1/2024	4/24/2024	Annual Equity							4,510			673,433
	5/1/2024	4/24/2024	Annual Equity				1,121	11,212	19,621				1,749,969
Phillips			AEIP	0	800,000	1,680,000
	4/2/2024	-	*(1)										10,479
	4/2/2024	-	*(2)										16,843
	5/1/2024	4/24/2024	Annual Equity								17,355	159.70	1,049,978
	5/1/2024	4/24/2024	Annual Equity							4,510			673,433
	5/1/2024	4/24/2024	Annual Equity				1,121	11,212	19,621				1,749,969
Cox			AEIP	0	535,519	1,124,590
	4/2/2024	-	*(1)										145,124
	4/2/2024	-	*(2)										901,610
Holston			AEIP	0	502,049	1,054,303
	4/2/2024	-	*(1)										29,404
	4/2/2024	-	*(2)										194,751

*	Reflects the incremental fair value associated with the treatment of outstanding (1) stock awards and (2) stock options in the GE Vernova spin-off, as described in the stock awards footnote of the Summary Compensation Table on page 38 and in Spin-Off Equitable Adjustments on page 34.
**	Reflects the value of the 2024 portion of the 2023 PSUs. See the Summary Compensation Table for additional information.

GE Aerospace 2025 Proxy Statement   41

ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS. Amounts shown are the threshold, target and maximum potential payouts under the AEIP for 2024. The payout under the 2024 AEIP can range from zero to 200% based on performance against the financial performance measures, subject to an additional +/- 10 percentage points based on achievement of the safety modifier. The actual 2024 AEIP payouts for our named executives are reported in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column. For more information on the AEIP, see Bonuses under the Annual Executive Incentive Plan on page 30.

ESTIMATED FUTURE PAYOUTS UNDER PSUs. Amounts shown are the threshold, target and maximum number of PSUs that could be earned under the awards granted in 2024, which includes the 2024 PSUs, the 2024 portion of the 2023 PSUs and the CEO Incentive Grant. The payout of the 2024 PSUs and the 2024 portion of the 2023 PSUs can range from zero for below threshold performance to 175% for maximum level of achievement against both performance measures. The payout of the CEO Incentive Grant can range from zero for below threshold performance to a maximum of 150% of target, based on the maximum level of achievement of the performance measure. For more information on the 2024 PSUs and the 2024 portion of the 2023 PSUs see Performance Stock Units beginning on page 32. For more information on the CEO Incentive Grant see Compensation Actions for 2024 for Our Current Named Executives on page 35.

OPTION EXERCISE PRICE. Stock option exercise prices reflect the closing price of the company’s stock on the grant date.

GRANT DATE FAIR VALUE OF AWARDS. Generally, the aggregate grant date fair value of an award is the amount that the company expects to expense in its financial statements over the award’s vesting schedule.

•	For stock option awards, fair value is calculated using the Black-Scholes value of each option on the grant date, and reflects a one-year holding requirement (resulting in a $60.50 per unit value for the annual 2024 stock option grants).

•	For RSU awards, fair value is generally calculated based on the closing stock price grant date (resulting in a $149.32 per unit value for the annual 2024 grants, which reflects a one-year holding requirement).

•	For PSU awards, the actual value of units received will depend on the company’s performance, as described above. Fair value is calculated by multiplying the per unit value of the award ($156.08 for the 2024 PSUs which reflects a one-year holding requirement, $179.34 for the 2024 portion of the 2023 PSUs for Messrs. Culp and Stokes, which reflects a one-year holding requirement, $195.35 for the 2024 portion of the 2023 PSUs for Mr. Ghai, and $158.97 for the CEO Incentive Grant) by the number of units at target. The per unit value is based on the closing price of the company’s stock price on the grant date, and for the 2024 PSUs and 2024 portion of the 2023 PSUs, adjusted to reflect a projected impact of the relative TSR modifier using a Monte Carlo simulation.

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the named executives’ stock awards and option grants as of year-end. It includes unexercised options (vested and unvested), RSUs and PSUs for which vesting conditions were not yet satisfied as of December 31, 2024. The vesting of PSUs is also subject to performance through the applicable performance periods, with vesting as shown on the schedule below.

This table reflects outstanding equity award amounts following the spin-off of GE Vernova. See Spin-Off Equitable Adjustments on page 34.

NAME OF	GRANT	AWARD	NUMBER	PORTION	EXERCISE	EXPIRATION	MARKET
EXECUTIVE	DATE	TYPE	OUTSTANDING	EXERCISABLE	PRICE	DATE	VALUE(1)
Culp	3/1/2023	PSUs	133,882(2)				$22,330,179
	5/1/2024	PSUs	168,184(3)				$28,051,409
	6/17/2024	PSUs	133,882(4)				$22,330,179
	7/1/2024	PSUs	465,434(5)				$77,629,737
Ghai	9/1/2022	RSUs	37,249(6)				$6,212,761
	9/1/2022	RSUs	15,239(7)				$2,541,713
	3/1/2023	PSUs	15,085(2)				$2,516,027
	3/1/2023	RSUs	28,771(7)				$4,798,715
	5/1/2024	Options	23,603(8)	0	$159.70	5/1/2034	$167,345
	5/1/2024	RSUs	6,134(8)				$1,023,090
	5/1/2024	PSUs	26,686(3)				$4,450,958
	6/17/2024	PSUs	15,085(4)				$2,516,027

42   GE Aerospace 2025 Proxy Statement

NAME OF	GRANT	AWARD	NUMBER	PORTION	EXERCISE	EXPIRATION	MARKET
EXECUTIVE	DATE	TYPE	OUTSTANDING	EXERCISABLE	PRICE	DATE	VALUE(1)
Stokes	9/11/2015	Options	11,841(9)	11,841	$123.31	9/11/2025	$514,847
	9/9/2016	Options	30,363(9)	30,363	$148.80	9/9/2026	$546,230
	9/6/2017	Options	40,483(9)	40,483	$123.16	9/6/2027	$1,766,273
	1/29/2018	Options	101,208(10)	101,208	$80.45	1/29/2028	$8,738,299
	3/19/2019	Options	57,545(10)	57,545	$52.38	3/19/2029	$6,583,723
	3/2/2020	Options	55,664(10)	55,664	$57.62	3/2/2030	$6,076,839
	3/1/2021	Options	39,512(10)	39,512	$67.39	3/1/2031	$3,927,493
	3/1/2022	Options	53,269(7)	26,634	$59.33	3/1/2032	$5,724,287
	3/1/2022	RSUs	6,103(7)				$1,017,919
	3/1/2023	Options	56,771(7)	0	$66.19	3/1/2033	$5,711,163
	3/1/2023	PSUs	22,313(2)				$3,721,585
	3/1/2023	RSUs	15,345(7)				$2,559,393
	5/1/2024	Options	24,793(8)	0	$159.70	5/1/2034	$175,782
	5/1/2024	RSUs	6,443(8)				$1,074,628
	5/1/2024	PSUs	28,030(3)				$4,675,124
	6/17/2024	PSUs	22,316(4)				$3,722,086
Meisner	12/1/2023	Options	31,499(8)	0	$96.36	12/1/2033	$2,218,475
	12/1/2023	RSUs	13,611(8)				$2,270,179
	5/1/2024	Options	17,355(8)	0	$159.70	5/1/2034	$123,047
	5/1/2024	RSUs	4,510(8)				$752,223
	5/1/2024	PSUs	19,621(3)				$3,272,587
Phillips	12/1/2023	Options	12,599(8)	0	$96.36	12/1/2033	$887,348
	12/1/2023	RSUs	5,444(8)				$908,005
	5/1/2024	Options	17,355(8)	0	$159.70	5/1/2034	$123,047
	5/1/2024	RSUs	4,510(8)				$752,223
	5/1/2024	PSUs	19,621(3)				$3,272,587
Cox	3/1/2021	Options	33,868(10)	33,868	$67.39	3/1/2031	$3,366,479
	3/1/2022	Options	49,062(7)	49,062	$59.33	3/1/2032	$5,272,203
	3/1/2023	Options	39,739(7)	39,739	$66.19	3/1/2033	$3,997,743
	3/1/2023	PSUs	15,619(2)				$2,605,093
Holston	3/1/2021	Options	31,045(10)	31,045	$67.39	3/1/2031	$3,085,873
	3/1/2022	Options	6,017(7)	6,017	$59.33	3/1/2032	$646,587
	3/1/2023	Options	42,578(7)	42,578	$66.19	3/1/2033	$4,283,347
	3/1/2023	PSUs	16,735(2)				$2,791,231

(1)	The market value of GE Aerospace awards of RSUs and PSUs is calculated by multiplying the closing price of GE Aerospace stock as of December 31, 2024 ($166.79) by the number of shares underlying each award. With respect 2024 PSUs and the 2024 portion of the 2023 PSUs, this value assumes satisfaction of the maximum-level payout for the awards based on year-end performance. For options, the market value is calculated by multiplying the number of shares underlying each award by the spread between the award’s exercise price and the closing price of GE Aerospace stock as of December 31, 2024.
(2)	Scheduled to vest 100% on the third anniversary of the grant date. For Messrs. Culp, Cox and Holston, who became retirement eligible in October 2023, February 2024, and April 2023 respectively, the service condition was satisfied in accordance with the standard retirement eligibility provisions of the applicable grant agreements.
(3)	Scheduled to vest 100% on the third anniversary of the grant date.
(4)	Represents the 2024 portion of the 2023 PSUs. Scheduled to vest 100% on the third anniversary of the original grant date, March 1, 2023.
(5)	Scheduled to vest 100% by 2028, or such earlier date, in accordance with the terms of the grant agreement. See Potential Termination Payments beginning on page 48 for additional details regarding events that determine the timing of vesting for the CEO Incentive Grant.
(6)	Scheduled to vest one-third on each of the first, second and third anniversary of the grant date.
(7)	Scheduled to vest 50% on each of the second and third anniversary of the grant date. For Messrs. Cox and Holston, who became retirement eligible in February 2024 and April 2023, respectively, vested in accordance with the standard retirement eligibility provisions of the applicable grant agreements.
(8)	Scheduled to vest 50% on each of the second and third anniversary of the grant date.
(9)	Vested 100% as of the fifth anniversary of the grant date.
(10)	Vested 100% as of the third anniversary of the grant date. For Messrs. Cox and Holston, who became retirement eligible in February 2024 and April 2023, respectively, vested in accordance with the standard retirement eligibility provisions of the applicable grant agreements.

GE Aerospace 2025 Proxy Statement   43

Option Exercises and Stock Vested Table

The following table shows the number of GE Aerospace shares the named executives acquired and the values they realized upon the exercise of options and vesting of stock awards during 2024. During the year, Messrs. Stokes, Cox and Holston exercised stock options, Messrs. Culp, Stokes, Cox and Holston had PSUs or performance shares that were earned, and Messrs. Ghai, Stokes, Cox and Holston had RSUs that vested. Values are shown before payment of any applicable withholding taxes or brokerage commissions.

In 2024, named executives that remain employed by GE Aerospace were required to hold the stock that they receive following the exercise of stock options (less those shares that are withheld to satisfy the exercise price and pay taxes) for at least a year following exercise, regardless of whether their stock ownership requirements have been met. Current named executives also cannot sell net shares received as the result of the vesting of RSUs or PSUs or exercise of stock options until they have satisfied their stock ownership requirement. See Stock Ownership and Equity Grant Policies on page 52. Certain PSUs and RSUs granted are also subject to a one-year holding requirement following settlement, regardless of whether the executive has met his or her stock ownership requirements or remains employed by the company.

	OPTION AWARDS*		STOCK AWARDS*
	NUMBER OF SHARES ACQUIRED ON	VALUE REALIZED	NUMBER OF SHARES ACQUIRED	VALUE REALIZED
NAME	EXERCISE	ON EXERCISE	ON VESTING**	ON VESTING
Culp	0	$0	1,981,724	$333,343,753
Ghai	0	$0	52,487	$9,095,472
Stokes	62,446	$2,364,984	118,488	$19,563,319
Meisner	0	$0	0	$0
Phillips	0	$0	0	$0
Cox***	370,199	$46,826,981	116,088	$17,955,538
Holston***	64,802	$5,536,784	43,017	$6,800,773

*	Subject to stock ownership requirement for current named executives; dollar amount represents pre-tax value realized.

**	As described under Spin-Off Equitable Adjustments on page 34, equitable adjustments were required to preserve the pre-spin-off intrinsic value of outstanding equity awards. The amounts reported in the table above include the vesting of GE Aerospace shares that were adjusted in that manner, as applicable. For Mr. Culp, the table includes vesting of GE Aerospace shares under his Leadership Performance Shares granted in August 2020; the terms of that grant provided for the treatment in a spin-off, so no further adjustments were made. In 2024, the following spin-off-related awards vested that are not included in the table above: 649,340 GEHC and 435,719 GEV stock awards vested for Mr. Culp for a value of $55,507,141 and $80,435,906, respectively; 26,375 GEHC stock awards vested for Mr. Cox for a value of $2,354,690; and 6,269 GEHC stock awards vested for Mr. Holston for a value of $572,234.

***	Mr. Cox became retirement eligible (five years of service and over 60 years old) in February 2024 and Mr. Holston became retirement eligible in April 2023. As a result, options and RSUs held by Messrs. Cox and Holston for more than one year vested in accordance with the retirement eligibility provisions of their applicable grant agreements. In addition, RSUs granted to Mr. Cox on September 30, 2020 vested in connection with his separation as described under Potential Termination Payments on beginning on page 48.

Equity Compensation Plan Information

The following table provides information regarding outstanding equity awards and shares available for future issuance under all of GE Aerospace’s equity plans as of December 31, 2024. The number of shares available for future issuance increased compared to the prior year, primarily as a result of the GE Vernova spin-off, including forfeiture of unvested equity awards upon employee departures (which were returned to the pool) and equitable adjustments made to the share pool in accordance with provisions of the 2022 LTIP. This table reflects the treatment of outstanding equity awards and GE Aerospace’s equity plans in 2024 in connection with the GE Vernova spin-off. See Spin-Off Equitable Adjustments on page 34 for more information.

(IN THOUSANDS EXCEPT PER SHARE $ AMOUNTS, AS OF 12/31/2024)	SHARES TO BE ISSUED UPON EXERCISE OR SETTLEMENT	WEIGHTED AVERAGE EXERCISE PRICE	SHARES AVAILABLE FOR FUTURE ISSUANCE
Plans approved by shareholders (2007 LTIP and 2022 LTIP)
Options	10,917	$91.78	(a)
RSUs	3,607	(b)	(a)
PSUs	1,104	(b)	(a)
Total	15,628	$91.78	80,834

(a)	Total shares available for future issuance under the 2022 LTIP amounted to 80.8 million shares as of December 31, 2024. Following approval of the 2022 LTIP, no shares remained available for future issuance under the 2007 LTIP.

(b)	Not applicable.

44   GE Aerospace 2025 Proxy Statement

Deferred Compensation

We offer certain deferred compensation programs and arrangements for executives.

Bonus Deferrals

ELIGIBILITY AND DEFERRAL OPTIONS. For 2022 and prior performance years, U.S. employees in our executive band and above, including the named executives, could elect to defer all or a portion of their annual bonus payment and be credited with earnings (or losses) on those deferrals under the options shown below. Participants may change their earnings option up to four times per year. The company makes all decisions regarding the earnings options that are offered and the measures for calculating earnings under those options. Among our named executives, only Messrs. Culp and Stokes participated in our bonus deferral programs.

TIME AND FORM OF PAYMENT. Participants can elect to receive their deferred amounts upon separation from service either in a lump sum or in 10 to 20 annual installments. Participants may not withdraw any deferred amounts prior to separating from service.

EARNINGS OPTION	TYPE OF EARNINGS	ACCOUNT BALANCE FOR EARNINGS CALCULATION	EARNINGS AMOUNT*	WHEN EARNINGS CREDITED
GE Aerospace Stock Units** (based on GE Aerospace stock value)	Dividend-equivalent income	Units in account on NYSE ex-dividend date	Quarterly dividend declared for GE Aerospace stock or the S&P 500, as applicable	Quarterly
S&P 500 Index Units (based on S&P 500)
Deferred Cash Units (cash units)	Interest income	Daily outstanding account balance	Prior calendar months average yield for U.S. Treasury Notes and Bonds issued with maturities of 10 years and 20 years	Monthly

*	None of the bonus deferral options provide for above-market interest as defined by the SEC.

**	In connection with the GE HealthCare spin-off in January 2023 and the GE Vernova spin-off in April 2024, participants who held GE stock units received a distribution of GE HealthCare stock units and GE Vernova units respectively. On the one-year anniversary of the respective spin, any remaining GE HealthCare stock units and GE Vernova stock units were converted to cash units.

Salary Deferrals

ELIGIBILITY. In prior years, we periodically offered eligible employees in our executive band and above the opportunity to defer their salary payments (the last such plan was offered in 2010 for 2011 salary). Individuals who were named executives at the time a deferred salary program was offered were not eligible to participate. Among our named executives, only Mr. Stokes has participated in our salary deferral programs.

INTEREST INCOME. These programs provide accrued interest on deferred amounts (including an above-market interest rate as defined by the SEC) ranging from 6% to 14% compounded annually.

TIME AND FORM OF PAYMENT. Our deferred salary programs have required participants to elect to receive deferred amounts either in a lump sum or in 10 to 20 annual installments. Participants may not withdraw any deferred amount prior to separating from service.

GE Aerospace Restoration Plan

ELIGIBILITY. U.S. employees who become U.S. executives on or after January 1, 2021, accrue benefits under the GE Aerospace Restoration Plan (the Restoration Plan), instead of any benefits under the GE Aerospace Supplementary Pension Plan (including the Executive Retirement Benefit) (see Pension Benefits on page 46 for information regarding the GE Aerospace Supplementary Pension Plan). As of December 31, 2024, Messrs. Ghai, Meisner and Phillips accrued benefits under the Restoration Plan.

BENEFIT FORMULA. Restoration Plan participants are credited with 7% of their annual earnings, which include base salary and up to one-half of eligible bonus payments, which exceed the IRS-prescribed limit applicable to tax-qualified plans ($345,000 for 2024).

EARNINGS OPTIONS AND VESTING. The annual credits are notionally invested as elected by the participant in earnings options that generally mirror the investment options available under the broad-based tax qualified RSP. Participants may change their election up to 12 times per quarter. The company makes all decisions regarding the earnings options that are offered and the measures for calculating earnings under those options. Earnings are currently credited daily. Participants generally vest in their Restoration Plan accounts after three years of service.

TIME AND FORM OF PAYMENT. Vested amounts under the Restoration Plan are paid in a lump sum, generally in July of the year following the year of a participant’s separation from service.

GE Aerospace 2025 Proxy Statement   45

Nonqualified Deferred Compensation Table

The table below shows amounts credited to the named executives’ accounts under nonqualified deferred compensation plans and plan balances as of December 31, 2024. No withdrawals or distributions from these plans were made in 2024. Messrs. Cox and Holston did not participate in any nonqualified deferred compensation plans prior to their separation on April 7, 2024.

			AGGREGATE EARNINGS IN LAST FISCAL YEAR			AGGREGATE BALANCE AT LAST FISCAL YEAR-END
NAME	EXECUTIVE CONTRIBUTIONS IN 2024	COMPANY CREDITS IN 2024	DEFERRED BONUS PROGRAM	DEFERRED SALARY PROGRAM	RESTORATION PLAN	DEFERRED BONUS PROGRAM	DEFERRED SALARY PROGRAM	RESTORATION PLAN
Culp	$0	N/A	$535,287	N/A	N/A	$2,681,439	N/A	N/A
Ghai	$0	$87,784	N/A	N/A	$10,491	N/A	N/A	$176,937
Stokes	$0	N/A	$171	$9,665	N/A	$4,044	$123,372	N/A
Meisner	$0	$40,354	N/A	N/A	$0	N/A	N/A	$40,354
Phillips	$0	$40,354	N/A	N/A	$0	N/A	N/A	$40,354

EXECUTIVE CONTRIBUTIONS IN 2024. Amounts represent compensation deferred during 2024.

COMPANY CREDITS IN 2024. Amounts represent accrued company credits in the Restoration Plan in 2024.

AGGREGATE EARNINGS IN 2024. Reflects earnings on each type of deferred compensation listed in this section that were credited to the named executives’ deferred compensation account during 2024. The earnings may be positive or negative, depending on the named executive’s investment choice, and are calculated based on the account balance attributable to each earnings option as of December 31, 2024; minus that amount as of December 31, 2023; minus any contributions during the year. See Summary Compensation Table beginning on page 38 for the above-market portion of these earnings in 2024.

AGGREGATE BALANCE AT DECEMBER 31, 2024. The fiscal year-end balance reported in the table above includes $1.4 million for deferred bonus for Mr. Culp that was previously reported in the Summary Compensation Table, $76,869 for the GE Restoration Plan that was previously reported in the Summary Compensation Table for Mr. Ghai, and $14,282 for deferred salary for Mr. Stokes that was previously reported in the Summary Compensation Table. No amounts for Messrs. Meisner or Phillips were previously reported in the Summary Compensation Table.

Pension Benefits

The company provides retirement benefits to certain named executives based in the United States under the same GE Aerospace Pension Plan (the Pension Plan) and GE Aerospace Supplementary Pension Plan (the Supplementary Pension Plan) in which other eligible U.S. employees participate. The Pension Plan is a funded, tax-qualified plan. The Supplementary Pension Plan is an unfunded, unsecured obligation of the company and is not qualified for tax purposes.

GE Aerospace Pension Plan

The Pension Plan is a funded, broad-based tax-qualified retirement program for U.S.-based employees that is closed to new participants. Among our named executives, only Mr. Stokes is eligible for benefits under this plan, which are fully vested. Effective January 1, 2021, participants with salaried benefits (including Mr. Stokes) stopped accruing benefits (and making contributions) under this plan. For Mr. Stokes, the plan benefits are based primarily on a formula that provided an annual benefit accrual equal to 1.45% of earnings (generally base salary and up to one-half of bonus payments) for the applicable year up to a covered compensation amount and 1.9% of earnings in excess of covered compensation, subject to tax code limitations and plan terms. The accumulated benefit is payable after retirement on a monthly basis for life with a guaranteed minimum benefit of five years. The plan also provides for Social Security supplements and spousal joint and survivor annuity options. The normal retirement age as defined in this plan is 65; however, employees who began working at GE prior to 2005, including Mr. Stokes, may retire at age 60 without any reduction in benefits.

GE Aerospace Supplementary Pension Plan

The Supplementary Pension Plan is an unfunded and non-tax-qualified retirement program for eligible executives that is closed to new participants and provides the benefits described below. Messrs. Ghai, Meisner and Phillips are not eligible to participate in this plan.

Supplementary Pension Benefit. The Supplementary Pension benefit is an annuity benefit above amounts available under the Pension Plan for eligible executives (including Mr. Stokes, who is the only named executive eligible for this benefit). Effective January 1, 2021, participants stopped accruing this benefit and began accruing the Executive Retirement Benefit described below for their future credited service. Employees generally must remain continuously employed until age 60 in order to vest in a Supplementary Pension benefit. The annual Supplementary Pension benefit, when combined with certain amounts payable under other pension programs and Social Security, will equal 1.75% of earnings credited for retirement benefits multiplied by the number of years of credited service (through 2020), up to a maximum of 60% of such earnings credited for retirement benefits. The earnings credited for retirement benefits are the named executive’s average annual compensation (base salary and bonus) for the highest 36 consecutive months out of the last 120 months prior to December 31, 2020. The Supplementary Pension benefit would be provided after retirement as monthly payments for life (with a guaranteed minimum benefit of five years). The plan also provides for spousal joint and survivor annuity options. The normal retirement age under the plan is 65;

46   GE Aerospace 2025 Proxy Statement

however, executives eligible for this benefit who began working at the company prior to 2005 may retire at age 60 without any reduction in benefits.

Executive Retirement Benefit. The Executive Retirement Benefit equals, for each year of credited service, a percentage (generally 18% for a named executive, but ranging from 10% to 18% depending on a participant’s role) of average annual compensation (base salary and bonus) for the highest 36 consecutive months out of the last 120 months prior to retirement. Messrs. Culp, Cox and Holston are eligible to receive the Executive Retirement Benefit after retirement as 10 equal annual installment payments. In connection with their separations on April 7, 2024, Messrs. Cox and Holston began receiving payouts of this benefit. Mr. Stokes began accruing an Executive Retirement Benefit beginning January 1, 2021, when he stopped accruing additional Supplementary Pension benefits. Executives eligible for this benefit may retire at age 60 but are subject to a reduction in benefits of up to 25% for retirement prior to age 65.

GE Aerospace Excess Benefits Plan

The GE Aerospace Excess Benefits Plan (the Excess Benefits Plan) is an unfunded and non-tax-qualified retirement program that is offered to employees whose benefits under the Pension Plan are limited by certain tax code provisions. Effective January 1, 2021, participants stopped accruing benefits under this plan. Benefits payable under this plan are equal to the amount that would be payable under the terms of the Pension Plan disregarding tax code limitations, minus the amount actually payable under the Pension Plan taking those limitations into account, and are generally payable at the same time and in the same manner as permitted under the Pension Plan.

Pension Benefits Table

The table below shows the present value of the accumulated benefit as of December 31, 2024, for the named executives under each plan, as calculated based upon the assumptions described below. Although SEC rules require us to show this present value, the named executives are not entitled to receive these amounts in a lump sum.

		PRESENT VALUE OF ACCUMULATED BENEFIT
NAME	NUMBER OF YEARS CREDITED SERVICE	PENSION PLAN	SUPPLEMENTARY PENSION	EXECUTIVE RETIREMENT BENEFIT	EXCESS BENEFITS PLAN	PAYMENT DURING LAST FISCAL YEAR
Culp	6	N/A	N/A	$4,942,498	N/A	$0
Ghai	N/A	N/A	N/A	N/A	N/A	N/A
Stokes*	24	$917,493	$8,871,010	$1,007,862	$0	$0
Meisner	N/A	N/A	N/A	N/A	N/A	N/A
Phillips	N/A	N/A	N/A	N/A	N/A	N/A
Cox**	5	N/A	N/A	$1,806,544	N/A	$247,497
Holston**	6	N/A	N/A	$2,301,378	N/A	$315,290

*	Mr. Stokes’ credited service is limited to 24 years under the Pension Plan and the Supplementary Pension benefit, as no further accruals of those benefits are permitted effective January 1, 2021. For purposes of the Executive Retirement Benefit, Mr. Stokes’ credited service is limited to his service on or after January 1, 2021 (four years as of December 31, 2024).
**	In connection with their separations on April 7, 2024, Messrs. Cox and Holston began receiving payouts of their Executive Retirement Benefit.

NUMBER OF YEARS OF CREDITED SERVICE. No further accruals of benefits under the Pension Plan and the Supplementary Pension benefit are permitted for service after 2020. For purposes of the Executive Retirement Benefit, Mr. Stokes’s credited service is limited to service after 2020 (when the Supplementary Pension benefit accrual ceased).

PRESENT VALUE OF ACCUMULATED BENEFIT. The accumulated benefit is based on years of service and earnings (base salary and bonus) considered by the plans for the period through December 31, 2024. If applicable, it also includes the value of contributions made by the named executives throughout their careers. For purposes of calculating the present value, we assume that the named executives other than Messrs. Cox and Holston will remain in service until the age at which they may retire without any reduction in benefits. We also assume that benefits are payable under the available forms of annuity consistent with the assumptions described in the Postretirement Benefit Plans notes in GE Aerospace’s financial statements in our Annual Report on Form 10-K for 2024, including the statutory discount rate assumption of 5.67% for the Pension Plan and 5.64% for the Supplementary Pension Plan and Excess Benefits Plan. The postretirement mortality assumption used for present value calculations for U.S. beneficiaries is the Pri-2012 Healthy Retiree mortality table projected to 2016, adjusted for the company’s experience and factoring in projected generational improvements. In connection with their separations on April 7, 2024, Messrs. Cox and Holston began receiving payouts of their Executive Retirement Benefit in 10 equal annual installment payments.

GE Aerospace 2025 Proxy Statement   47

Potential Termination Payments

In this section, we describe and quantify certain compensation that would have been payable under existing compensation plans and arrangements had a named executive’s employment terminated on December 31, 2024 (or, with respect to Messrs. Cox and Holston, the compensation payable upon their separation on April 7, 2024). For this calculation, we have used each named executive’s compensation and service levels as of the applicable date (and, where applicable, the company’s closing stock price on that date). Since many factors (e.g., the time of year when the event occurs, the company’s stock price and the named executive’s age) could affect the nature and amount of benefits a named executive could potentially receive, any amounts paid or distributed upon a current named executive’s actual termination of employment may be different from those shown below. The amounts described below are in addition to benefits generally available to salaried employees, such as distributions under the RSP.

U.S. EXECUTIVE SEVERANCE PLAN. In order to standardize the severance payments available to U.S. executives who are not otherwise subject to an employment agreement providing a different amount, we adopted the GE Aerospace U.S. Executive Severance Plan (the U.S. Severance Plan) effective January 1, 2021. Eligible executives who experience an employer-initiated termination of employment that is not for cause, and who are not offered a suitable position, receive between 6 to 18 months of base salary (based on their career band), which is paid in a lump sum. The base salary amount is reduced by the estimated amount, if any, of the Executive Retirement Benefit and/or Supplementary Pension payable to the executive for the corresponding number of months. Outplacement services are also provided for the same period. To receive a benefit under the plan, the executive must enter into a separation agreement and release in a form acceptable to the company, which may also include cooperation, confidential information, non-disparagement, non-competition, non-solicitation and other covenants. With respect to our current named executives, Messrs. Ghai, Stokes, Meisner and Phillips are eligible to participate under the plan at the 18-month level. Assuming a termination date of December 31, 2024, the amount each eligible named executive would have been entitled to receive under the U.S. Executive Severance Plan is: Ghai ($1,432,500), Stokes ($2,100,000), Meisner ($1,200,000), and Phillips ($1,200,000).

Under the plan, the following terms have the meanings set forth below:

•	Cause generally means: (i) breach of any confidentiality, non-solicitation, non-competition or other material provision of an agreement with the company, (ii) conduct that has the potential to cause material harm to the company, (iii) an act of dishonesty, fraud, embezzlement or theft, (iv) conviction of, or plea of guilty or no contest to, a felony or crime involving moral turpitude, or (v) failure to comply with the company’s policies and procedures.

•	Suitable position generally means a position providing at least 80% of the executive’s base salary and annual incentive award opportunity. If the position is with the company, rather than a successor employer in a business disposition or other third-party in an outsourcing arrangement, the position must also be within 50 miles of the executive’s job location and in the same career band.

EMPLOYMENT AGREEMENT WITH MR. CULP. In July 2024, we entered into a new employment agreement with Mr. Culp to extend the term of his employment to December 31, 2027, or such later date as mutually agreed by the parties up to and through December 31, 2028. His new employment agreement provides for an annual base salary of $2.0 million effective July 1, 2024, an annual bonus target opportunity of 200% of his salary effective July 1, 2024, and, starting in 2025, annual long-term equity incentive awards with a grant date fair value of $15.25 million. In connection with the extension of his employment, his prior Leadership Performance Share Award granted in August 2020 became vested in August 2024 due to meeting the service and performance conditions; the award achieved maximum performance. Pursuant to the new employment agreement, in July 2024, he received a grant of PSUs with a target of 310,289 shares (the CEO Incentive Grant). This award will be eligible to be earned in an amount between 0 and 150% of target, depending on performance, based on the compound annual growth rate for adjusted earnings per share, over four fiscal years ending with, and subject to satisfaction of service conditions through, December 31, 2027. Under his employment agreement, Mr. Culp receives other benefits given to senior executives of the company. Mr. Culp is also subject to a non-compete agreement, which terminates 12 months after termination of his employment. He is also subject to a non-solicitation clause covering the same period as his non-compete agreement.

Under the terms of his employment agreement, if Mr. Culp’s employment terminates for any reason other than an involuntary termination without cause or a resignation for good reason, he would be entitled to the balance of his prior year’s annual bonus (to the extent earned, but not paid). Assuming a termination date of December 31, 2024, Mr. Culp would not have been entitled to any amount with respect to these benefits. Additionally, if Mr. Culp is terminated without cause or resigns for good reason, he would be entitled to cash severance equal to two times the sum of his annual salary plus target bonus, payable in bi-weekly installments over a two-year period, subject to any delay required by tax regulations. Assuming a termination date of December 31, 2024, Mr. Culp would have been entitled to severance payments totaling $12,000,000. This severance would be subject to his providing a release to the company and his ongoing compliance with perpetual confidentiality and non-disparagement provisions and the non-compete and non-solicitation provisions under his employment agreement.

Under the award agreement for the CEO Incentive Grant, Mr. Culp would forfeit his award if he voluntarily separated from the company without good reason prior to December 31, 2027. Mr. Culp is entitled to vesting as a result of termination of employment earlier than the end of the performance period ending December 31, 2027 in the circumstances described below. The Board and Compensation Committee carefully considered these termination provisions in connection with the new employment agreement with Mr. Culp, and these provisions are intended to provide flexibility to the Board in CEO succession planning and allow for a smooth transition of leadership, as needed.

•	Death or Disability or Termination Without Cause or Resignation for Good Reason: the greater of (i) the amount determined based on actual performance for the performance period or (ii) the target amount, and in either event, if such termination occurs before December 31, 2026, prorated based on length of service during the period from July 1, 2024 through December 31, 2027.

•	Change in Control Termination (Termination Without Cause or Resignation for Good Reason In Connection With, or Within 12 Months Following, a Change in Control): the greater of (i) the amount determined based on actual performance for the performance period ending on the date of the change in control or (ii) the target amount.

See Equity Awards on page 50 regarding the value of the equity treatment.

48   GE Aerospace 2025 Proxy Statement

For purposes of Mr. Culp’s employment agreement and the CEO Incentive Grant, the following terms have the meanings set forth below:

•	Cause generally means (i) the willful and continued failure of Mr. Culp to substantially perform his assigned duties for more than 30 days after the company notifies Mr. Culp of such failure, (ii) willfully engaging in conduct that is materially injurious to the company, including violating company policies, or (iii) the commission of a felony or crime involving dishonesty related to the company.

•	Change in control has the meaning given in the 2022 LTIP, which generally means (i) the acquisition of more than 50% of the company’s stock or voting power by any person, or (ii) the reorganization, merger, consolidation, sale or disposition of all or substantially all of the assets of the company, unless more than 50% of the surviving entity is controlled by the shareholders immediately prior to such event, in substantially the same proportions as their ownership immediately prior to the event.

•	Good reason generally means, without his consent or as otherwise provided in the employment agreement, (i) a reduction in Mr. Culp’s compensation rights, (ii) failure to renominate Mr. Culp to the Board or removing him from the position of CEO, (iii) materially reducing Mr. Culp’s duties and responsibilities, (iv) assigning Mr. Culp duties that are materially inconsistent with his position or duties that materially impair his ability to function as CEO, (v) relocation of his principal office, except as provided in the employment agreement, or (vi) a material breach of Mr. Culp’s employment agreement by the company.

OFFER LETTER AGREEMENT WITH MR. GHAI. We entered into an offer letter agreement with Mr. Ghai in connection with his promotion to GE Senior Vice President and Chief Financial Officer effective in September 2023. Mr. Ghai is subject to a 12-month non-compete and non-solicitation covenant. Under the offer letter, in the event Mr. Ghai’s employment is terminated by the company other than for cause, by Mr. Ghai for good reason, as a result of his death or disability, or in connection with a change in control of the company that does not result in Mr. Ghai receiving a comparable offer of employment with the purchaser, Mr. Ghai is eligible for the following benefits: (i) vesting of his sign-on equity awards granted in connection with his commencement of employment in 2022, (ii) vesting of all other equity awards that he has held for at least one year if such termination occurs on or before December 31, 2026, (iii) the lump sum cash payment provided under the U.S. Executive Severance Plan (as described and quantified above), and (iv) a pro-rata AEIP payment for the year of termination if such termination occurs after March 31 of such year. See Equity Awards on page 50 regarding the value of the equity treatment.

Under Mr. Ghai’s offer letter, the following terms have the meanings set forth below:

•	Cause generally means Mr. Ghai’s (i) willful failure to perform his duties (other than any such failure resulting from incapacity due to disability) or comply with any valid and legal directive of the company or the Board that is consistent with his position, (ii) engagement in dishonesty, illegal conduct, or misconduct, which, in each case, materially harms or is reasonably likely to materially harm the company, (iii) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, (iv) willful or grossly negligent unauthorized disclosure of confidential information, (v) material breach of any material obligation under the offer letter or other agreement with the company which materially harms or is reasonably likely to materially harm the company, or (vi) willful material failure to comply with company policies.

•	Change in control generally occurs when (i) a person or entity acquired ownership of GE stock or of the GE Aerospace business that, together with prior holdings, constitutes at least 50% of the total fair market value or total voting power of the outstanding shares of GE or the GE Aerospace business or (ii) there is a sale of substantially all of the assets of GE or of the GE Aerospace business.

•	Good reason generally means any of the following without Mr. Ghai’s written consent (i) a reduction in his target compensation or failure to pay compensation when due, (ii) any material breach by the company of the offer letter or any other agreement with Mr. Ghai, or (iii) a material, adverse change in his title, authority, duties, responsibilities or reporting relationships (other than temporarily while he is incapacitated or as required by applicable law).

OFFER LETTER AGREEMENTS WITH MESSRS. MEISNER

AND PHILLIPS. We entered into offer letter agreements in August 2023 with Messrs. Meisner and Phillips in connection with their respective appointments as Senior Vice President and Chief Human Resources Officer of GE Aerospace and Senior Vice President and General Counsel of GE Aerospace. They are subject to 12-month non-compete and non-solicitation covenants. Under the offer letters, in the event the named executive’s employment is terminated by the company other than for cause, by the named executive for good reason, as a result of his death or disability, or in connection with a change in control of the company that does not result in the named executive receiving a comparable offer of employment with the purchaser, the named executive is eligible for the following benefits: (i) vesting of his sign-on equity grant, (ii) vesting of his annual equity awards granted in 2024 and 2025, (iii) the lump sum cash payment provided under the U.S. Executive Severance Plan (as described and quantified above), and (iv) a pro-rata AEIP payment for the year of termination if such termination occurs after March 31 of such year. See Equity Awards on page 50 regarding the value of the equity treatment. For purposes of the severance provisions under the offer letters with Messrs. Meisner and Phillips, the terms for cause and good reason generally have the same meanings as set forth above for Mr. Ghai’s offer letter.

SEPARATION AGREEMENTS WITH MESSRS. COX AND

HOLSTON. Each of Mr. Cox and Mr. Holston separated without cause on April 7, 2024, following the spin-off of GE Vernova, pursuant to separation agreements.

Pursuant to the separation agreements, upon signing a release of claims, each executive received the severance benefits provided under the U.S. Executive Severance Plan (as described above for an 18-month period), with the lump sum cash payment amounts set forth in the Summary Compensation Table. Each executive also remained eligible for a pro-rated 2024 AEIP bonus based on actual performance, and payment of the full amount of his transaction incentive award, based on actual performance, both of which are reflected in the Summary Compensation Table. In addition, pursuant to the terms of the underlying plans, each executive received partial subsidization of continued medical, dental and vision coverage under COBRA for 6 months and coverage for premium payments under the company’s basic life insurance plan for 12 months. Mr. Cox also received acceleration of his RSUs granted on September 3, 2020 and scheduled to vest September 3, 2024, which had a value of $9,349,623 on the separation date. Each separation agreement also includes cooperation, confidential information, non-disparagement, non-competition, non-solicitation and other covenants.

Also see Deferred Compensation on page 45 and Pension Benefits on page 46 regarding other post-employment benefits, including the Executive Retirement Benefit, which began being paid out 10 annual installment payments of $247,497 and $315,290, for Messrs. Cox and Holston respectively, following their separation beginning in 2024.

GE Aerospace 2025 Proxy Statement   49

SHAREHOLDER APPROVAL OF SEVERANCE BENEFITS. In February 2025, the Board adopted a new cash severance approval policy that replaced our existing severance approval policy. Under the new policy, the company will not enter into any new employment agreement or severance agreement with any of the company’s officers subject to Section 16 of the Exchange Act or establish any new severance plan or policy covering any executive officer that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus opportunity, without seeking shareholder ratification of such agreement, plan, or policy. Under this policy, “cash severance benefits” include cash payments in connection with the termination of the executive officer’s employment. Certain payments are excluded from this policy, including the payment of equity-based awards, settlements of claims asserted against the company by an executive officer, payments for services provided following termination, and distributions made from the company’s benefit programs. Refer to our Governance Principles (see Helpful Resources on page 66) for the full policy.

Equity Awards

The following table shows the intrinsic value of the company’s equity awards that would have vested or become exercisable if each of our current named executives had died, become disabled, retired or separated from the company as of December 31, 2024. Intrinsic value is based upon the company’s stock price on that date (minus the exercise price in the case of stock options). Amounts shown assume the achievement of all applicable performance objectives at target level, except where actual achievements levels have been determined. Our named executives generally are not entitled to benefits if they leave voluntarily (without good reason) or are terminated for cause (other than benefits already accrued) unless they satisfy the conditions for retirement eligibility. None of our named executives’ equity awards would have vested or become exercisable upon a single-trigger change in control.

POTENTIAL TERMINATION PAYMENTS TABLE (EQUITY BENEFITS)

	UPON DEATH		UPON DISABILITY		UPON RETIREMENT		UPON INVOLUNTARY TERMINATION*
NAME	STOCK OPTIONS	RSUS/PSUS	STOCK OPTIONS	RSUS/PSUS	STOCK OPTIONS	RSUS/PSUS	STOCK OPTIONS	RSUS/PSUS
Culp	N/A	$90,628,745	N/A	$90,628,745	N/A	$57,420,460	N/A	$11,167,925
Ghai	$167,345	$24,543,211	$167,345	$24,543,211	N/A	N/A	$0	$20,022,973
Stokes	$8,749,142	$17,895,713	$8,749,142	$17,895,713	N/A	N/A	$0	$0
Meisner	$2,341,522	$5,593,720	$2,341,522	$5,593,720	N/A	N/A	$2,341,522	$5,593,720
Phillips	$1,010,395	$4,231,546	$1,010,395	$4,231,546	N/A	N/A	$1,010,395	$4,231,546

*	Addresses involuntary termination without cause or resignation for good reason, as defined under the applicable arrangement. Benefits are not otherwise payable under the equity awards in the event of voluntary separation (other than upon retirement if applicable).

DEATH/DISABILITY. Unvested options, RSUs and PSUs would generally vest, depending on the award terms. Vested options would generally remain exercisable until their expiration date, and PSUs would remain subject to the achievement of the performance objectives. For these purposes, disability generally means the executive being unable to perform his or her job. See Potential Termination Payments beginning on page 48 for a description of treatment of Mr. Culp’s CEO Incentive Grant upon death or disability.

RETIREMENT. Unvested options, RSUs and PSUs (other than Mr. Culp’s CEO Incentive Grant) held for at least one year would generally vest, depending on the award terms. Vested options would generally remain exercisable until their expiration date, and such PSUs would remain subject to the achievement of the performance objectives. For these purposes, retirement generally means reaching the applicable retirement age, typically age 60, and completing 5 years of service. Mr. Culp reached the applicable retirement age and service prior to December 31, 2024.

INVOLUNTARY TERMINATION. See Potential Termination Payments beginning on page 48 for a description of treatment of Mr. Culp’s CEO Incentive Grant upon involuntary termination. Under the terms of Mr. Ghai’s offer letter, amounts shown reflect the value of his 2022 sign-on equity awards and other equity awards held for at least one year if he had been terminated without cause or if there is a change in control of the company that does not result in Mr. Ghai receiving a comparable offer of employment with the purchaser. Under the terms of the offer letters for Mr. Meisner and Mr. Phillips, amounts shown reflect the value of the new hire equity grants made in 2023 and the annual equity awards granted in 2024 if the executive had been terminated without cause or if there is a change in control of the company that does not result in the executive receiving a comparable offer of employment with the purchaser. In addition to circumstances in this table, our equity awards provide for vesting of certain equity awards in the event that the executive transfers to a successor employer in a business disposition.

50   GE Aerospace 2025 Proxy Statement

Pension Benefits

The table below shows the pension benefits that would have become payable under the applicable pension plan(s) (as described under Pension Benefits on page 46) if the current named executives had died, become disabled, voluntarily terminated or retired as of December 31, 2024.

POTENTIAL TERMINATION PAYMENTS TABLE (PENSION BENEFITS)

NAME	LUMP SUM UPON DEATH	ANNUAL BENEFIT UPON DEATH	ANNUAL BENEFIT UPON DISABILITY	ANNUAL BENEFIT UPON VOLUNTARY TERMINATION	ANNUAL BENEFIT UPON RETIREMENT
Culp	N/A	$634,095	N/A	N/A	$634,095
Ghai	N/A	N/A	N/A	N/A	N/A
Stokes	$6,590,203	$233,727	$1,204,979	$90,047	N/A
Meisner	N/A	N/A	N/A	N/A	N/A
Phillips	N/A	N/A	N/A	N/A	N/A

LUMP SUM UPON DEATH. Reflects the Supplementary Pension benefit payable in a lump sum based on whichever of the following has a higher value: (1) the 50% survivor annuity that the spouse would have received under this plan if the participant had retired at age 60 and elected the spousal 50% joint and survivor annuity option prior to death, or (2) five years of pension distributions under this plan.

ANNUAL BENEFITS UPON DEATH. Reflects 10 annual installment payments of the Executive Retirement Benefit and/or the annual amount payable for the life of the surviving spouse under the Pension Plan. Under the Pension Plan, the benefit is payable either as an annuity, as if the participant had elected the spousal 50% joint and survivor annuity option prior to death, or an immediate lump-sum payment based on five years of pension distributions, in each case based upon the accrued benefit. For participants age 60 or older, over age 50 with 15 years of service, or under age 50 with 30 years of service, the spousal annuity payment is immediate; otherwise the spousal annuity is payable when the participant would have reached age 60.

Deferred Compensation

The named executives are entitled to receive the vested amount in their deferred compensation accounts if their employment terminates. Between the termination event and the date that distributions are made, these accounts would continue to increase or decrease in value based on changes in the value of the named executive’s earnings option. Therefore, amounts received by the named executives would differ from those shown in the Nonqualified Deferred Compensation Table on page 46. See Deferred Compensation on page 45 for information on the available distribution types under each plan.

ANNUAL BENEFITS UPON DISABILITY. Reflects the 50% joint and survivor annuity under the Pension Plan and the Supplementary Pension benefit, and/or 10 annual installment payments as the Executive Retirement Benefit if the participant has at least 15 years of service. Participants who are disabled after age 60 are eligible to retire and amounts are shown in the Retirement column.

ANNUAL BENEFITS UPON VOLUNTARY TERMINATION. Reflects the 50% joint and survivor annuity payable at age 60 under the Pension Plan for Mr. Stokes; does not include any payments under the Supplementary Pension Plan (either the Supplementary Pension benefit or the Executive Retirement Benefit) because they are forfeited upon voluntary termination before age 60. Participants who terminate employment after age 60 are eligible to retire and amounts are shown in the Retirement column.

ANNUAL BENEFITS UPON RETIREMENT. Reflects 10 annual installment payments as the Executive Retirement Benefit for Mr. Culp, who has reached age 60.

Life Insurance Benefits

For a description of the supplemental life insurance plans that provide coverage to the named executives, see Life Insurance Premiums on page 40. Mr. Stokes is the only named executive officer who qualifies for these supplemental life insurance plans, as they were discontinued for executives joining the company (or being promoted to the relevant band of seniority) on or after January 1, 2018. If the eligible named executive had died on December 31, 2024, the survivors of the executive would have received the following under these arrangements.

NAME	DEATH BENEFIT
Stokes	$11,483,764

The company would continue to pay the premiums in the event of a disability for Executive Life, until the maturity date, and under Leadership Life, until the later of age 65 or 10 years in the plan.

GE Aerospace 2025 Proxy Statement   51

Other Executive Compensation Policies & Practices

Roles and Responsibilities in Succession Planning and Compensation

MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE.

The Compensation Committee has primary responsibility for helping the Board develop and evaluate potential candidates for executive positions and for overseeing the development of executive succession plans. As part of this responsibility, the Compensation Committee oversees the compensation program for the CEO and the other named executives, as described more fully in the Compensation Committee’s charter (see Helpful Resources on page 66).

MANAGEMENT. Our CEO and our Chief Human Resources Officer help the Compensation Committee administer our executive compensation program. The Chief Human Resources Officer also advises the Compensation Committee on matters such as past compensation, total annual compensation, potential accrued benefits, GE Aerospace compensation practices and guidelines, company performance, industry compensation practices and competitive market information.

Our Policies on Compensation Consultants

STRATEGIC USE OF COMPENSATION CONSULTANTS. From time to time, the Compensation Committee and the company’s human resources function have sought the views of Semler Brossy Consulting Group, LLC (Semler Brossy) about market intelligence on compensation trends and on particular compensation programs designed by our human resources function. For 2024, the Compensation Committee and the company’s human resources function consulted with Semler Brossy on market practices relating to senior executive compensation. In addition, the Governance Committee and the company’s legal function consulted with Semler Brossy on market practices relating to compensation and benefits for non-employee directors.

COMPENSATION CONSULTANT INDEPENDENCE POLICY. Any compensation consultant that advises the Board on executive or director compensation will not at the same time advise the company on any other human resources matter, and the Compensation Committee has determined that Semler Brossy’s work with the Compensation Committee, the Governance Committee and the company’s human resources and legal functions does not raise any conflict of interest.

Clawbacks and Other Remedies for Potential Misconduct

CLAWBACKS. We maintain a Clawback Policy, which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Exchange Act Rule 10D-1. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, we will seek to recover the excess incentive-based compensation received by any covered executive, including the named executives, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements. For more information, see our Governance Principles (see Helpful Resources on page 66).

Additionally, the Board may seek reimbursement of any portion of incentive compensation in connection with an executive officer’s fraudulent or illegal misconduct, or if an executive officer’s conduct resulted in a material inaccuracy in the company’s financial statements or in performance metrics affecting the executive officer’s compensation. If the Board determines that an executive officer engaged in fraudulent or illegal misconduct that resulted in a material inaccuracy in the company’s financial statements or in performance metrics affecting the executive officer’s compensation, the Board will seek reimbursement of any portion of incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the accurate financial statements or performance metric.

OTHER REMEDIES. In cases of detrimental misconduct by an executive officer, the Board may also take a range of other actions to remedy the misconduct, prevent its recurrence, and discipline the individual as appropriate, including terminating the individual’s employment. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Compensation Risk Assessment

The Compensation Committee oversees an annual risk assessment of the company’s executive compensation policies and practices. For 2024, the assessment was led by management, with review and input from the company’s independent compensation consultant. Based on results of the assessment, the Compensation Committee concluded that the company’s executive compensation design does not encourage excessive risk taking.

Stock Ownership and Equity Grant Policies

STOCK OWNERSHIP REQUIREMENTS. We require our named executives to own significant amounts of GE Aerospace stock as shown below. The required amounts are set at multiples of base salary. Executives have five years from the time they are first hired or promoted into a position at the senior vice president level or above to meet the requirement. Individual and joint holdings of GE Aerospace stock with immediate family members, including RSUs, shares held in the company’s 401(k) plan or any deferred compensation accounts, count toward satisfaction of the guidelines. All named executives are in compliance with our stock ownership requirements. For details on these requirements, see our Governance Principles (see Helpful Resources on page 66). The named executive’s ownership is shown in the Beneficial Ownership Table on page 25.

STOCK OWNERSHIP REQUIREMENTS
(MULTIPLE OF BASE SALARY)

10X	for CEO	3X	for senior vice presidents

HOLDING PERIOD REQUIREMENTS. Our executive officers must hold the net shares of GE Aerospace stock they received from PSUs and RSUs vesting or stock option exercises until satisfaction of the stock ownership requirements. In addition, the net shares of GE Aerospace stock received upon settlement of certain PSUs and RSUs must also be held for one year.

52   GE Aerospace 2025 Proxy Statement

NO HEDGING. We believe our executive officers and directors should not speculate or hedge their interests in our stock. We therefore prohibit them from entering into any derivative transactions in GE Aerospace stock, including any short sale, forward, equity swap, option or collar that is based on GE Aerospace’s stock price. These restrictions are contained in our Governance Principles (see Helpful Resources on page 66). These restrictions are not applicable to other GE Aerospace employees.

NO PLEDGING. We prohibit executive officers and directors from pledging GE Aerospace stock. These restrictions are contained in our Governance Principles (see Helpful Resources on page 66).

NO OPTION BACKDATING OR SPRING-LOADING. The exercise price of each stock option is based on the closing price of GE Aerospace stock on the grant date.

NO OPTION REPRICING. We prohibit the repricing of stock options. This includes amending outstanding options to lower their exercise price, substituting new awards with a lower exercise price or executing a cash buyout.

EQUITY GRANT TIMING CONSIDERATIONS. The Compensation Committee generally meets in February each year to consider prior year performance under our incentive programs and approve annual equity awards with a grant date of March 1st of each year (unless such date falls on a non-business day). In consideration of the timing of the spin-off of GE Vernova on April 2, 2024, however, the 2024 annual equity awards were granted on May 1, 2024, after the effective date of the spin-off. The Compensation Committee may grant equity awards at other points during the year in connection with sign-on or other grants, as circumstances require.

The company’s equity grant practices reflect the Compensation Committee’s intent that grants of equity awards generally be made when the company is not in possession of material nonpublic information. The usual March 1st grant date follows the Compensation Committee meeting at which grants are approved. For 2024, the May 1st grant date for annual awards followed the completion of the spin-off of GE Vernova, and the company did not time the disclosure of any material nonpublic information during 2024 for the purpose of affecting the value of executive compensation. No stock options were granted to any named executive during 2024 during the period beginning four business days before our filing of Form 10-Q, Form 10-K, or Form 8-K that discloses material nonpublic information, and ending one business day after the filing of such report.

NO UNEARNED DIVIDEND EQUIVALENTS. PSUs and RSUs granted to our named executives do not pay dividends or dividend equivalents on shares that are not yet owned. Instead, dividends and dividend equivalents are accrued during the vesting or performance period and paid out only on shares actually received. For more information, see our Governance Principles (see Helpful Resources on page 66).

INSIDER TRADING POLICY AND PROCEDURES. We have adopted an insider trading policy and have additional trading procedures that cover the purchase, sale and other transactions in company securities by the company’s directors, officers, and employees, and other covered persons, as well as the company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. A copy of our insider trading and stock tipping policy and additional trading procedures was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Tax Deductibility of Compensation

The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s applicable named executives, subject to an exception for qualifying performance-based compensation provided pursuant to a binding written contract in effect as of November 2, 2017. We generally expect that compensation paid to our applicable named executives in excess of $1 million will not be deductible.

Compensation Committee Interlocks and Insider Participation

During 2024, no member of the Compensation Committee had a relationship that requires disclosure as a compensation committee interlock.

Management Development & Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion & Analysis (pages 26 through 53, which, pursuant to SEC rules, does not include the CEO Pay Ratio and Pay Versus Performance discussions) and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in the company’s Annual Report on Form 10-K for 2024 and this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Stephen Angel (Chair)

Sébastien Bazin

Thomas Enders

Edward Garden

GE Aerospace 2025 Proxy Statement   53

CEO Pay Ratio

As a result of the employee population changes in connection with the spin-off of GE Vernova in April 2024, we determined that a new median employee should be selected.

HOW WE IDENTIFIED THE MEDIAN EMPLOYEE. To identify the median employee, we identified our total employee population as of December 31, 2024, and, in accordance with SEC rules, excluded the CEO and employees from certain countries representing in aggregate less than 5% of our employee base*, to arrive at the initial median employee. We then used annualized salary data converted to U.S. dollars, including target bonus award payments to identify the 20 employees with salaries directly above and below the initial median employee. Once we identified this narrowed pool, we re-ranked the consideration pool of employees to find the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to use as the basis for the pay ratio. Foreign exchange rates were translated to the U.S. dollar equivalent based on rates as of December 31, 2024.

RATIO OF CEO PAY TO MEDIAN EMPLOYEE PAY. Our median employee earned $69,553 in total compensation for 2024. The total 2024 compensation reported for Mr. Culp as reported under SEC Total in the Summary Compensation Table on page 38 was $88,954,586. Based upon total compensation for 2024, we calculated that our ratio of CEO to median employee pay was 1,279 to 1. Our median employee is employed in United States.

*	These 34 countries and their headcounts as of the calculation date were: Argentina (2), Australia (112), Belgium (6), Chile (5), Colombia (4), Czech Republic (519), Denmark (2), France (43), Germany (476), Hong Kong (6), Indonesia (5), Ireland (25), Israel (5), Japan (52), Luxembourg (3), Morocco (2), Netherlands (19), Norway (1), Panama (1), Philippines (1), Portugal (2), Qatar (52), Republic of Korea (103), Romania (152), Saudi Arabia (11), South Africa (2), Spain (16), Sweden (83), Switzerland (4), Taiwan (122), Thailand (2), Türkiye (524), United Arab Emirates (201), and Vietnam (4), for a total of 2,567 employees. As of December 31, 2024, using the methodology required by the rule governing this disclosure, GE Aerospace had approximately 28,000 U.S. employees and approximately 25,000 employees in other countries, for a total of approximately 53,000 employees globally factored into the sample before the country exclusions listed above.

Pay Versus Performance

In accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between compensation actually paid to named executives and company performance. In this section, we refer to “compensation actually paid” and other terms used in the applicable SEC rules. For information concerning the company’s compensation philosophy and how the company aligns executive compensation with its financial and operational performance, refer to the Incentive Compensation starting on page 41. We refer collectively to awards of RSUs, PSUs, performance shares and stock options as equity awards in this Pay versus Performance section.

							VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR(1)	SUMMARY COMPENSATION TABLE FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(1)(2)		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVES(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVES(1)(2)		TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(4)	NET INCOME ($M)(5)	COMPANY-SELECTED PERFORMANCE MEASURE: FREE CASH FLOW ($M)(5)(6)
2024	$88,954,586	$284,666,600	(3)	$8,750,322	$16,162,691	(3)	$307	$176	$6,556	$6,089
2023	$14,698,285	$182,548,275		$7,708,170	$24,033,475		$186	$150	$9,443	$5,150
2022	$8,198,024	$(23,798,500)		$8,969,318	$3,579,820		$95	$127	$292	$4,758
2021	$22,663,449	$21,302,944		$8,584,656	$7,655,599		$107	$134	$(6,591)	$1,889
2020	$73,192,032	$115,891,919		$14,595,432	$15,948,471		$97	$111	$5,546	$635

(1)	The named executives included in the above table were:

YEAR	PRINCIPAL EXECUTIVE OFFICER (PEO)	NON-PEO NAMED EXECUTIVES
2024	H. Lawrence Culp, Jr.	Rahul Ghai, Russell Stokes, Christian Meisner, John Phillips, III, L. Kevin Cox, Michael Holston
2023	H. Lawrence Culp, Jr.	Rahul Ghai, Carolina Dybeck Happe, Russell Stokes, Michael Holston, L. Kevin Cox
2022	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, John Slattery, Peter Arduini, Russell Stokes
2021	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, John Slattery, Russell Stokes, Kieran Murphy
2020	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, Jamie Miller, Kieran Murphy, John Slattery, Scott Strazik

(2)	The assumptions we used to calculate the values for RSUs, PSUs and performance shares included in the calculation of compensation actually paid did not differ materially from those used to calculate grant date fair value for such awards. The assumptions we used to calculate the value for stock options did not differ materially from those used to calculate grant date fair value for such awards; we used a Black-Scholes value as of the applicable year-end or vesting date(s), determined using the same methodology we use to determine grant date fair value, except that we used (a) the closing stock price on the applicable revaluation date as the current market price and (b) a reduced expected life, given applicable time lapsed since grant date.

(3)	The 2024 compensation actually paid to our PEO and the average compensation actually paid to our non-PEO named executives reflects the following adjustments required by the applicable SEC rules from Total compensation reported in the Summary Compensation Table:

54   GE Aerospace 2025 Proxy Statement

	PEO	AVERAGE OF NON- PEOs
TOTAL REPORTED IN 2024 SUMMARY COMPENSATION TABLE	$88,954,586	$8,750,322
Less, value of equity awards reported in the Summary Compensation Table	78,281,883	3,887,581
Add, year-end value of equity awards granted in 2024 that are unvested and outstanding	116,952,636	4,709,631
Add, change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	8,881,470	3,007,613
Add, fair market value of equity awards granted in 2024 and that vested in 2024	-	-
Add, change in fair value (from prior year-end) of prior year equity awards that vested in 2024	148,795,556	3,547,838
Less, prior year-end fair value of prior year equity awards that failed to vest in 2024	-	-
Add, dividends and dividend equivalent payments paid during 2024 on unvested equity awards	-	-
Less, change in present value of accumulated pension plan benefits reported in the Summary Compensation Table	1,325,765	631
Add, service cost for defined benefit and pension plans	690,000	35,500
Add, prior service cost for defined benefit and pension plans	-	-
Compensation Actually Paid for Fiscal Year 2024	$284,666,600	$16,162,691

  Certain columns may not add due to the use of rounded numbers.

(4)	As permitted by SEC rules, the peer group referenced for purposes of “Peer group total shareholder return” is that of the S&P 500 Industrials Index, which is the industry index reported in our Annual Report on Form 10-K for 2024 in accordance with Regulation S-K Item 201(e). For GE Aerospace and our peer group, the TSR for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2019.

(5)	For 2020, 2021 and 2022, the financial performance results included in the table reflect our financial performance prior to the spin-off of GE HealthCare and do not reflect the reclassification of our HealthCare business into discontinued operations or the adoption of certain accounting standards updates. For 2020, 2021, 2022 and 2023, the financial performance results included in the table reflect our financial performance prior to the spin-off of GE Vernova and do not reflect the reclassification of our GE Vernova business into discontinued operations.
(6)	Free cash flow is the financial measure from the tabular list of Most Important Financial Measures below, which represents the most important performance measure used to link compensation actually paid to our named executives in 2024 to the company’s performance. Free cash flow is a non-GAAP financial measure. For information on why the company reports free cash flow and how it is calculated, refer to the Explanation of Non-GAAP Financial Measures and Performance Metrics on page 65.

RELATIONSHIPS BETWEEN COMPENSATION ACTUALLY PAID AND FINANCIAL PERFORMANCE MEASURES

In accordance with Item 402(v) of Regulation S-K, the company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table. The calculation of compensation actually paid in each of the years shown reflects required adjustments to equity award valuations under SEC rules, which were in turn impacted by our stock price performance and cancellation of performance-based awards that did not meet their established thresholds. When the committee selected performance measures in support of the design of our 2024 executive compensation program, it focused on factors that it believes will further the company’s and business units’ goals for the year, align with GE Aerospace’s long-term strategic objectives and contribute to the creation of long-term shareholder value, including our ability to generate free cash flow, adjusted revenue growth and operating profit (as applicable), as well as our adjusted earnings per share and operational measures such as safety performance. For more information about these factors and decisions that impacted the 2024 compensation of our named executive officers, see the Compensation Discussion & Analysis section of this proxy statement.

The chart below depicts compensation actually paid and the cumulative TSR of GE Aerospace and the S&P 500 Industrials Index for the five years shown. A significant portion of our executive compensation program comprises equity awards, and compensation actually paid for such years was most strongly affected by our stock price performance, as reflected in the equity award valuations required by SEC rules. For 2024, our stock price increased 69% year over year, compared to 16% for our peer group, the S&P 500 Industrials Index, resulting in our TSR increasing by more than 1.5x for 2024 and our five-year total TSR ending significantly higher than that of our peer group. This performance resulted in a substantial increase in our PSU award valuations included in the calculation of compensation actually paid for 2024, including the value of unvested and outstanding equity awards granted in 2024 and the change in value of prior year equity awards that vested in 2024. Conversely, our TSR performance being below that of the peer group for 2020, 2021 and 2022 adversely affected our named executives’ equity award compensation in two of the years shown. Under those awards’ respective terms, our TSR performance resulted in the cancellation of the 2020 PSU awards, which had no payout due to three-year TSR performance, and a downward adjustment to the value of the 2021 PSU awards, for which three-year TSR performance is a modifier.

GE Aerospace 2025 Proxy Statement   55

Net income is not a financial performance measure that we use in the compensation program design for our named executives. Accordingly, there is not a direct relationship between the compensation actually paid to our named executives and net income. In addition, a meaningful portion of incentive compensation for our named executives who are leaders of a business is tied to the financial performance of that business, rather than enterprise-wide performance measures such as net income.

A significant portion of our compensation program is linked to our free cash flow performance for the total company and the applicable business, as described in the Compensation Discussion & Analysis section of this proxy statement. While our free cash flow performance improved sequentially in each of the five years shown, there is not a direct relationship with compensation actually paid because compensation actually paid more strongly reflects the required adjustments for equity award valuations under SEC rules.

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

The financial performance measures to the right represent the most important financial performance measures that were used to determine the compensation actually paid to our named executives in 2024.

Most Important Financial Performance Measures
Free Cash Flow*
Adjusted Revenue Growth*
Operating Profit*
Adjusted Earnings per Share*

*	Non-GAAP Financial Measure

56   GE Aerospace 2025 Proxy Statement

PROPOSAL NO. 3

Ratification of Deloitte as Independent Auditor for 2025

We are asking shareholders to ratify the selection of Deloitte as our independent auditor for 2025.

What are you voting on? Although ratification is not required by our by-laws or otherwise, the Board is submitting this proposal as a matter of good corporate practice.	YOUR BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF DELOITTE AS OUR INDEPENDENT AUDITOR FOR 2025

Independent Auditor

Review and Engagement

The Audit Committee is directly responsible for the appointment, compensation (including advance approval of fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP (Deloitte), an independent registered public accounting firm, to be our auditor for the year 2025. The Audit Committee believes that this selection is in the best interests of GE Aerospace and its shareholders and, therefore, recommends to shareholders that they ratify that selection. Deloitte was selected as our auditor in 2020 to serve as our auditor beginning with fiscal year 2021. If our shareholders do not ratify the selection of Deloitte, the Audit Committee may reconsider the selection of our auditor, but is not required to do so.

A representative of Deloitte will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to shareholder questions.

Audit Committee Report

ROLES AND RESPONSIBILITIES. The Audit Committee reviews GE Aerospace’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Our company’s independent auditor, Deloitte, is responsible for expressing opinions on the conformity of the company’s audited financial statements, in all material respects, with generally accepted accounting principles and on the company’s internal control over financial reporting.

REQUIRED DISCLOSURES AND DISCUSSIONS. The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 31, 2024, and Deloitte’s evaluation of the company’s internal control over financial reporting. The Audit Committee has also discussed with Deloitte the matters that are required to be discussed under applicable PCAOB and SEC requirements. Deloitte has provided to the Audit Committee the written disclosures and the PCAOB-required letter regarding its communications with the Audit Committee concerning independence, and the committee has discussed with Deloitte the firm’s independence. The Audit Committee has concluded that Deloitte’s provision of audit and non-audit services to the company and its affiliates during 2024 was compatible with Deloitte’s independence.

AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2024, be included in our Annual Report on Form 10-K for 2024 for filing with the SEC. This report is provided by the following independent directors, who comprised the committee at that time:

GE Aerospace 2025 Proxy Statement   57

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee oversees the audit and non-audit services provided by the independent auditor, participates in the pre-approval of fees with the independent auditor, reviews and approves the audit plan and associated fees, and receives periodic reports on the fees paid.

The Audit Committee in some cases authorizes Deloitte to provide non-audit services. We understand the need for Deloitte to maintain objectivity and independence as the auditor of our financial statements and our internal control over financial reporting. Accordingly, the Audit Committee has established the following policies and processes related to non-audit services.

WE LIMIT THE NON-AUDIT SERVICES THAT DELOITTE CAN PROVIDE. To minimize relationships that could appear to impair Deloitte’s objectivity, the Audit Committee will only pre-approve permissible, selected types of non-audit services that Deloitte may provide to us (and that otherwise would be permissible under SEC rules) and requires that the company engage Deloitte only when it is best suited for the job. For more detail, see the Audit Committee Charter (see Helpful Resources on page 66).

WE HAVE A PRE-APPROVAL PROCESS FOR NON-AUDIT SERVICES. The Audit Committee has adopted policies and procedures for pre-approving all non-audit work that Deloitte performs for us. Specifically, the Audit Committee has pre-approved the use of Deloitte for specific types of services related to merger and acquisition services related to proposed or actual transactions; employee benefit plan audits; agreed upon procedures, accounting consultations and internal control-related services; tax compliance and consultation services; and certain business advisory services. The Audit Committee has set a specific annual limit on the amount of non-audit services (audit-related and tax services) that the company can obtain from Deloitte. It has also required management to obtain specific pre-approval from the Audit Committee for any single engagement over $1 million or any types of services that have not been pre-approved. The Audit Committee chair is authorized to pre-approve any audit or non-audit service on behalf of the Audit Committee, provided these decisions are presented to the full committee at its next regularly scheduled meeting. In 2024, the Audit Committee pre-approved all services provided to the company pursuant to the policies and procedures described above.

WE HAVE HIRING RESTRICTIONS FOR DELOITTE EMPLOYEES. To avoid potential conflicts of interest, the Audit Committee has adopted restrictions on our hiring of any Deloitte partner, director, manager, staff member, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other individuals responsible for providing audit assurance on any aspect of Deloitte’s audit and review of our financial statements.

The following table summarizes the fees for professional audit services provided by Deloitte for audit services provided for, and other services provided in, the years shown:

TYPES OF FEES (IN MILLIONS)	AUDIT	AUDIT- RELATED	TAX	ALL OTHER	TOTAL
2024	$17.9	$3.0	$0.0	$0.0	$20.9
2023	$46.2	$24.3	$0.4	$0.2	$71.1

AUDIT FEES. Fees for the audit of the company’s annual financial statements included in our Annual Reports on Form 10-K; the review of financial statements included in our Quarterly Reports on Form 10-Q; the audit of our internal control over financial reporting, with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and services routinely provided by the auditor in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting. This includes employee benefit plan audits, and other attestations by Deloitte, including those that are required by statute, regulation, or contract. For 2023, our audit-related fees included audits of carve-out financial statements associated with the company’s separation strategy, including the spin-off of GE Vernova.

TAX FEES. Fees related to tax compliance and tax advice and tax planning. Tax compliance involves preparation of original and amended tax returns and claims for refund.

ALL OTHER FEES. Includes fees for services that are not contained in the above categories and includes permissible advisory services.

58   GE Aerospace 2025 Proxy Statement

Shareholder Proposal

What are you voting on?

The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. In accordance with the applicable proxy regulations, the text of the shareholder proposal and supporting statement, for which we accept no responsibility, are set forth below.

YOUR BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 4 FOR THE REASONS THAT WE PROVIDE FOLLOWING THE PROPOSAL

How to find more information about the proponent

To obtain the address of the shareholder proponent, or his GE Aerospace’s stock holdings, email shareholder.proposals@geaerospace.com or write to Corporate Secretary, at 1 Neumann Way, Evendale, OH 45215, and you will receive this information promptly.

PROPOSAL NO. 4

Shareholder Proposal Requesting Vote on Severance Payments

Martin Harangozo has notified us that he intends to submit the following proposal at this year’s meeting:

Shareholders request that the Board adopt a policy to seek shareholder approval of senior managers’ new or renewed pay package that provides for golden parachute payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to Named Executive Officers.

Golden parachute payments include cash, equity or other compensation that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination. “Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities; perquisites or benefits not vested under a plan generally available to management employees; post-employment consulting fees or office expense; and equity awards if vesting is accelerated, or a performance condition waived, due to termination. The Board shall retain the option to seek shareholder approval at an annual meeting after material terms are agreed upon. Generous performance-based pay can sometimes be justified but shareholder ratification of golden parachutes better aligns management pay with shareholder interests. This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably high golden parachutes. This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent or discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that extra-large golden parachutes be subject to a non-binding shareholder vote at a shareholder meeting already scheduled for other matters.

This proposal is relevant because there is not separate section for approving or rejecting golden parachutes. The topic of this proposal received and between 51% and 65% support at: FedEx Spirit AeroSystems Alaska Air Fiserv Please vote yes: Shareholder Opportunity to Vote on Excessive Golden Parachutes – Proposal 4.

GE Aerospace 2025 Proxy Statement   59

Your Board recommends a vote AGAINST this proposal.

The Board believes that this proposal is not in the best interests of GE Aerospace shareholders. GE Aerospace has an existing cash severance shareholder approval policy that we believe strikes an appropriate balance among shareholder rights, the Board’s exercise of its fiduciary duties and retaining the necessary flexibility to attract and retain executive talent. Moreover, the overly broad policy requested by the proposal does not permit adequate flexibility to be competitive in the marketplace for new executive hires and to retain key talent.

GE AEROSPACE ALREADY HAS AN APPROPRIATELY TAILORED POLICY TO SEEK SHAREHOLDER RATIFICATION OF LARGE CASH SEVERANCE ARRANGEMENTS. The Board has recently updated its cash severance approval policy, reflected in our Governance Principles, which requires shareholder ratification of any future executive officer arrangements, plans, or policies providing for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus opportunity. The policy is tailored to further our overall compensation objectives of aligning executives’ interests with those of shareholders and providing for appropriate shareholder oversight, while balancing the need to retain the necessary flexibility to attract and retain talent. Moreover, the policy is aligned with market practice and recent shareholder votes. In this regard, proposals such as Mr. Harangozo’s generally have received low levels of shareholder support in recent years at companies that have a cash severance approval policy similar to ours. The Board believes that our existing policy is the appropriate approach in aligning our executive compensation programs with shareholder value creation, rather than the overly broad policy requested by the proposal. See our Governance Principles (see Helpful Resources on page 66) for the full policy.

THE PROPOSAL’S OVERLY BROAD APPROACH WOULD PLACE GE AEROSPACE AT A COMPETITIVE DISADVANTAGE BY LIMITING OUR ABILITY TO ATTRACT AND RETAIN KEY EXECUTIVE LEADERS. The Board believes the proposal would adversely affect GE Aerospace’s ability to attract senior-level executive talent, for which we compete globally with other companies. The equity-related severance benefits that would be covered by the requested policy often arise in the context of negotiating an employment agreement with an external hire for a senior leadership position, where the overall compensation package typically must be crafted to induce the individual to leave a successful and well-compensated role at another company. As a result, adopting the requested policy would interfere with GE Aerospace’s ability to make binding offers of employment for roles that can have significant impact on GE Aerospace’s performance and results. Additionally, requiring sign-on packages for senior managers to be approved by shareholders would prevent us from being nimble and competitive in the recruiting process, as it is unlikely that candidates would be willing to let their hiring be subject to subsequent shareholder approval. The delay, uncertainty and expense of seeking shareholder approval in such circumstances demonstrate the impracticality of the requested policy.

Unsurprisingly given the undue limitations and negative consequences that could accompany the policy requested by this proposal, the restrictions on severance arrangements imposed by this proposal materially deviate from reasonable market norms and most of the companies in GE Aerospace’s compensation peer group do not disclose having a policy similar to the policy requested by the proposal. As a result, adopting the proposal’s overly broad approach would disadvantage GE Aerospace relative to peers and other market participants in its ability to recruit and retain the best available executive talent. The need to retain competitive and flexible tools in the market for executive talent is particularly significant as the company now competes for talent in narrower talent pools for experienced leaders among aerospace and defense companies.

For the foregoing reasons, the Board recommends a vote AGAINST this proposal.

60   GE Aerospace 2025 Proxy Statement

Submitting 2026 Proposals

The table below summarizes the requirements for shareholders who wish to submit proposals, including director nominations, for next year’s Annual Meeting. Shareholders are encouraged to consult SEC Rule 14a-8 or our by-laws, as applicable, to see all applicable requirements.

	PROPOSALS FOR INCLUSION IN 2026 PROXY	DIRECTOR NOMINEES FOR INCLUSION IN 2026 PROXY (PROXY ACCESS)	OTHER PROPOSALS/NOMINEES TO BE PRESENTED AT 2026 MEETING*
Type of proposal	SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements specified in SEC Rule 14a-8	A shareholder (or a group of up to 20 shareholders) owning at least 3% of GE Aerospace stock for at least 3 years may submit director nominees (up to 20% of the Board) for inclusion in our proxy statement by satisfying the requirements specified in Article VII, Section F of our by-laws	Shareholders may present proposals or director nominations directly at the Annual Meeting (and not for inclusion in our proxy statement) by satisfying the requirements specified in Article VII, Section D of our by-laws
When proposal must be received by GE Aerospace	No later than close of business (5 p.m. ET) on November 18, 2025	No earlier than October 19, 2025, and no later than close of business (5 p.m. ET) on November 18, 2025
Where to send	By mail: Corporate Secretary, at 1 Neumann Way, Evendale, OH 45215 By email: shareholder.proposals@geaerospace.com
What to include	The information required by SEC Rule 14a-8	The information required by our by-laws**
*	With respect to proposals not submitted pursuant to SEC Rule 14a-8 and nominees presented directly at the 2026 Annual Meeting, SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline or, if this deadline does not apply, a deadline of the close of business (5 p.m. ET) on February 1, 2026, and in certain other cases notwithstanding the shareholder’s compliance with these deadlines.

In addition to satisfying the deadlines and other requirements under Article VII, Section D of our by-laws, SEC rules require shareholders to provide notice under SEC Rule 14a-19 of the intent to solicit proxies in support of director nominees (other than the company’s nominees) by notifying the company no later than the close of business (5 p.m. ET) on March 9, 2026.

**	Our by-laws are available on GE Aerospace’s website (see Helpful Resources on page 66).

GE Aerospace 2025 Proxy Statement   61

Voting and Meeting Information

Voting Standards and Board Recommendations

The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass and the effect of abstentions and broker non-votes on each proposal.

VOTING ITEM	BOARD RECOMMENDATION	VOTING STANDARDS	TREATMENT OF ABSTENTIONS & BROKER NON-VOTES
Election of Directors	FOR	Majority of Votes Cast	Not counted as votes cast and therefore no effect, if any
Say-on-Pay	FOR
Auditor Ratification	FOR
Shareholder Proposal	AGAINST

WE HAVE A MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS. Each director nominee who receives a majority of the votes cast will be elected. Any current director who does not meet this standard is subject to the Board’s policy regarding resignations by directors who do not receive a majority of “For” votes, which is described in the Board’s Governance Principles (see Helpful Resources on page 66). All other matters are approved if supported by a majority of votes cast.

Meeting Information

HOW DO I ATTEND THE VIRTUAL ANNUAL MEETING? To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials (Notice) or, if you received a printed copy of the proxy materials, on your proxy card or the voting instruction form that accompanied your proxy materials. If the Notice or voting instruction form that you received does not indicate that you may vote your shares through the www.proxyvote.com website, you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the meeting). You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/GEAerospace2025. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting. The virtual meeting format for the Annual Meeting is designed to enable full and equal participation by all of our shareholders from any place in the world at little to no cost.

CAN I ASK A QUESTION AT THE VIRTUAL ANNUAL MEETING? Shareholders of record will be able to submit questions either before (by going to www.proxyvote.com) or during the virtual meeting (by going to the Annual Meeting Website) by typing the question into the “Ask a Question” field and clicking “Submit.” We will answer questions that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. If we receive substantially similar questions, we may group such questions together. Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at
www.geaerospace.com/investor-relations.

WHAT DO I DO IF I NEED TECHNICAL ASSISTANCE DURING THE MEETING? If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

Voting Information

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on March 10, 2025, are eligible to vote at the meeting. Our voting securities consist of our $0.01 par value common stock, and there were 1,066,578,764 shares outstanding on the record date.

WHAT SHARES ARE INCLUDED ON THE PROXY FORM?

If you are a shareholder of record, you will receive only one Notice or proxy form for all the shares of common stock you hold in certificate form, in book-entry form and in any company benefit plan.

Please vote proxies for all accounts to ensure that all of your shares are voted. If you wish to consolidate multiple registered accounts, contact EQ Shareowner Services at 1-800-786-2543 or at www.shareowneronline.com.

62   GE Aerospace 2025 Proxy Statement

HOW DO I VOTE MY SHARES IF I AM A RECORD HOLDER?

If your name is registered on GE Aerospace’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.

•	Over the Internet. Vote at www.proxyvote.com. The internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Monday, May 5, 2025. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.

You will need the 16-digit number included on your proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.

•	By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Monday, May 5, 2025. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to vote by telephone.

•	By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Time on Monday, May 5, 2025.

•	Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the shareholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/GEAerospace2025 during the meeting.

You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to be able to vote and enter the meeting.

Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

HOW DO I VOTE MY SHARES IF MY SHARES ARE HELD BY A BROKER, BANK OR OTHER NOMINEE?

For those shareholders whose shares are held by a broker, bank or other nominee, you must complete and return the voting instruction form provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote. If you do not provide the broker or nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf.

The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate shareholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

Therefore, if you do not provide voting instructions to your broker or nominee, your broker or nominee may only vote your shares on routine matters properly presented for a vote at the Annual Meeting. To ensure that your shares are counted in the proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

In addition, if you attend the virtual Annual Meeting and have a 16-digit control number, you will be able to cast your vote via the online meeting platform during a designated portion of the meeting. Have your Notice, proxy card or proxy form with the 16-digit control number available when you access the virtual Annual Meeting.

HOW DO I VOTE FOR SHARES HELD IN THE GE AEROSPACE RETIREMENT SAVINGS PLAN?

If you are a GE Aerospace RSP participant, the trustee of the RSP trust will vote the shares allocable to your RSP account as of March 10, 2025 as you instruct (you should consider this date the “record date” for purposes of the shares allocable to your RSP account). You may give instructions via telephone or the internet or by mailing the proxy form. If your valid proxy form is received by May 1, 2025 and it does not specify a choice, the trustee will vote the shares as the Board recommends.

If your proxy form is not received by May 1, 2025 and you did not submit a vote via telephone or the internet by that date, shares allocable to your RSP account will not be voted. You may revoke a previously delivered proxy by either notifying the inspector of election in writing that you wish to revoke or by delivering a subsequent proxy by May 1, 2025. The address for the inspector of election is First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. For more information about the voting process, you can call the GE Aerospace Retirement Service Center at 1-877-554-3777.

HOW WILL PROXIES BE VOTED?

•	Proxies will be voted as you specify for or, if you don’t specify, as recommended by the Board. Shareholders should specify their choice for each matter on the proxy form. If no specific instructions are given, proxies which are signed and returned will be voted in accordance with the Board’s recommendations.

•	What happens if other matters are properly presented at the Annual Meeting. If any matter not described in this proxy statement is properly presented for a vote at the Annual Meeting, the persons named on the proxy will vote in accordance with their judgment.

•	What happens if a director nominee is unable to serve. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the Board can either nominate a different individual or reduce the Board’s size. If it nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.

CAN I CHANGE MY VOTE?

You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting electronically during the meeting, by delivering a new proxy or by notifying the inspector of election in writing. If your GE Aerospace shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy. The address for the inspector of election is First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

HOW ARE VOTES COUNTED?

Each share counts as one vote.

GE Aerospace 2025 Proxy Statement   63

WHAT IS NOTICE AND ACCESS?

The SEC’s notice and access rule allows companies to deliver a Notice to shareholders in lieu of a paper copy of the proxy statement and annual report. The Notice provides instructions as to how shareholders can access the proxy statement and the annual report online, contains a listing of matters to be considered at the Annual Meeting and sets forth instructions as to how shares can be voted. Instructions for requesting a paper copy of the proxy statement and the annual report are set forth on the Notice.

Shares must be voted by internet, by phone or by completing and returning a proxy form. Shares cannot be voted by marking, writing on and/or returning the Notice. Any Notices that are returned will not be counted as votes.

WHAT ARE BROKER NON-VOTES?

Broker non-votes occur on a matter up for vote when a broker, bank or other holder of shares you own in “street name” is not permitted to vote on that particular matter without instructions from you, you do not give such instructions and the broker, bank or other nominee indicates on its proxy form, or otherwise notifies us, that it does not have authority to vote its shares on that matter. Whether a broker has authority to vote its shares on uninstructed matters is determined by NYSE rules.

IS MY VOTE CONFIDENTIAL?

Individual votes of shareholders are kept private, except as necessary to meet legal requirements. Only the independent inspector and certain employees of GE Aerospace and its agents have access to proxies and other individual shareholder voting records, and they must acknowledge in writing their responsibility to comply with this confidentiality policy.

Other Information

WHO IS SOLICITING MY PROXY AND WHO PAYS THE EXPENSE OF SUCH SOLICITATIONS?

Your proxy is being solicited on behalf of the Board.

Proxies will be solicited by mail, telephone, other electronic means or in person, and we will pay the solicitation costs. Copies of proxy materials will be supplied to brokers, dealers, banks and voting trustees, or their nominees, to solicit proxies from beneficial owners, and we will reimburse these institutions for their reasonable expenses. Sodali & Co has been retained to assist in soliciting proxies for a fee that we currently anticipate to be $45,000 plus distribution costs, costs related to any additional solicitation efforts we may determine to undertake and other expenses.

WHAT IS “HOUSEHOLDING”?

Shareholders sharing a single address may receive only one copy of the proxy statement and annual report or the Notice, unless the transfer agent, broker, bank or other nominee has received contrary instructions from any owner at that address. This practice, known as householding, is designed to reduce printing and mailing costs.

•	To receive separate copies. To request an individual copy of this proxy statement and our annual report, or the materials for future meetings, write to sendmaterial@proxyvote.com with the control number from your Notice in the subject line, or call 1.800.579.1639. We will promptly deliver them to you.

•	To stop receiving separate copies. If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank or other institution where you hold your shares.

HOW CAN YOU OBTAIN MORE INFORMATION?

If you have any questions about the proxy voting process, please contact the broker, bank or other institution where you hold your shares. The SEC also has a website (see Helpful Resources on page 66) with more information about your rights as a shareholder. Additionally, you may contact our Investor Relations team by following the instructions on our Investor Relations website (see Helpful Resources on page 66).

HOW YOU CAN ACCESS THE PROXY MATERIALS ELECTRONICALLY OR SIGN UP FOR ELECTRONIC DELIVERY ... AND DONATE TO AMERICAN FORESTS

Important Notice Regarding the Availability of GE Aerospace’s Proxy Materials for the 2025 Annual Meeting to be held on May 6, 2025:

This proxy statement and our annual report may be viewed online at GE Aerospace’s Annual Meeting website (see Helpful Resources on page 66). Shareholders can also sign up to receive proxy materials electronically by following the instructions below. GE Aerospace will make a $1.00 donation to American Forests to help restore national forests throughout the United States for every shareholder who signs up for electronic delivery.

If you hold your GE Aerospace shares directly with the company and you would like to receive future proxy materials electronically, please visit our Shareholder Services page of our Investor Relations website (see Helpful Resources on page 66) and follow the instructions there. If you choose this option, you will receive an email with links to access the materials and vote your shares, and your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you hold your GE Aerospace shares through a bank, broker or other holder of record and you would like to receive future proxy materials electronically, please refer to the information provided by that entity for instructions on how to elect this option.

HOW RECORD SHAREHOLDERS AND RSP PARTICIPANTS CAN REQUEST COPIES OF OUR ANNUAL REPORT

If you hold your shares directly with us and previously elected not to receive an annual report for a specific account, you may request a copy, free of charge, by:

•    Calling 1-800-579-1639

•    Going online to www.proxyvote.com

•    Emailing sendmaterial@proxyvote.com with the control number from your Notice in the subject line

In addition, participants in the GE Aerospace RSP may request copies of our annual report by calling the GE Aerospace Retirement Service Center Service Center at 1-877-554-3777.

64   GE Aerospace 2025 Proxy Statement

Explanation of Non-GAAP Financial Measures and Performance Metrics

As noted throughout, in this proxy statement we reference certain non-GAAP financial measures. Information on why GE Aerospace uses these non-GAAP financial measures and how these measures are calculated is presented either in the Management’s Discussion and Analysis within our Annual Report on Form 10-K for the year ended December 31, 2024 on the pages of the 10-K indicated after each measure (see Helpful Resources on page 66), or as noted below.

•	Adjusted revenue (page 22)

•	Operating profit and operating profit margin (page 22)

•	Free cash flow (page 24)

•	Adjusted earnings per share (page 23)

For adjusted earnings per share and free cash flow for 2021, which are included in this proxy statement as financial metrics for the 2021 PSU awards, the calculations of these amounts were based on past financial reporting before GE transitioned from three-column to one-column financial statement presentation after we stopped reporting our financial services business (GE Capital) as a separate reporting segment in 2022. Adjusted earnings per share and free cash flow for 2021, on a three-column basis, are calculated from the company’s unaudited financial statements and reflect further adjustments for other items that are considered not representative of underlying trends of GE Aerospace’s business.

For free cash flow for 2020, which is included in this proxy statement as a company-selected performance measure for the Pay versus Performance disclosure, this amount is presented on a one-column reporting basis and is calculated from the company’s audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2021 and reflects further adjustments for other items that are considered not representative of underlying trends of GE Aerospace’s business.

On January 4, 2023, we completed the spin-off GE HealthCare, and as a result we recast our audited financial statements for 2021 and 2022 to reflect the reclassification of GE HealthCare into discontinued operations and the adoption of certain accounting standards updates. Free cash flow for 2021 and 2022, included as a company-selected performance measure for the Pay versus Performance disclosure, is presented pre-separation and includes GE HealthCare in continuing operations, and is calculated from the company’s financial statements included in the Annual Report on form 10-K for the year-ended December 31, 2022 and reflects further adjustments for other items that are considered not represented of underlying trends of GE Aerospace’s business.

On April 2, 2024, we completed the spin-off GE Vernova, and as a result we recast our audited financial statements for 2022 and 2023 to reflect the reclassification of GE Vernova into discontinued operations and the adoption of certain accounting standards updates. Free cash flow for 2022 and 2023, included as a company-selected performance measure for the Pay versus Performance disclosure, is presented pre-separation and includes GE Vernova in continuing operations, and is calculated from the company’s financial statements included in the Annual Report on form 10-K for the year-ended December 31, 2023 and reflects further adjustments for other items that are considered not represented of underlying trends of GE Aerospace’s business.

GE Aerospace 2025 Proxy Statement   65

Helpful Resources

ANNUAL MEETING

Annual Meeting website	www.geaerospace.com/annualmeeting
Online voting for registered holders and RSP participants	www.proxyvote.com
Online voting for beneficial owners	www.proxyvote.com
Questions regarding admission	www.geaerospace.com/annualmeeting
Webcast	www.virtualshareholdermeeting.com/GEAerospace2025
SEC website on proxy matters	www.sec.gov/spotlight/proxymatters/proxylinks.shtml
Electronic delivery of future proxy materials	www.geaerospace.com/investor-relations/shareholder-services
Information for RSP Participants	www.NetBenefits.com

BOARD OF DIRECTORS

Board and Governance Documents	www.geaerospace.com/investor-relations/governance

FINANCIAL REPORTING

Annual report	www.geaerospace.com/investor-relations/annual-report
Forward-looking statements	www.geaerospace.com/investor-relations/important-forward-looking-statement-information

GE AEROSPACE

Corporate website	www.geaerospace.com
Leadership	www.geaerospace.com/about-us/leadership
Investor Relations	www.geaerospace.com/investor-relations
Ombudsperson process	https://www.geaerospace.com/sustainability/reporting
ESG/Sustainability Information	www.geaerospace.com/sustainability

ACRONYMS USED

GAAP	Generally Accepted Accounting Principles
NYSE	New York Stock Exchange
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance Stock Units
RSP	Retirement Savings Plan
RSUs	Restricted Stock Units
S&P	Standard & Poor’s
SEC	Securities and Exchange Commission
TSR	Total Shareholder Return

WHERE YOU CAN FIND MORE INFORMATION

2024 Annual Report

https://www.geaerospace.com/investor-relations/annual-report

2024 Sustainability Report

https://www.geaerospace.com/sustainability

2025 Proxy Statement

https://www.geaerospace.com/proxy

Web links throughout this document are inactive textual references provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this proxy statement.

GE Aerospace, GE and our logo are trademarks and service marks of General Electric Company. Other marks used throughout are trademarks and service marks of their respective owners.

Caution Concerning Forward-Looking Statements

This document contains “forward-looking statements” — that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see the Forward-Looking Statements Information page on our Investor Relations website as well as our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

66   GE Aerospace 2025 Proxy Statement

GE Aerospace

1 Neumann Way
Evendale, Ohio 45215

geaerospace.com

1 NEUMANN WAY EVENDALE, OH 45215

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in the GE Aerospace Retirement Savings Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/GEAerospace2025

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in the RSP. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V62166-P25968-Z89382	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GE AEROSPACE

The Board of Directors recommends you vote FOR each of the following director nominees (1a through 1j):

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Stephen Angel	☐	☐	☐

	1b.	Sébastien Bazin	☐	☐	☐

	1c.	Margaret Billson	☐	☐	☐

	1d.	H. Lawrence Culp, Jr.	☐	☐	☐

	1e.	Thomas Enders	☐	☐	☐

	1f.	Edward Garden	☐	☐	☐

	1g.	Isabella Goren	☐	☐	☐

	1h.	Thomas Horton	☐	☐	☐

	1i.	Catherine Lesjak	☐	☐	☐

	1j.	Darren McDew	☐	☐	☐

Management Proposals

The Board of Directors recommends you vote FOR proposals 2 and 3:		For	Against	Abstain

2.	Advisory Approval of Our Named Executives’ Compensation	☐	☐	☐

3.	Ratification of Deloitte as Independent Auditor for 2025	☐	☐	☐

Shareholder Proposal

The Board of Directors recommends you vote AGAINST proposal 4:		For	Against	Abstain

4.	Shareholder Proposal Requesting Vote on Severance Payments	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V62167-P25968-Z89382

GE AEROSPACE
Annual Meeting of Shareholders
May 6, 2025 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side hereby appoint(s) H. Lawrence Culp, Jr. and Jake Phillips, or either of them, each with full power of substitution, as proxies, to vote all stock in GE AEROSPACE which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2025 Annual Meeting of Shareholders and any adjournments or postponements thereof. If this proxy is properly executed, the proxy shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. If this proxy is properly executed, the proxies will vote as the Board of Directors recommends where a choice is not specified. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy (and shares allocable to a participant’s RSP account) may be voted for a substitute nominee selected by the Board of Directors.

SPECIAL INSTRUCTIONS FOR PARTICIPANTS IN THE GE AEROSPACE RETIREMENT SAVINGS PLAN

In accordance with the terms of the GE Aerospace Retirement Savings Plan (RSP), any shares allocable to the participant’s RSP account as of March 10, 2025 will be voted by the trustee of the RSP trust in accordance with the instructions of the participant received via telephone or the Internet or indicated on the reverse side of this form. IF THIS FORM IS RECEIVED OR A VOTE IS SUBMITTED VIA THE INTERNET ON OR BEFORE MAY 1, 2025, BUT A CHOICE IS NOT SPECIFIED, THE TRUSTEE WILL VOTE SHARES ALLOCABLE TO THE PARTICIPANT’S RSP ACCOUNT AS THE BOARD OF DIRECTORS RECOMMENDS. IF THIS FORM IS NOT RECEIVED ON OR BEFORE MAY 1, 2025, AND NO VOTE WAS SUBMITTED VIA TELEPHONE OR THE INTERNET BY THAT DATE, SHARES ALLOCABLE TO THE PARTICIPANT’S RSP ACCOUNT WILL NOT BE VOTED.

Continued and to be signed on reverse side